SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Helius Medical Technologies, Inc.

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HELIUS MEDICAL TECHNOLOGIES, INC.
642 Newtown Yardley Road, Suite 100
Newtown, Pennsylvania 18940

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held On June 28, 2018

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Helius Medical Technologies, Inc., a Wyoming corporation (the “Company”).  The meeting will be held on June 28, 2018 at 10:00 a.m. local time at the Company’s offices at 642 Newtown Yardley Road, Suite 100, Newtown, Pennsylvania 18940 for the following purposes:

1.To elect the Board’s seven nominees for director.

2.

To ratify the selection by the audit committee of the Board of Directors of BDO USA, LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2018.

3.To approve the reincorporation of the Company from the State of Wyoming to the State of Delaware.

4.

To ratify the prior stock option grant to Joyce LaViscount, the Company’s Chief Financial Officer and Chief Operating Officer, to purchase 800,000 shares of common stock, on a pre-reverse stock split basis.

5.To approve the Company’s 2018 Equity Incentive Plan

6.To conduct any other business properly brought before the meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the Annual Meeting is May 18, 2018.  Only shareholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholders’ Meeting to Be Held on June 28, 2018 at 10:00 a.m. local time at the Company’s offices at
642 Newtown Yardley Road, Suite 100, Newtown, Pennsylvania 18940.

The proxy statement and annual report to shareholders
are available at www.investorvote.com.

By Order of the Board of Directors

Joyce LaViscount

Secretary

Newtown, Pennsylvania

May 25, 2018

You are cordially invited to attend the meeting in person.  Whether or not you expect to attend the meeting, please complete, date, sign and return the proxy mailed to you, or vote over the telephone or the internet as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting.  A return envelope has been provided for your convenience.  Even if you have voted by proxy, you may still vote in person if you attend the meeting.  Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING	1
PROPOSAL 1 ELECTION OF DIRECTORS	7
INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE	10
INDEPENDENCE OF THE BOARD OF DIRECTORS	10
BOARD LEADERSHIP STRUCTURE	10
ROLE OF THE BOARD IN RISK OVERSIGHT	11
MEETINGS OF THE BOARD OF DIRECTORS	11
INFORMATION REGARDING COMMITTEES OF THE BOARD OF DIRECTORS	11
SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS	15
CODE OF ETHICS	15
PROPOSAL 2 RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	16
CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	16
PRINCIPAL ACCOUNTANT FEES AND SERVICES	17
PRE-APPROVAL POLICIES AND PROCEDURES	17
PROPOSAL 3 APPROVAL OF THE REINCORPORATION OF THE COMPANY FROM THE STATE OF WYOMING TO THE STATE OF DELAWARE	18
PROPOSAL 4 RATIFICATION OF THE PRIOR STOCK OPTION GRANT TO JOYCE LAVISCOUNT, THE COMPANY’S CHIEF FINANCIAL OFFICER AND CHIEF OPERATIONS OFFICER, TO PURCHASE 800,000 SHARES OF COMMON STOCK ON A PRE-REVERSE STOCK SPLIT BASIS	34
PROPOSAL 5 APPROVAL OF THE COMPANY’S 2018 EQUITY INCENTIVE PLAN	36
EXECUTIVE OFFICERS	48
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	49
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	50
EXECUTIVE COMPENSATION	51
SUMMARY COMPENSATION TABLE	51
OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2017	54
DIRECTOR COMPENSATION	55
TRANSACTIONS WITH RELATED PERSONS AND INDEMNIFICATION	56
HOUSEHOLDING OF PROXY MATERIALS	58
OTHER MATTERS	59

HELIUS MEDICAL TECHNOLOGIES, INC.

642 Newtown Yardley Road, Suite 100
Newtown, Pennsylvania 18940

PROXY STATEMENT

FOR THE 2018 ANNUAL MEETING OF SHAREHOLDERS

June 28, 2018

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

We have sent you these proxy materials because the Board of Directors of Helius Medical Technologies, Inc. (sometimes referred to as the “Company” or “Helius”) is soliciting your proxy to vote at the 2018 Annual Meeting of Shareholders, including at any adjournments or postponements of the meeting.  You are invited to attend the annual meeting to vote on the proposals described in this proxy statement.  However, you do not need to attend the meeting to vote your shares.  Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy over the telephone or through the internet.

We intend to mail these proxy materials on or about June 1, 2018 to all shareholders of record entitled to vote at the annual meeting.

How do I attend the Annual Meeting?

The meeting will be held on June 28, 2018 at 10:00 a.m. local time at the Company’s offices at 642 Newtown Yardley Road, Suite 100, Newtown, Pennsylvania 18940. Information on how to vote in person at the Annual Meeting is discussed below.

Who can vote at the Annual Meeting?

Only shareholders of record at the close of business on May 18, 2018 will be entitled to vote at the Annual Meeting.  On this record date, there were 23,312,291 shares of Class A common stock, which we refer to as our common stock, outstanding and entitled to vote.

Effective after the close of business on January 22, 2018, we completed a 1-for-5 reverse stock split of our common stock. Unless otherwise noted, all share amounts in this Proxy Statement are reflected on a post-reverse stock split basis.

Shareholder of Record:  Shares Registered in Your Name

If, on May 18, 2018, your shares were registered directly in your name with the Company’s transfer agent, Computershare Trust Company of Canada, then you are a shareholder of record.  As a shareholder of record, you may vote in person at the meeting or vote by proxy.  Whether or not you plan to attend the meeting, we urge you to vote by proxy over the telephone or on the internet as instructed below or to complete, sign, date and return a proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If, on May 18, 2018, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization.  The organization holding your account is considered to be the shareholder of record for purposes of voting at the Annual Meeting.  As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account.  You are also invited to attend the

Annual Meeting.  However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There are four matters scheduled for a vote:

•	Election of seven directors (Proposal 1);
•

Ratification of the selection by the audit committee of the Board of Directors of BDO USA, LLP as independent registered public accounting firm of the Company for its fiscal year ending December 31, 2018 (Proposal 2);

•	Approval of the reincorporation of the Company from the State of Wyoming to the State of Delaware (the “Reincorporation Proposal”) (Proposal 3);
•

Ratification of the prior stock option grant to Joyce LaViscount, the Company’s Chief Financial Officer and Chief Operating Officer, to purchase 800,000 shares of common stock on a pre-reverse stock split basis (the “Stock Grant Ratification Proposal”) (Proposal 4); and

•	Approval of the 2018 Equity Incentive Plan (Proposal 5).

What if another matter is properly brought before the meeting?

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting.  If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I vote?

You may either vote “For” all the nominees to the Board of Directors or you may “Withhold” your vote for any nominee you specify.  For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting.

The procedures for voting are fairly simple:

Shareholder of Record: Shares Registered in Your Name

If you are a shareholder of record, you may vote in person at the Annual Meeting, vote by proxy using the enclosed proxy card or vote by proxy over the telephone, or vote by proxy through the internet.  Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted.  You may still attend the meeting and vote in person even if you have already voted by proxy.

•	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.
•

To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided.  If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

•

To vote over the telephone, dial toll-free 1-866-732-8683 using a touch-tone phone and follow the recorded instructions.  You will be asked to provide the company number and control number from the enclosed proxy card.  Your telephone vote must be received by 5.00 p.m. Eastern time on June 26, 2018 to be counted.

•

To vote through the internet, go to http://www.investorvote.com to complete an electronic proxy card.  You will be asked to provide the company number and control number from the enclosed proxy card.  Your internet vote must be received by 5.00 p.m. Eastern time on June 26, 2018 to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a voting instruction form with these proxy materials from that organization rather than from Helius.  Simply complete and mail the voting instruction form to ensure that your vote is counted.  Alternatively, you may vote by telephone or over the internet as instructed by your broker or bank.  To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent.  Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

Internet proxy voting may be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions.  However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of May 18, 2018.

If I am a shareholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?

If you are a shareholder of record and do not vote by completing your proxy card, by telephone, through the internet or in person at the Annual Meeting, your shares will not be voted.

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of all seven nominees for director, “For” the ratification of selection by the audit committee of the Board of Directors of BDO USA, LLP as independent registered public accounting firm of the Company for its fiscal year ending December 31, 2018, “For” the approval of the Reincorporation Proposal, “For” the Stock Grant Ratification Proposal and “For” the approval of the 2018 Equity Incentive Plan.  If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with voting instructions, what happens?

If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion.  In this regard, under the rules of the New York Stock Exchange (“NYSE”), brokers, banks and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine” under NYSE rules, but not with respect to “non-routine” matters. In this regard, Proposals 1, 3, 4 and 5 are considered to be “non-routine” under NYSE rules meaning that your broker may not vote your shares on those proposals in the absence of your voting instructions. However, Proposal 2 is considered to be a “routine” matter under NYSE rules meaning that if you do not return voting instructions to your broker by its deadline, your shares may be voted by your broker in its discretion on Proposal 2.

If you a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies.  In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication.  Directors and employees will not be paid any additional compensation for soliciting proxies.  We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts.  Please follow the voting instructions on the proxy cards in the proxy materials to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Shareholder of Record: Shares Registered in Your Name

Yes.  You can revoke your proxy at any time before the final vote at the meeting.  If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•	You may submit another properly completed proxy card with a later date.
•	You may grant a subsequent proxy by telephone or through the internet.
•	You may send a timely written notice that you are revoking your proxy to our Corporate Secretary at 642 Newtown Yardley Road, Suite 100, Newtown, Pennsylvania 18940.
•	You may attend the Annual Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or internet proxy is the one that is counted.

Beneficial Owner:  Shares Registered in the Name of Broker or Bank

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

When are shareholder proposals and director nominations due for next year’s Annual Meeting?

Shareholder proposals intended to be presented at our 2019 Annual Meeting of Shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be received by us no later than 5:00 p.m., Eastern time, on February 28, 2019.  Such proposals also must comply with Rule 14a-8 regarding the inclusion of shareholder proposals in company-sponsored proxy materials. Proposals should be addressed to the attention of our Corporate Secretary at Helius Medical Technologies, Inc., 642 Newtown Yardley Road, Suite 100, Newtown, Pennsylvania 18940.

If the Reincorporation Proposal is approved at this Annual Meeting and we reincorporate in the State of Delaware, and if you wish to submit a proposal (including a director nomination) that is not to be included in next year’s proxy materials, your proposal generally must be submitted in writing to the same address no later than March 30, 2019 but no earlier than February 28, 2019. Please review our bylaws to be adopted if the Reincorporation Proposal is approved at the Annual Meeting, attached as Appendix B to this proxy statement, which contain additional requirements regarding advance notice of shareholder proposals and nominations.

If the Reincorporation Proposal is approved at this Annual Meeting, and if you wish to submit a proposal (including a director nomination) at the meeting that is not to be included in next year’s proxy materials, your shareholder proposal or nomination of director for election to our Board must be submitted in writing not less than 30 calendar days prior to the actual date of the 2019 Annual Meeting, or the date that is 10 calendar days after the day on which disclosure of the date of such Annual Meeting was first made to shareholders, whichever is earlier, to the attention of our President at the same address.  All proposals and nominations must include the information required by Section 2.19 of our Amended and Restated Bylaws. In addition, you may include a shareholder-nominated director candidate in our proxy materials for the 2019 Annual Meeting of Shareholders.  Such nominations must be received by us no later than 5:00 p.m., Eastern time, on January 29, 2019. Such nominations must also provide the information required by Section 2.18 of our Amended and Restated Bylaws.  Nominations should be addressed to the Board of Directors at the same address.

You may contact our Corporate Secretary at the address above to obtain a copy of the relevant bylaw provisions regarding the requirements for making shareholder nominations and proposals.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count, for the proposal to elect directors, votes “For,” “Withhold” and broker non-votes, and, with respect to other proposals,  votes  “For” and “Against,” abstentions and, if applicable, broker non-votes.  Abstentions and broker non-votes will be counted towards the vote total for each of Proposals 2, 3, 4 and 5 and will have the same effect as “Against” votes.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed by the NYSE to be “non-routine,” the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”

How many votes are needed to approve each proposal?

For the election of directors, the seven nominees receiving the most “For” votes from the holders of shares present in person or represented by proxy and entitled to vote on the election of directors will be elected.  Only votes “For” will affect the outcome.

We have adopted a majority voting standard for the election of directors in uncontested elections.  Any nominee for director in an uncontested election who receives a greater number of votes “Withheld” from his or her election than votes “For” such election shall promptly tender his or her resignation to the Board of Directors following certification of the shareholder vote.  The Board of Directors will determine whether to accept or reject the director’s resignation, and will publicly disclose its decision within 90 days from the date of the certification of the election results.

To be approved, Proposal 2, the ratification of the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018, must receive “For” votes from the holders of a majority of shares present in person or represented by proxy and entitled to vote on the matter.  If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have the same effect as a vote “Against” Proposal 2.

To be approved, Proposal 3, the Reincorporation Proposal, must receive “For” votes from the holders of a majority of the shares at which a quorum, consisting of a majority of the votes entitled to be cast, is present.  If you mark your proxy to “Abstain” from voting, it will have the same effect as an “Against” vote.  Broker non-votes will have the same effect as a vote “Against” Proposal 3.

To be approved, Proposal 4, the Stock Grant Ratification Proposal, must receive “For” votes from the holders of a majority of shares present in person or represented by proxy and entitled to vote on the matter.  If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have the same effect as a vote “Against” Proposal 4.

To be approved, Proposal 5, the approval of the 2018 Equity Incentive Plan, must receive “For” votes from the holders of a majority of shares held by disinterested persons present in person or represented by proxy and entitled to vote on the matter. Uninstructed proxies will not be voted and will have the same effect as an “Against” vote. Broker non-votes will have the same effect as a vote “Against” Proposal 5.  Also, shares held by interested persons (our directors and executive officers who are eligible to receive shares under the 2018 Equity Incentive Plan) will not be eligible to vote on the proposal.

What is the quorum requirement?

A quorum of shareholders is necessary to hold a valid meeting. Except with respect to the quorum required in connection with Proposal 3, which shall require a quorum of greater than 50% of the total outstanding shares of the

Company entitled to vote, a quorum will be present if shareholders holding at least 33 1/3% of the total outstanding shares of the Company entitled to vote as a separate voting group.  On the record date, there were 23,312,291 shares outstanding and entitled to vote. Thus, the holders of 11,656,146 shares must be present in person or represented by proxy at the meeting to have a quorum for purposes of Proposal 3, and the holders of 7,769,987 shares must be present in person or represented by proxy at the meeting to have a quorum for purposes of the remaining proposals.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting.  Abstentions and broker non-votes will be counted towards the quorum requirement.  If there is no quorum, the holders of a majority of shares present at the meeting in person or represented by proxy may adjourn the meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting.  In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting.  If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

What proxy materials are available on the internet?

The proxy statement, and Form 10-K are available at www.investorvote.com.

Proposal 1

Election of Directors

Our Board of Directors consists of seven directors, each of whom is a nominee for reelection at this Annual Meeting.  Each director to be elected and qualified will hold office until the next annual meeting of shareholders and until his successor is elected, or, if sooner, until the director’s death, resignation or removal.  Each of the nominees listed below is currently a director of the Company who was previously elected by the shareholders.  It is the Company’s policy to invite its nominees for directors to attend the Annual Meeting.  One of the directors attended the 2017 Annual Meeting of Shareholders.

Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. Accordingly, the seven nominees receiving the highest number of affirmative votes will be elected.

We have adopted a majority voting standard for the election of directors in uncontested elections.  Any nominee for director in an uncontested election who receives a greater number of votes “Withheld” from his or her election than votes “For” such election shall promptly tender his or her resignation to the Board of Directors following certification of the shareholder vote. The Board will determine whether to accept or reject the director’s resignation, and will publicly disclose its decision within 90 days from the date of the certification of the election results.

Nominees

The following is a brief biography of each nominee for director and a discussion of the specific experience, qualifications, attributes or skills of each nominee that led the Board to recommend that person as a nominee for director, as of the date of this proxy statement.

The Company seeks to assemble a board that, as a whole, possesses the appropriate balance of professional and industry knowledge, financial expertise and high-level management experience necessary to oversee and direct the Company’s business.  To that end, the Board has identified and evaluated nominees in the broader context of the Board’s overall composition, with the goal of recruiting members who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment and other qualities that the Committee views as critical to effective functioning of the Board. The brief biographies below include information, as of the date of this proxy statement, regarding the specific and particular experience, qualifications, attributes or skills of each director or nominee that led the Board to believe that that nominee should continue to serve on the Board.  However, each of the members of the Board may have a variety of reasons why he believes a particular person would be an appropriate nominee for the Board, and these views may differ from the views of other members.

Name	Age	Principal Occupation/ Position Held With the Company
Philippe Deschamps	55	Chief Executive Officer and Chairman of the Board
Dane C. Andreeff	52	General Partner, Maple Leaf Partners, LP
Thomas E. Griffin	54	Chief Financial Officer, Avedro, Inc.
Huaizheng Peng	55	General Manager, China Medical System Holdings
Edward M. Straw	79	Managing Director, Osprey Venture Partners
Mitchell E. Tyler	65	Clinical Director, Advanced NeuroRehabilitation, LLC
Blane Walter	47	Partner, Talisman Capital Partners

Philippe Deschamps

Mr. Deschamps has served as our Chief Executive Officer, President and a Director since June 2014.  Previously, Mr. Deschamps served as the president of NeuroHabilitation Corporation, our wholly-owned subsidiary, from October 2013 to June 2014.  From February 2012 to October 2013, Mr. Deschamps served as chief executive officer of MediMedia Health, a marketing services company, where, among other things, he developed recommendations for the sale of MediMedia Health to its private equity sponsor.  Prior to that time, Mr. Deschamps served in various roles at GSW Worldwide, most recently as president and chief executive officer, and Bristol Myers Squibb, including as director of neuroscience marketing. Mr. Deschamps received a BSc. in chemistry from the University of Ottawa in Canada in 1985. Our Board of Directors believes Mr. Deschamps is qualified to serve as a director based upon his role as our principal executive officer and his 30 years of experience in the health sciences industry.

Dane C. Andreeff

Mr. Andreeff has served as a member of our Board of Directors since August 2017.  Mr. Andreeff is the general partner and portfolio manager at Maple Leaf Partners, LP, a position he has held since 1996. Mr. Andreeff also serves as a member of the board of directors of TraceSecurity, LLC, HDL Therapeutics, Inc. and Myocardial Solutions, Ltd. Mr. Andreeff received his Bachelor’s degree in Economics from the University of Texas at Arlington in 1989 and his Master’s degree in Economics from the University of Texas at Arlington in 1991. Our Board believes that Mr. Andreeff’s extensive experience in the investment industry and capital markets will make him a valuable member of the Board.

Thomas E. Griffin

Mr. Griffin has served as a member of our Board of Directors since August 2016.  Mr. Griffin currently serves as the Chief Financial Officer of Avedro, Inc., a position he has held since April 2017.  From May 2016 to January 2017, Mr. Griffin served as vice president of finance at Entellus Medical, Inc., a medical technology company focused on delivering superior patient and physician experiences through products designed for the minimally invasive treatment of chronic and recurrent sinusitis in both adult and pediatric patients.  Previously, Mr. Griffin served as chief financial officer at Entellus Medical from December 2007 to May 2016.  Mr. Griffin received a BBA in Accounting from University of Minnesota (Duluth) in 1985 and an MBA from the University of St. Thomas in 1995. Mr. Griffin is a Certified Public Accountant (inactive). Our Board of Directors believes Mr. Griffin is qualified to serve as a director based on his financial expertise in technology-based growth companies.

Huaizheng Peng, Ph. D.

Dr. Peng has served as a member of our Board of Directors since December 2015. Dr. Peng is the general manager of China Medical System Holdings, a position he has held since October 2013.  Previously, Dr. Peng was a partner at Northland Bancorp, a private equity firm, from January 2010 to November 2012, and head of global life sciences and director of corporate finance of Seymour Pierce, from February 2006 to January 2010. Dr. Peng currently serves as a director of Faron Pharmaceuticals, Navamedica ASA and Destiny Pharma plc.  Dr. Peng received a Bachelor’s degree and a Master’s degree in medicine from Hunan Medical College, China, and a Ph.D. in molecular pathology from University College London Medical School.  Our Board of Directors believes that Dr. Peng is qualified to serve as a director based on his international medical and investment experience.

Edward M. Straw

Vice Admiral (Retired) Straw has served as a member of our Board of Directors since November 2014. He founded Osprey Venture Partners in 2011, a firm that mentors young entrepreneurs seeking investment capital and assists with business development, and serves as the managing director. Previously he was president, global operations of The Estée Lauder Companies from 2000 to 2005, senior vice president global operations of the Compaq Computer Corporation from 1998 to 2000, and president of Ryder Integrated Logistics from 1996 to 1998. Prior to joining the private sector, he had a distinguished 35-year career in the U.S. Navy and retired as a three-star admiral. During his military service, Vice Admiral (Retired) Straw was chief executive officer of the Defense Logistics Agency, the largest military logistics command supporting the American armed forces. He a member of the Defense Science Board, chairman of Odyssey Logistics and currently sits on the boards of The Boston Consulting Federal Group, Academy Securities and Lenitiv Scientific. He is a former board member of Eddie Bauer, MeadWestvaco, Ply Gem Industries and Panther Logistics.  Vice Admiral (Retired) Straw received a B.S. from the United States Naval Academy, an MBA from The George Washington University, and is a graduate of the National War College. Our Board of Directors believes that Vice Admiral (Retired) Straw is qualified to serve as a director based on his extensive leadership experience in both the private sector and the U.S. military.

Mitchell E. Tyler

Mr. Tyler has served as a member of our Board of Directors since June 2014. Mr. Tyler is a co-inventor of the PoNS device and is co-owner and clinical director of Advanced NeuroRehabilitation, LLC, a position he has held since 2009. Mr. Tyler is a senior lecturer in biomedical engineering at the University of Wisconsin-Madison. From 1998 through 2017 Mr. Tyler also served as the clinical director of the Tactile Communication and NeuroRehabilitation Laboratory. He received his M.S. in Bioengineering from University of California, Berkeley in 1985 and is currently working on his Ph.D. in Biomedical Engineering at the University of Wisconsin – Madison. Mr. Tyler is a registered professional engineer in Wisconsin. Our Board of Directors believes that Mr. Tyler is qualified to serve as a director based on his extensive knowledge of PoNS treatment and his research and development experience in the medical device industry.

Blane Walter

Mr. Walter has served as a member of our Board of Directors since December 2015.  Mr. Walter is a partner at Talisman Capital Partners, a position he has held since 2011. Previously, Mr. Walter served as vice chairman of inVentiv Group from 2011 to August 2017.  Mr. Walter received a B.S. in marketing and finance from Boston College in 1993.  Our Board of Directors believes that Mr. Walter is qualified to serve as director based on his background in the healthcare and pharmaceutical industries.

The Board of Directors Recommends
A Vote in Favor of Each Named Nominee.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Independence of The Board of Directors

The Board reviews its composition annually, including the determination of the independence of our directors.  Our Board consults with the Company’s counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of the Toronto Stock Exchange (the “TSX”) and The Nasdaq Stock Market (“Nasdaq”), as in effect from time to time.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, the Board has affirmatively determined that the following directors are independent directors within the meaning of the applicable TSX and Nasdaq listing standards: Messrs. Griffin, Andreeff and Walter, Vice Admiral (Retired) Straw and Dr. Peng.  In making this determination, the Board found that none of these directors or nominees for director had a material or other disqualifying relationship with the Company.

In making those independence determinations, the Board took into account certain relationships and transactions that occurred in the ordinary course of business between the Company and entities with which some of its directors are or have been affiliated.  The Board considered all relationships and transactions that occurred during any 12-month period within the last three fiscal years and determined that they were not relationships that would interfere with their exercise of independent judgment in carrying out their responsibilities as directors.

The Board considered that the aggregate dollar amount of the transactions during any 12-month period within the last three fiscal years did not exceed the greater of $1 million or 2% of the other company’s consolidated gross revenues and, therefore, was not regarded as compromising the director’s independence.  Based on this review, the Board affirmatively determined that all of the directors nominated for election at the Annual Meeting, other than Messrs. Deschamps and Tyler, are independent under the standards set forth in applicable TSX and Nasdaq rules.

Board Leadership Structure

The Company’s Board of Directors is currently chaired by the President and Chief Executive Officer of the Company, Mr. Deschamps.

The Board does not have a formal policy with respect to the separation of the offices of Chief Executive Officer and chairman of the Board. It is the Board’s view that rather than having a formal policy, the Board, upon consideration of all relevant factors and circumstances, will determine, as and when appropriate, whether it is in the best interests of the Company and its shareholders for such offices to be separate or combined. Our Board believes that our compensation system, our division of risk oversight responsibilities, and our Board leadership structure comprise and support the most effective risk management approach.

The Company currently believes that combining the positions of Chief Executive Officer and chairman helps to ensure that the Board and management act with a common purpose. In the Company’s view, separating the positions of Chief Executive Officer and chairman has the potential to give rise to divided leadership, which could interfere with good decision-making or weaken the Company’s ability to develop and implement strategy.  Instead, the Company believes that combining the positions of Chief Executive Officer and chairman provides a single, clear chain of command to execute the Company’s strategic initiatives and business plans. In addition, the Company believes that a combined Chief Executive Officer/chairman is better positioned to act as a bridge between management and the Board, facilitating the regular flow of information. The Company also believes that it is advantageous to have a chairman with an extensive history with and knowledge of the Company (as is the case with Mr. Deschamps) as compared to a relatively less informed independent chairman.

Role of the Board in Risk Oversight

The Board plays an active role in overseeing management of our risks. The Board regularly reviews information regarding our credit, liquidity and operations, as well as the risks associated with each. The Audit Committee of the Board is responsible for overseeing the management of financial risks. The Compensation Committee also is responsible for overseeing the management of risks relating to our executive compensation policies and arrangements, and for managing risks relating to our director compensation policies and arrangements, and reviewing the independence of the Board and other corporate governance matters.

Meetings of the Board of Directors

The Board of Directors met 10 times during the last fiscal year.  Each Board member attended 75% or more of the aggregate number of meetings of the Board and of the committees on which he served, held during the portion of the last fiscal year for which he was a director or committee member.

Information Regarding Committees of the Board of Directors

The Board has three committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee.  The following table provides membership and meeting information for fiscal 2017 for each of the Board committees:

Name	Audit Committee	Compensation Committee(1)	Nominating and Corporate Governance Committee(1)
Dane C. Andreeff		X*	X
Thomas E. Griffin	X*	X	X
Huaizheng Peng		X
Edward M. Straw	X
Blane Walter	X		X*
Total meetings in fiscal 2017	4	n/a	n/a

*Committee Chairperson

(1)	The Compensation Committee and Nominating and Corporate Governance Committee were each established in March 2018.

Below is a description of each committee of the Board of Directors.  Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities.

Audit Committee

The Audit Committee of the Board of Directors was established by the Board in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to oversee the Company’s corporate accounting and financial reporting processes and audits of its financial statements. For this purpose, the Audit Committee performs several functions. The Audit Committee evaluates the performance of and assesses the qualifications of the independent auditors; determines and approves the engagement of the independent auditors; determines whether to retain or terminate the existing independent auditors or to appoint and engage new independent auditors; reviews and approves the retention of the independent auditors to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent auditors on the Company’s audit engagement team as required by law; reviews and approves or rejects transactions between the Company and any related persons; confers with management and the independent auditors regarding the effectiveness of internal control over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and meets to review the Company’s annual audited financial statements and quarterly financial statements with management and the independent auditor, including a review of the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.

The Audit Committee is composed of three directors: Messrs. Griffin and Walter and Vice Admiral (Retired) Straw, with Mr. Griffin serving as chair. The Audit Committee met four times during the last fiscal year.  The Board has adopted a written Audit Committee charter that is available to shareholders on the Company’s website at www.heliusmedical.com.

The Board of Directors reviews the Nasdaq and TSX listing standards definition of independence for Audit Committee members on an annual basis and has determined that all members of the Company’s Audit Committee are independent.

The Board of Directors has also determined that Mr. Griffin qualifies as an “audit committee financial expert,” as defined in applicable SEC rules. The Board made a qualitative assessment of Mr. Griffin’s level of knowledge and experience based on a number of factors, including his formal education and experience as a chief financial officer for public reporting companies.

Report of the Audit Committee of the Board of Directors

The Audit Committee has reviewed and discussed the audited financial statements for fiscal year ended December 31, 2017 with management of the Company.  The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”).  The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence.  Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

Thomas E. Griffin

Edward M. Straw

Blane Walter

The material in this report is not “soliciting material,” is not deemed “filed” with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee

The Compensation Committee was established in March 2018. The Compensation Committee is composed of three directors: Messrs. Andreeff and Griffin and Dr. Peng, with Mr. Andreeff serving as chair. All members of the Company’s Compensation Committee are independent (as independence is currently defined in Rule 5605(d)(2) of Nasdaq listing standards and TSX independence rules). The Board has adopted a written Compensation Committee charter that is available to shareholders on the Company’s website at www.heliusmedical.com.

The Compensation Committee of the Board of Directors acts on behalf of the Board to review, recommend for adoption and oversee the Company’s compensation strategy, policies, plans and programs, including the:

•

establishment of corporate and individual performance objectives relevant to the compensation of the Company’s executive officers and other senior management and evaluation of performance in light of these stated objectives;

•

review and recommend to the Board for approval of the compensation and other terms of employment or service, including severance and change-in-control arrangements, of the Company’s Chief Executive Officer, the other executive officers and directors; and

•	administration of the Company’s equity compensation plans, pension and profit-sharing plans, deferred compensation plans and other similar plans and programs.

Prior to the establishment of a formal compensation committee in March 2018, the non-employee directors of the Board performed the duties of a compensation committee.

Compensation Determination: Processes and Procedures

The Compensation Committee will meet at least annually and with greater frequency if necessary and appropriate.  The agenda for each meeting will be developed by the Chair of the Compensation Committee, in consultation with legal counsel or other advisers or consultants it deems necessary and appropriate.  The Compensation Committee will meet regularly in executive session.  However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings.  The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation or individual performance objectives. The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of the Company. In addition, under the charter, the Compensation Committee has the authority to obtain, at the expense of the Company, advice and assistance from compensation consultants and internal and external legal, accounting or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the oversight of the work of any consultants or advisers engaged for the purpose of advising the Committee.  In particular, the Compensation Committee has the sole authority to retain, in its sole discretion, compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under the charter, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the Compensation Committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by the SEC and Nasdaq, that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent.

Prior to the establishment of a formal compensation committee in March 2018, the non-employee directors of the Board met at least four times per year, and regularly in executive session, to discuss compensation.  The non-employee directors invited management and other employees, outside advisors and/or consultants to join its meetings as appropriate to provide advice and background information.  The Chief Executive Officer did not participate in, and was not present during, any deliberations or determinations of the non-employee directors regarding his compensation or individual performance objectives.

During the past fiscal year, the Company engaged Sigma Integrated Resources (“Sigma”) as its compensation and human resources consultant.  As part of its engagement, Sigma was invited to the meetings of the non-employee directors and requested to develop a comparative group of companies and to perform analyses of competitive performance and compensation levels for that group.  Sigma ultimately developed recommendations that were presented to the non-employee directors for its consideration.  Following an active dialogue with Sigma, the non-employee directors approved the recommendations.

Historically, the non-employee directors have made most of the significant adjustments to annual compensation, determined bonus and equity awards and established new performance objectives at one or more meetings held during the first quarter of the year.  Generally, the process comprises two related elements: the determination of compensation levels and the establishment of performance objectives for the current year.  For executives other than the Chief Executive Officer, the non-employee directors solicit and consider evaluations and recommendations submitted to the Committee by the Chief Executive Officer.  In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the non-employee directors, who determines any adjustments to his compensation as well as awards to be granted.  The Chief Executive Officer may not be present during these discussions.  For all executives and directors as part of its deliberations, the non-employee directors may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executives in various hypothetical scenarios, executive and director stock ownership information, company stock performance data, analyses of historical executive compensation levels and current Company-wide compensation levels and recommendations of the Company’s compensation consultant, including analyses of executive and director compensation paid at other companies identified by the consultant.  The Compensation Committee now performs these duties and expects to follow similar practices to those of the non-employee directors.

Compensation Committee Interlocks and Insider Participation

None of the current members of our Compensation Committee has ever been an executive officer or employee of ours. None of our executive officers currently serves, or has served during the last completed fiscal year, on the compensation committee or board of directors of any other entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee was established in March 2018. The Nominating and Corporate Governance Committee of the Board of Directors is responsible for identifying, reviewing and evaluating candidates to serve as directors of the Company (consistent with criteria approved by the Board), reviewing and evaluating incumbent directors, selecting or  recommending to the Board for selection candidates for election to the Board of Directors, making recommendations to the Board regarding the membership of the committees of the Board, assessing the performance of management and the Board, and developing a set of corporate governance principles for the Company.

The Nominating and Corporate Governance Committee is composed of three directors:  Messrs. Andreeff, Griffin and Walter, with Mr. Walter serving as chair. All members of the Nominating and Corporate Governance Committee are independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards and in the TSX Company Manual). The Board has adopted a written Nominating and Corporate Governance Committee charter that is available to shareholders on the Company’s website at www.heliusmedical.com.

Prior to the establishment of a formal nominating and governance committee in March 2018, the Board performed such duties as it did not believe a formal committee was necessary or cost efficient for a company of our size.  The Board reviewed and evaluated candidates to serve as directors of the Company (consistent with criteria approved by the Board), reviewed and evaluated incumbent directors, selected candidates for election to the Board of Directors, determined the membership of the committees of the Board and assessed the performance of management and the Board.  The Nominating and Corporate Governance Committee now performs these duties and expects to follow similar practices to those of the Board.

Generally, director nominees are identified and suggested by our directors or management using their business networks. The Nominating and Corporate Governance Committee also intends to consider director nominees put forward by shareholders. Our Amended and Restated Bylaws contain provisions that address the process by which a shareholder may nominate an individual to stand for election to the Board at the annual meeting. Shareholders may recommend individuals to our Board for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Board at Helius Medical Technologies, Inc., 642 Newtown Yardley Road, Suite 100, Newtown, Pennsylvania 18940, Attention: Chairman of the Board. Such nomination must satisfy the notice, information and consent requirements set forth in our Amended and Restated Bylaws and must be received by us prior to the date set forth under “When are shareholder proposals and director nominations due for next year’s annual meeting?” included herein. The Board does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a shareholder.

The Nominating and Corporate Governance Committee does not have any specific minimum qualifications that director nominees must have in order to be considered to serve on the Board. However, the Nominating and Corporate

Governance Committee does take into consideration areas of expertise that director nominees may be able to offer, including professional experience, knowledge, abilities and industry knowledge or expertise. The Nominating and Corporate Governance Committee also considers their potential contribution to the overall composition and diversity of the Board.

The Nominating and Corporate Governance Committee will conduct the appropriate and necessary inquiries (as determined by the Committee) with respect to the backgrounds and qualifications of any potential nominees, without regard to whether a potential nominee has been recommended by our shareholders, and, upon consideration of all relevant factors and circumstances, approves the slate of director nominees to be nominated for election at our annual meeting of shareholders. The Nominating and Corporate Governance Committee considers potential nominees without regard to race, color, creed, religion, national origin, age, gender, sexual orientation or disability. The Nominating and Corporate Governance Committee has not adopted a formal policy with respect to diversity. In general, the Company seeks a Board that includes a diversity of perspectives and includes individuals that possess backgrounds, skills, expertise and attributes that allow them to function collaboratively and effectively together in their oversight of the Company.

Shareholder Communications With the Board of Directors

The Board welcomes communications from our shareholders and other interested parties. Shareholders and other interested parties may send communications to the Board, to any particular director or the independent directors as a group, to the following address: Helius Medical Technologies, Inc., 642 Newtown Yardley Road, Suite 100, Newtown, Pennsylvania 18940, Attention: Joyce LaViscount. Shareholders or interested parties should indicate clearly the director or directors to whom the communication is being sent so that each communication may be forwarded directly to the appropriate director(s).

Code of Ethics

The Company has adopted a Code of Business Conduct and Ethics that applies to all officers, directors and employees.  The Code of Business Conduct and Ethics is available on the Company’s website at www.heliusmedical.com.  If the Company makes any substantive amendments to the Code of Business Conduct and Ethics or grants any waiver from a provision of the Code to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver on its website.

Proposal 2

Ratification of Selection of Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has selected BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the shareholders at the Annual Meeting.  BDO USA, LLP has audited the Company’s financial statements since January 4, 2017.  Representatives of BDO USA, LLP are expected to be present at the Annual Meeting.  They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither the Company’s Amended and Restated Bylaws nor other governing documents or law require shareholder ratification of the selection of BDO USA, LLP as the Company’s independent registered public accounting firm.  However, the Audit Committee of the Board is submitting the selection of BDO USA, LLP to the shareholders for ratification as a matter of good corporate practice.  If the shareholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm.  Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its shareholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting will be required to ratify the selection of BDO USA, LLP.

Change in Independent Registered Public Accounting Firm

On January 4, 2017, the Audit Committee of the Board of Directors approved the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2016, in place of BDO Canada LLP.

The report of BDO Canada LLP on the consolidated financial statements of the Company for the two years ended March 31, 2016, dated June 27, 2016 and included in our Annual Report on Form 10-K filed with the SEC on June 28, 2016, states that the Company’s recurring losses from operations and its accumulated deficit raise substantial doubt about the Company’s ability to continue as a going concern. Other than the foregoing, BDO Canada LLP’s report on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified as to audit scope or accounting principles.

During the fiscal years ended March 31, 2016 and 2015 and through the date of BDO Canada LLP’s dismissal on January 4, 2017, there were no disagreements between the Company and BDO Canada LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of BDO Canada LLP, would have caused BDO Canada LLP to make reference to the subject matter of the disagreements in connection with its reports for such fiscal years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K except for the material weakness in (i) the Company’s internal control over financial reporting disclosed in its Annual Report on Form 10-K/A for the fiscal year ended March 31, 2015, filed with the SEC on January 11, 2016, related to the design of controls with respect to the calculation of the fair value of the Company’s share based compensation, and (ii) the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2016, filed with the SEC on June 28, 2016, related to the Company’s accounting staff having insufficient technical accounting knowledge relating to accounting for income taxes and complex U.S. GAAP matters. The Company has authorized BDO Canada LLP to respond fully and without limitation to all requests of BDO USA, LLP concerning all matters related to the periods audited by BDO Canada LLP, including with respect to the subject matter of these reportable events. BDO Canada LLP’s letter to the SEC stating its agreement with the statements in this paragraph was filed as an exhibit to the Company’s Current Report on Form 8-K dated January 10, 2017.

During the nine months ended December 31, 2016 and the fiscal year ended March 31, 2016, and any subsequent interim period before the Company’s engagement of BDO USA, LLP, the Company did not consult with BDO USA, LLP regarding the application of accounting principles to a specified transaction, or the type of audit opinion that might be rendered on the Company’s financial statements.

Principal Accountant Fees and Services

The following table represents the aggregate fees billed to the Company during the fiscal year ended December 31, 2017 and the nine months ended December 31, 2016 by BDO USA, LLP, the Company’s principal accountant (amounts in thousands).

	Fiscal Year Ended December 31, 2017	Nine Months Ended December 31, 2016
Audit Fees (1)	$197	$123
Tax Fees (2)	28	29
Total Fees	$225	$152

(1)

Audit fees included amounts billed for professional services rendered in connection with the audit of our consolidated financial statements and review of our interim consolidated financial statements included in quarterly reports and services that are normally provided by our principal accountant in connection with statutory and regulatory filings and the review of registration statements.

(2)	Tax fees included amounts billed for professional services for tax compliance, tax advice and tax planning. These services included assistance regarding federal, state and tax compliance.

All fees described above were pre-approved by the Audit Committee.

Pre-Approval Policies and Procedures

Our Audit Committee has adopted policies and procedures for the pre-approval of audit services and permitted non-audit and tax services rendered by our independent registered public accounting firm. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts.  Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service.  The Audit Committee must pre-approve all services provided by the independent registered public accounting firm.

The Audit Committee has determined that the rendering of services other than audit services by BDO USA, LLP is compatible with maintaining the principal accountant’s independence.

The Board of Directors Recommends
A Vote In Favor of Proposal 2.

Proposal 3

Approval of the Reincorporation of the Company From the State of Wyoming to
the State of Delaware

What is the Reincorporation Proposal?

On May 15, 2018, our Board approved a proposal (this “Reincorporation Proposal”), to change the state of incorporation of our company from Wyoming to Delaware (the “Reincorporation”). The Board believes that the Reincorporation can improve corporate governance, reduce administrative costs and enhance long-term shareholder value.

The choice of state of domicile is important because state corporate law governs the internal affairs of a corporation. Management and boards of directors of corporations look to state law and judicial interpretations of state law to guide their decision-making on many key issues, including determining appropriate governance policies and procedures, ensuring that boards satisfy their fiduciary obligations to shareholders and evaluating key strategic alternatives for the corporation, including mergers, acquisitions, and divestitures. After careful consideration of these and other factors as discussed more fully below, our Board believes that it is in the best interest of our company and our shareholders to complete the Reincorporation.

Where can I find information on the Reincorporation Proposal?

Shareholders are urged to read this proxy statement carefully for information regarding the Reincorporation Proposal, including the related appendices referenced below and attached to this proxy statement, before voting on the Reincorporation. The following discussion summarizes material provisions of the Reincorporation. This summary is subject to and qualified in its entirety by the following reincorporation documents attached as appendices to this proxy statement: the Delaware Certificate of Incorporation to be effective after the Reincorporation, in the form attached hereto as Appendix A (the “Delaware Charter”), and the Delaware Bylaws to be effective after the Reincorporation, in the form attached hereto as Appendix B (the “Delaware Bylaws”). Copies of our Amended and Restated Wyoming Articles of Incorporation, as amended (“Wyoming Charter”) and our Wyoming Amended and Restated Bylaws (the “Wyoming Bylaws”), each as currently in effect, are filed publicly as exhibits to our periodic reports and are also available for inspection at our principal office. Copies will be sent to shareholders free of charge upon written request to our Corporate Secretary at 642 Newtown Yardley Road, Suite 100, Newtown, Pennsylvania 18940.

In this Reincorporation Proposal, we refer to Helius, as it currently exists as a Wyoming corporation, as “Helius” and Helius, as it would exist as a Delaware corporation, as “Helius Delaware.”

Why did our Board choose Delaware over other jurisdictions?

It is well established that the State of Delaware has been a leader in adopting a comprehensive and coherent set of corporate laws that are responsive to the evolving legal and business needs of corporations. Our Board of Directors believes that the most important criterion in comparing jurisdictions is the existence of a highly developed and predictable corporate law that will guide management and our Board of Directors in addressing the complex and varied decisions faced by public companies. We believe that no other jurisdiction in the United States satisfies this criterion to the same extent as Delaware. In particular, relative to our current domicile in Wyoming or a domicile in any other state, we believe Delaware will offer us greater predictability and clarity due to characteristics that are unique to the state, which are further discussed below.

Predictability, Flexibility and Responsiveness of Delaware Law

Delaware courts have established a jurisprudence that is significantly more thorough and broadly applied with respect to principles of corporate governance than any other state’s courts, including the courts in Wyoming. As a result, corporations domiciled in Delaware have an advantage over companies organized under the laws of other states, because Delaware corporations can draw upon these firmly established and consistently interpreted principles when making business and legal decisions.

We believe that Delaware is the preferred domicile for most major American corporations. According to the Delaware Secretary of State, over 50 percent of all public companies and approximately 64 percent of all Fortune 500 corporations are incorporated in Delaware.

Because of the large number of major corporations domiciled in Delaware, Delaware courts often take the lead in reviewing and deciding important new issues relating to corporate governance and rights and obligations of shareholders and corporations. As Delaware courts were among the first and most influential to address these issues, many corporations in Wyoming and other states have looked to Delaware laws for guidance on these issues. The Board believes that the clarity provided on these issues is ultimately beneficial to Helius and our shareholders because it establishes more reliable guidance for corporate governance decisions.

Delaware’s court system also provides swift and efficient resolutions in corporate litigation. Delaware has a specialized Court of Chancery that reviews and decides corporate law cases, and appeals to Delaware’s Supreme Court can be decided quickly. In addition, Delaware has adopted the Delaware Rapid Arbitration Act, which provides a streamlined arbitration process that will allow for prompt, cost-effective resolution of business disputes.

We have identified the following key benefits of Delaware’s corporate legal framework that are available to Helius after the Reincorporation:

•	The Delaware General Corporate Law, as amended (the “DGCL”), is generally acknowledged to be the most advanced and flexible state corporate statute in the United States;
•

The Delaware Court of Chancery routinely handles cases involving complex corporate issues with a level of experience and a degree of sophistication and understanding unmatched by other courts in the country;

•	The Delaware Supreme Court is well regarded and is timely and highly responsive in cases involving complex corporate issues;
•

The well-established body of case law construing Delaware law has developed over the last century and provides businesses with a greater predictability on numerous issues than the case law of most, if not all, other jurisdictions, including, but not limited to, Wyoming;

•	The Delaware legislature each year considers and adopts statutory amendments in an effort to ensure that the Delaware corporate statute continues to be responsive to the changing needs of businesses;
•

Delaware has a user-friendly Office of Secretary of State that facilitates filings and interactions and reduces (as compared to other states) complications and delays that can arise in time sensitive transactions.

Ability to Have the Delaware Courts Serve as the Exclusive Forum for the Adjudication of Certain Legal Matters

To ensure that we get the full benefits of Delaware’s corporate legal framework, the Board has decided to include in the Delaware Charter a provision providing that the Delaware Courts are the exclusive forum for the adjudication of certain legal actions.

Under the exclusive forum provision contained in the Delaware Charter, the state courts of the State of Delaware (or if no state court has jurisdiction, the federal district court for the District of Delaware) will be the exclusive forum for certain actions involving us, unless we consent to an alternative forum. Based on the proposed language in the Delaware Charter, the Delaware courts would be the exclusive forum for (1) derivative actions or proceedings brought on behalf of us; (2) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee to us or our stockholders; (3) any action asserting a claim against us or any director or officer or other employee arising pursuant to any provision of the DGCL, the Delaware Charter or the Delaware Bylaws; and (4) any action asserting a claim against us or any director or officer or other employee governed by the internal affairs doctrine.

The exclusive forum provision contained in the Delaware Charter is intended to assist us in avoiding multiple lawsuits in multiple jurisdictions on matters relating to the corporate law of Delaware, which will be our state of incorporation if the Reincorporation Proposal is approved. We believe that the exclusive forum provision in the Delaware Charter will reduce the risk that we could become subject to duplicative litigation in multiple forums, as well as the risk that the outcome of cases in multiple forums could be inconsistent, even though each forum purports to follow Delaware law. Any of these could expose us to increased expenses or losses.

The exclusive forum provision contained in the Delaware Charter would only regulate the forum where our shareholders may file claims relating to the specified intra-corporate disputes. The exclusive forum provision does not contain any restrictions on the ability of our shareholders to bring such claims, nor the remedies available if such claims are ultimately successful; rather it attempts to prevent us from being forced to waste corporate assets defending against duplicative suits.

Although the Board of Directors believes that the designation of the Delaware Court of Chancery as the exclusive forum for intra-corporate disputes serves our best interests and our shareholders as a whole, the Board of Directors also believes that we should retain the ability to consent to an alternative forum on a case-by-case basis. Specifically, where the Board of Directors determines that our interests and those of our shareholders are best served by permitting a dispute to proceed in a forum other than the Delaware Court of Chancery, the exclusive forum provision in the Delaware Charter permits us to consent to the selection of such alternative forum.

The Board of Directors believes that our shareholders will benefit from having intra-corporate disputes litigated in the Delaware Court of Chancery. Although some plaintiffs might prefer to litigate such matters in a forum outside of Delaware because they perceive another court as more convenient or more favorable to their claims (among other reasons), the Board of Directors believes that the substantial benefits to us and our shareholders as a whole from designating the Delaware Court of Chancery as the exclusive forum for intra-corporate disputes outweigh these concerns. The Delaware Court of Chancery is widely regarded as the preeminent court for the determination of disputes involving a corporation’s internal affairs in terms of precedent, experience and focus. The Court’s considerable expertise has led to the development of a substantial and influential body of case law interpreting Delaware’s corporate law. This provides us and our shareholders with more predictability regarding the outcome of intra-corporate disputes. In addition, the Delaware Court of Chancery has developed streamlined procedures and processes that help provide decisions for litigating parties on a relatively expedited basis. This accelerated schedule can limit the time, cost, and uncertainty of litigation for all parties. Furthermore, there is a significant risk that allowing shareholders to bring such highly sophisticated matters in forums with little familiarity or experience in corporate governance leaves shareholders at risk that foreign jurisdictions may misapply Delaware law.

Without the exclusive forum provision in the Delaware Charter, we remain exposed to the possibility of plaintiffs using Helius’ more diverse operational base to bring claims against us in multiple jurisdictions or choosing a forum state for litigation that may not apply Delaware law to our internal affairs in the same manner as the Delaware courts would be expected to do so.

What are the consequences of the Reincorporation?

At the effective time of the Reincorporation, we will be governed by the Delaware Charter, the Delaware Bylaws and the DGCL. Although the Delaware Charter and the Delaware Bylaws contain many similar provisions from our existing Wyoming Articles and Wyoming Bylaws, there are important differences that are discussed below. See “What are the material differences between Delaware law and Wyoming law?” below.

After the Reincorporation, our name will remain Helius Medical Technologies, Inc. Other than the change in corporate domicile (and certain related changes of a legal nature in our organizational documents, which are described in this proxy statement), the Reincorporation will not result in any change in our name, business operations, management, board composition, fiscal year, assets, liabilities or net worth or physical location, nor will it result in any change in location of our current employees, including management. Upon consummation of the Reincorporation, our daily business operations will continue as they are presently conducted. In addition, the Reincorporation will not, we believe, significantly affect any of our material contracts with any third parties and our rights and obligations under these contractual arrangements will continue and be assumed by us. In addition, upon the effectiveness of the Reincorporation, the directors who are elected at the annual meeting, and the individuals serving as executive officers of Helius immediately prior to the Reincorporation, will continue to serve as our directors and executive officers, without a change in title or responsibilities.

Upon consummation of the Reincorporation, our daily business operations will continue as they are presently conducted at our current principal executive office located at 642 Newtown Yardley Road, Suite 100, Newtown, Pennsylvania 18940.

What are the material differences between Delaware law and Wyoming law?

Because of differences between the Wyoming Business Corporation Act (the “WBCA”) and the DGCL, as well as differences between our Wyoming Charter and Bylaws before and after the Reincorporation, the Reincorporation will effect some changes to the rights of our shareholders. Summarized below are the most significant differences between the rights of the shareholders of the Company before and after the Reincorporation, as a result of the differences among the WBCA and the DGCL, the Wyoming Charter and the Delaware Charter, and the Wyoming Bylaws and the Delaware Bylaws.

The summary below is not intended to be relied upon as an exhaustive list of all differences or a complete description of the differences between the DGCL and the Delaware Charter and Bylaws, on the one hand, and the WBCA and the Wyoming Charter and Bylaws on the other hand. The summary below is qualified in its entirety by reference to the WBCA, the Wyoming Charter, the Wyoming Bylaws, the DGCL, the Delaware Charter and the Delaware Bylaws.

Authorized Capital Stock

Delaware Provisions

The authorized capital stock pursuant to our Delaware charter will consist of 150,000,000 authorized shares of common stock, $0.001 par value per share, and 10,000,000 authorized shares of preferred stock, $0.001 par value per share.

Our shareholders of our common stock will continue to be entitled to one vote for each share on all matters voted on by shareholders, including the election of directors. The holders of our common stock will not have any cumulative voting, conversion, redemption or preemptive rights. The holders of our common stock will be entitled to such dividends as may be declared from time to time by the our Board of Directors from funds available therefor, and upon liquidation will be entitled to receive pro rata all assets of our company available for distribution to such holders.

Wyoming Provisions

The holders of our common stock are entitled to one vote for each share on all matters voted on by shareholders, including the election of directors. Our authorized capital stock consists of unlimited authorized shares of Class A common stock, no par value per share. The holders of the Company’s common stock do not have any cumulative voting, conversion, redemption or preemptive rights.

Number of Directors; Election; Removal; Filling Vacancies; Independent Directors

Delaware Provisions

The Delaware Charter and Delaware Bylaws will provide that the number of directors will be fixed from time to time by action of the Board of Directors.

The Delaware Charter and Bylaws provide that the stockholders may remove one or more directors with cause at a special meeting called for the purpose of removing the director, or at an annual meeting, upon the affirmative vote of the holders of at least 66-2/3% of the voting power of all then outstanding shares of capital stock of the corporation entitled to vote generally at an election of the directors. A vacancy on the Board of Directors, whether created as a result of the removal of a director or resulting from an enlargement of the Board of Directors, may only be filled by the affirmative vote of a majority of the directors then in office.

Wyoming Provisions

Under the WBCA, the number of directors is established by the articles of incorporation or the bylaws.  There is no difference between the Delaware Bylaws and Wyoming Bylaws with respect to the mechanism to determine the number of directors.

Under the WBCA and Wyoming Bylaws, shareholders may remove one or more directors with or without cause by a majority vote of the shareholders entitled to elect such director(s), unless the articles provide that directors may only be removed for cause. The WBCA and Wyoming Bylaws permit the removal of a director by shareholders only at a meeting called for that purpose, upon notice of the meeting which states that the purpose or one of the purposes thereof is the removal of the director.

The Wyoming Bylaws provide that vacancies may be filled at any meeting of the directors.  The WBCA provides that, unless otherwise provided in the corporation’s articles of incorporation, vacancies on the board of directors and newly created directorships resulting from an increase in the authorized number of directors may be filled either by the directors or the shareholders. Under the WBCA, directors may fill a vacancy by majority vote, even if the directors remaining in office constitute less than a quorum. Like the DGCL, the WBCA specifically provides that if a vacant office was held by a director elected by holders of a specific class or series of stock, only such shareholders or directors also elected by holders of that class or series of stock, may fill the vacancy.

Cumulative Voting for Directors

Delaware Provisions

Delaware law permits cumulative voting if provided in the certificate of incorporation. The Delaware Charter does not provide for cumulative voting.

Wyoming Provisions

The WBCA provides that shareholders do not have a right to cumulate their votes for directors unless the articles of incorporation so provide.  The Wyoming Charter does not provide for cumulative voting.

Business Combinations; Interested Transactions

Delaware Provisions

Section 203 of the DGCL provides that, subject to certain exceptions specified therein, a corporation shall not engage in any business combination with any “interested stockholder” for a three-year period following the date that such stockholder becomes an interested stockholder unless (1) prior to such date, the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, (2) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding shares held by directors who are also officers and employee stock purchase plans in which employee participants do not have the right to determine confidentially whether plan shares will be tendered in a tender or exchange offer), or (3) on or subsequent to such date, the business combination is approved by the board of directors of the corporation and by the affirmative vote at an annual or special meeting, and not by written consent, of at least 66-2/3% of the outstanding voting stock which is not owned by the interested stockholder. Except as specified in Section 203 of the DGCL, an interested stockholder is defined to include (a) any person that is the owner of 15% or more of the outstanding voting stock of the corporation or is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation, at any time within three years immediately prior to the relevant date, and (b) the affiliates and associates of any such person.

Under certain circumstances, Section 203 of the DGCL may make it more difficult for a person who would be an “interested stockholder” to effect various business combinations with a corporation for a three-year period, although the corporation’s certificate of incorporation or stockholders may elect to exclude a corporation from the restrictions imposed thereunder. The Delaware Charter does not exclude us from the restrictions imposed under Section 203 of the DGCL. It is anticipated that the provisions of Section 203 of the DGCL may encourage companies interested in acquiring us to negotiate in advance with our Board of Directors, since the stockholder approval requirement would be avoided if a majority of the directors then in office approve either the business combination or the transaction which results in the stockholder becoming an interested stockholder.

Wyoming Provisions

There is no similar provision limiting business combinations with interested shareholders in the WBCA, but the WBCA requires the vote of a majority of the outstanding shares of each class of shares entitled to vote thereon to approve any re-incorporation or the sale, lease, exchange, or other disposition of all, or substantially all, of the assets of the corporation, unless the articles of incorporation contain a provision establishing a different proportion.

We are not aware of any specific effort by any party to assume control of us. Because the WBCA includes provisions affecting acquisitions and business combinations, the possibility that Section 203 of the DGCL may impede the accomplishment of mergers with, or the assumption of control of, us is not among the principal reasons for the Reincorporation.

Limitation of Liability of Directors

Delaware Provisions

The DGCL permits a corporation to include a provision in its certificate of incorporation eliminating or limiting the personal liability of a director to the corporation or its stockholders for damages for certain breaches of the director’s fiduciary duty. However, no such provision may eliminate or limit the liability of a director: (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) for declaration of unlawful dividends or illegal redemptions or stock repurchases; or (iv) for any transaction from which the director derived an improper personal benefit.

The Delaware Charter provides that the liability of the directors for monetary damages shall be eliminated to the fullest extent allowed under applicable law. While these provisions provide directors with protection from awards for monetary damages for breaches of their duty of care, they do not eliminate such duty. Accordingly, these provisions will have no effect on the availability of equitable remedies such as an injunction or rescission based on a director’s breach of his or her duty of care.

Wyoming Provisions

The WBCA provides that no director shall be personally liable to the Company or its shareholders for monetary damages for breaches of fiduciary duty except where such exculpation is expressly prohibited by law. Under the WBCA, a director may not be exculpated from liability for dealings relating to (i) actions taken which were not in good faith; (ii) decisions which the director did not reasonably believe to be in or at least not opposed to the best interests of the corporation or decisions that the director was not informed to a reasonable extent given the circumstances; (iii) for any breach of the director’s duty of loyalty to the corporation or its shareholders; (iv) a sustained failure by the director to devote attention to the affairs of the corporation; or (v) unauthorized distributions or from any transaction from which the director directly or indirectly received an improper personal benefit.

The Wyoming Charter provides that, to the fullest extent permitted by law, directors shall not be personally liable to the Company or to its shareholders for monetary damages for any breach of fiduciary duty as a director.

Indemnification of Officers and Directors

Both the WBCA and the DGCL permit a corporation to indemnify officers, directors, employees and agents for actions taken in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation, and with respect to any criminal action, which they had no reasonable cause to believe was unlawful. Both states’ laws provide that a corporation may advance expenses of defense (upon receipt of a written undertaking to reimburse the corporation if indemnification is not appropriate), and both states permit a corporation to purchase and maintain liability insurance for its directors and officers.

Delaware Provisions

The DGCL provides that indemnification may not be made for any matter as to which a person has been adjudged by a court of competent jurisdiction to be liable to the corporation, unless and only to the extent a court determines that the person is entitled to indemnity for such expenses as the court deems proper.

The Delaware Bylaws provide that we shall indemnify directors, officers and agents to the fullest extent permitted by the DGCL or other applicable law and that we may purchase and maintain insurance on behalf of any person who is or was serving as a director, officer, employee or agent of the Company. The Delaware Charter provides that we are authorized to indemnify its directors, officers and agents to the maximum extent permitted by applicable law through bylaw provisions or agreements with such persons.

Wyoming Provisions

Like the DGCL, the WBCA generally permits indemnification of directors and officers for expenses incurred by them by reason of their position with the corporation, if the director or officer has acted in good faith and with the reasonable belief that his conduct was in the best interests of the corporation. The WBCA mandates that directors shall be indemnified for their reasonable expenses in the event that a director is successful in the defense of any proceeding in which the director was a party due to his status as director. Neither the DGCL nor the WBCA permit a corporation to indemnify persons against judgments in actions brought by or in the right of the corporation (although the DGCL does permit indemnification in such situations if approved by the Delaware Court of Chancery, and both permit indemnification for expenses of such actions). Under the WBCA, a corporation may not indemnify a director in connection with a proceeding, except for reasonable expenses incurred in connection with the proceeding, unless it is determined that the director has acted in good faith, with a reasonable belief that the director’s conduct is in the best interests of the corporation and no reasonable cause to believe conduct was unlawful. Unlike the DGCL, the WBCA also permits indemnification of an officer, employee, fiduciary, or agent who is not a director, to a greater extent than the indemnification of a director, if not inconsistent with public policy, and if provided for in the bylaws, by action of the board of directors or by contract.

Special Meetings of Shareholders

Delaware Provisions

Under the DGCL, a special meeting of stockholders may be called by the corporation’s board of directors or by such persons as may be authorized by the corporation’s certificate of incorporation or bylaws. The Delaware Bylaws provide that a special meeting may be called at any time by (i) the Chairman of the Board, (ii) the Chief Executive Officer, or (iii) the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors.

Wyoming Provisions

The WBCA provides that special meetings of shareholders of a corporation may be called by the directors or by any other person authorized by the corporation’s bylaws or by resolution of the directors. The WBCA also provides that a special meeting shall be called if the corporation receives one or more written demands for a meeting, stating the purpose or purposes for which the meeting is to be held, signed and dated by shareholders representing at least 10% of all votes entitled to be cast on any issue proposed to be considered at the special meeting.  The Wyoming Bylaws provide that a special meeting can be called by the President, Chairman of the Board, the Board of Directors, or by

the shareholders holding at least 5% of the votes entitled to be cast on any issue proposed to be considered at the special meeting.

Amendment or Repeal of the Certificate of Incorporation

Delaware Provisions

Under the DGCL, unless the certificate of incorporation otherwise provides, amendments to the certificate of incorporation generally require the approval of the holders of a majority of the outstanding stock entitled to vote thereon, and if the amendment would increase or decrease the number of authorized shares of any class or series or the par value of such shares, or would adversely affect the rights, powers or preferences of such class or series, a majority of the outstanding stock of such class or series also would have to approve the amendment. The Delaware Charter provides that the affirmative vote of the holders of at least 66 2/3% of the voting power of all of the then-outstanding shares of capital stock of our company entitled to vote generally in the election of directors, voting as a single class, is required to amend certain provisions of the Delaware Charter, including those related to the Board, indemnification of directors and officers, forum selection, and amendment of the Delaware Charter.

Wyoming Provisions

Under the WBCA, amendments to the certificate of incorporation, other than ministerial amendments, which may be authorized by the directors without shareholder action, require the approval of the directors and the approval of the shareholders at a meeting at which a quorum exists, and, if any class or series of shares is entitled to vote as a separate group on the amendment, except as provided in W.S. 17-16-1004(c), the approval of each such separate voting group at a meeting at which a quorum of the voting group exists, unless the articles of incorporation or bylaws require a different proportion.

Amendment to Bylaws

Delaware Provisions

Under the DGCL, directors may amend the bylaws of a corporation only if such right is expressly conferred upon the directors in its certificate of incorporation. The Delaware Bylaws provide that the Delaware Bylaws may be amended by the Board of Directors or upon the affirmative vote of the holders of at least 66 2/3% of the voting power of all of the then-outstanding shares of the capital stock of the corporation entitled to vote generally in the election of directors, voting together as a single class.

Wyoming Provisions

Under the WBCA, shareholders may amend the bylaws. Unless otherwise specified in the corporation’s articles of incorporation, directors are also permitted to amend the bylaws, other than bylaws establishing greater quorums or voting requirements for shareholders or directors, unless the bylaws prohibit the directors from doing so.  An amendment to the articles of incorporation that adds, changes or deletes a quorum or voting requirement shall meet the same quorum requirement and be adopted by the same vote and voting groups required to take action under the quorum and voting requirements then in effect or proposed to be adopted, whichever is greater.

To the extent permitted by law, the Wyoming Bylaws allow the board of directors to amend the bylaws by a majority vote of the board of directors

Merger with Subsidiary

Delaware Provisions

The DGCL provides that a parent corporation may merge into a subsidiary and a subsidiary may merge into its parent, without stockholder approval, where such parent corporation owns at least 90% of the outstanding shares of each class of capital stock of its subsidiary.

Wyoming Provisions

Under the WBCA, a parent corporation that owns shares of a subsidiary corporation that carry at least 80% of the voting power of each class and series of the outstanding shares of a subsidiary that have voting power may merge the subsidiary into itself or into another such subsidiary, or merge itself into the subsidiary, without approval of the board of directors or shareholders of the subsidiary, unless the articles of incorporation of any of the corporations otherwise provide, and unless, in the case of a foreign subsidiary, approval by the subsidiary's board of directors or shareholders is required by the laws under which the subsidiary is organized.

Committees of the Board of Directors

Delaware Provisions

The DGCL provides that the board of directors may delegate certain of its duties to one or more committees elected by a majority of the board of directors. A Delaware corporation can delegate to a committee of the board of directors, among other things, the responsibility of nominating candidates for election to the office of director, to fill vacancies on the board of directors, to reduce earned or capital surplus, and to authorize the acquisition of the corporation’s own stock. Moreover, if the corporation’s certificate of incorporation or bylaws, or the resolution of the board of directors creating the committee so permits, a committee of the board of directors may declare dividends and authorize the issuance of stock.

Wyoming Provisions

Unless the articles or bylaws of the corporation provide otherwise, a board of directors may create committees to perform the functions of the board of directors.  However, a committee may not, unless specifically authorized by the board of directors, authorize distributions, unless the amount of the distribution is prescribed by formula or within the limits set by the board of directors.  Additionally, a committee may not approve or propose shareholder actions that require shareholder approval or fill vacancies on the board of directors.  The creation of the committee and appointment of the committee members shall be approved by the greater of a majority of the directors or the number of directors required in the articles of incorporation of bylaws.  The Wyoming Bylaws allow for the creation and authority of committees consistent with the WBCA.

Mergers, Acquisitions and Transactions with Controlling Shareholder

Delaware Provisions

Under the DGCL, a merger, consolidation, sale of all or substantially all of a corporation’s assets other than in the regular course of business or dissolution of a corporation must be approved by a majority of the outstanding shares entitled to vote. No vote of stockholders of a constituent corporation surviving a merger, however, is required (unless the corporation provides otherwise in its certificate of incorporation) if (1) the merger agreement does not amend the certificate of incorporation of the surviving corporation; (2) each share of stock of the surviving corporation outstanding before the merger is an identical outstanding or treasury share after the merger; and (3) the number of shares to be issued by the surviving corporation in the merger does not exceed twenty percent (20%) of the shares outstanding immediately prior to the merger. The Delaware Charter does not make any provision with respect to such mergers.

Wyoming Provisions

The WBCA provides that, unless the articles of incorporation otherwise provide, the sale, lease, or exchange of all or any portion of a corporation’s assets in the corporation’s usual and regular course of business may be authorized by the corporation’s directors, without approval of the corporation’s shareholders. Sale, lease, or exchange of all or substantially all of a corporation’s assets that leave the corporation without a significant business activity, or a re-incorporation or consolidation of the corporation into any other corporation, requires approval of the directors and the vote of the holders of a majority of each class of outstanding stock entitled to vote thereon, although the corporation’s articles of incorporation or bylaws may require a higher vote.

Class Voting

Delaware Provisions

The DGCL requires voting by separate classes only with respect to amendments to the certificate of incorporation that adversely affect the holders of those classes or that increase or decrease the aggregate number of authorized shares or the par value of the shares of any of those classes.

Wyoming Provisions

Under the WBCA, unless the articles of incorporation provide otherwise, each outstanding share, regardless of class, is entitled to one (1) vote on each matter voted on at a shareholders’ meeting.  An amendment to the articles of incorporation that adds, changes or deletes a quorum or voting requirement shall meet the same quorum requirement and be adopted by the same vote and voting groups required to take action under the quorum and voting requirements then in effect or proposed to be adopted, whichever is greater.

Preemptive Rights

Delaware Provisions

Under Delaware law, a stockholder does not have preemptive rights unless such rights are specifically granted in the certificate of incorporation. The Delaware Charter does not specifically grant any preemptive rights.

Wyoming Provisions

The WBCA does not afford shareholders preemptive rights.

Transactions with Officers and Directors

Delaware Provisions

The DGCL provides that contracts or transactions between a corporation and one or more of its officers or directors or an entity in which they have an interest are not void or voidable solely because of such interest or the participation of the director or officer in a meeting of the board of directors or a committee which authorizes the contract or transaction if (1) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board of directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of disinterested directors, even though the disinterested directors are less than a quorum; (2) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or (3) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof or the stockholders.

Wyoming Provisions

The WBCA provides that a transaction between a corporation and one or more of its directors or officers or any entity in which one or more of its directors or officers are directors or officers or have a financial interest, is not void or voidable solely for that reason. In addition, no such transaction shall be void or voidable solely because the director or officer is present at, participates in, or votes at the meeting of the board of directors or committee which authorizes the transaction.

Stock Redemptions and Repurchases

Delaware Provisions

Under the DGCL, a Delaware corporation may purchase or redeem its own shares of capital stock, except when the capital of the corporation is impaired or when such purchase or redemption would cause any impairment of the capital of the corporation.

Wyoming Provisions

Under the WBCA, the payment of distributions, including the repurchase of stock, is generally permissible unless after giving effect to the dividend or distribution, the corporation would be unable to pay its debts as they became due in the usual course of business, or if the total assets of the corporation would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were dissolved at the time the dividend was paid, to satisfy the preferential rights of shareholders whose preferential rights upon dissolution of the corporation are greater than those of the shareholders receiving the dividend.

Proxies

Delaware Provisions

Under the DGCL, a proxy executed by a stockholder will remain valid for a period of three years unless the proxy provides for a longer period.

Wyoming Provisions

Under the WBCA, a proxy executed by a shareholder will remain valid for a period of eleven months unless the proxy appointment form provides for a longer period.

Consideration for Stock

Delaware Provisions

Under the DGCL, a corporation may accept as consideration for its stock a combination of cash, property or past services in an amount not less than the par value of the shares being issued, and a secured promissory note or other binding obligation executed by the subscriber for any balance, the total of which must equal at least the par value of the issued stock, as determined by the board of directors.

Wyoming Provisions

The WBCA allows for a corporation to exchange shares for any tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed, contracts for services to be performed, or other securities of the corporation, provided that the board of directors determines that the consideration provided is adequate.

Shareholders Rights to Examine Books and Records

Delaware Provisions

The DGCL provides that any stockholder of record may demand to examine the corporation’s books and records for any proper purpose. If management of the corporation refuses, the stockholder can compel release of the books by court order.

Wyoming Provisions

Under the WBCA, a corporation’s shareholders have the right to inspect, during regular business hours: the corporation’s articles or restated articles of incorporation and all amendments to them currently in effect, its bylaws or restated bylaws and all amendments to them currently in effect, the resolutions adopted by its board of directors creating one (1) or more classes or series of shares, and fixing their relative rights, preferences and limitations, if shares issued pursuant to those resolutions are outstanding,  the minutes of all shareholders' meetings, and records of all action taken by shareholders without a meeting, for the past three (3) years, all written communications to shareholders generally within the past three (3) years, including the financial statements furnished for the past three (3) years under W.S. 17-16-1620, a list of the names and business addresses of the corporation’s current officers and directors, and its most recent annual report delivered to the secretary of state under W.S. 17-16-1630, upon written demand given at least five business days before the date upon which such shareholder wishes to inspect and copy such records. Pursuant to the WBCA, shareholders also may, upon written demand at least five (5) days prior to such inspection and during regular business hours, inspect and copy: excerpts from minutes of any meeting of the board of directors, records of any action of a committee of the board of directors while acting in place of the board of directors on behalf of the corporation, minutes of any meeting of the shareholders, and records of action taken by the shareholders or board of directors without a meeting, to the extent not subject to inspection under W.S. 17-16-1602(a), accounting records of the corporation, and the records of shareholders, provided that the shareholder meets the following conditions: (i) the demand for such inspection is made in good faith for a proper purpose, (ii) the shareholder has been a shareholder of the corporation for at least six (6) months immediately preceding the demand, or holds at least five percent of all outstanding shares of any class of stock, (iii) the purpose and the records which the shareholder wishes to inspect are described with reasonable particularity, and (iv) the records to be inspected are directly connected with the described purpose.

Appraisal and Dissenters’ Rights

Delaware Provisions

Under the DGCL, stockholders have appraisal or dissenter’s rights, respectively, in the event of certain corporate actions such as a merger. These rights include the right to dissent from voting to approve such corporate action, and demand fair value for the shares of the dissenting shareholder. If a proposed corporate action creating dissenters’ rights is submitted to a vote at a shareholders meeting, a shareholder who wishes to assert dissenters’ rights must (i) deliver to the corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effected, and (ii) not vote his shares in favor of the proposed action. If fair value is unsettled, the DGCL provides for the dissenter and the company to petition the Court of Chancery where a corporation’s principal office or registered office is located.

Wyoming Provisions

Under the WBCA, a properly dissenting shareholder is entitled to receive the appraised value of the shares owned by the shareholder in certain specified situations, including when the corporation votes (i) to sell, lease, or exchange all or substantially all of its property and assets other than in the regular course of the corporation’s business, (ii) to merge or consolidate with another corporation, or (iii) to participate in a share exchange.

The WBCA also provides that, unless otherwise provided in the corporation’s charter, no appraisal rights are available to holders of shares of any class of stock which is either: (a) listed on a national securities exchange or designated as a national market system security on an inter-dealer quotation system by the National Association of Securities Dealers, Inc. or (b) held of record by more than 2,000 shareholders. The above limitations do not apply if the shareholders are required by the terms of the re-incorporation to accept anything other than: (i) shares of stock of the surviving corporation; (ii) shares of stock of another corporation which are or will be so listed on a national securities exchange or designated as a national market system security on an inter-dealer quotation system by Nasdaq or held of record by more than 2,000 shareholders; (iii) cash in lieu of fractional shares of such stock; or (iv) any combination thereof.

Dividends

Delaware Provisions

The DGCL provides that the corporation may pay dividends out of surplus, out of the corporation’s net profits for the preceding fiscal year, or both, provided that there remains in the stated capital account an amount equal to the par value represented by all shares of the corporation’s stock having a distribution preference.

Wyoming Provisions

Under the WBCA, the payment of dividends is generally permissible unless after giving effect to the dividend or distribution, the corporation would be unable to pay its debts as they became due in the usual course of business, or if the total assets of the corporation would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were dissolved at the time the dividend was paid, to satisfy the preferential rights of shareholders whose preferential rights upon dissolution of the corporation are greater than those of the shareholders receiving the dividend.

Corporate Action Without a Shareholder Meeting

Delaware Provisions

The DGCL permits corporate action without a meeting of stockholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken, unless the certificate of incorporation or articles of incorporation expressly provide otherwise. The Delaware Charter provides that no action may be taken by the stockholders of the Company except at an annual or special meeting.

Wyoming Provisions

The WBCA provides that, unless the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the board of directors or of a committee thereof may be taken without a meeting if a written consent thereto is signed by the requisite number of directors or sent by electronic transmission by the requisite number of directors. The Wyoming Charter specifies that any action required or permitted by the WBCA to be taken at a shareholders' meeting may be taken without a meeting, and without prior notice, if consents in writing setting forth the action so taken are signed by the holders of the outstanding shares having not less than the minimum number of votes that would be required to authorize or take the action at a meeting at which all shares entitled to vote on the action were present and voted.

Will I have dissenters’ rights as a result of the Reincorporation?

No, you will not have dissenters’ rights.

How will the Reincorporation be implemented?

The process for converting the Company to a Delaware corporation calls for the Delaware Certificate of Incorporation and the Delaware Certificate of Conversion to be filed with the Delaware Secretary of State and the application for the Wyoming Certificate of Transfer to be filed with the Secretary of State of Wyoming at approximately the time desired for the conversion to take effect.

If the proposal to approve the Reincorporation is approved at the annual meeting and the Company determines to proceed with the Reincorporation, the Company will convert into a Delaware corporation, with all of the assets, rights, privileges and powers of the Company, and all property owned by the Company, all debts due to the Company, as well as all other causes of action belonging to the Company, remaining vested in the Delaware-incorporated Company.

The Company would remain as the same entity following the conversion, except that the Company will be domiciled in Delaware rather than in Wyoming. The directors and officers of the Company immediately prior to the conversion would be the directors and officers of the Delaware-incorporated Company and the subsidiaries of the Company would be the subsidiaries of the Delaware-incorporated Company.

If the Reincorporation is effected, shareholders do not have to exchange their existing Company stock certificates for stock certificates of the resulting Delaware-incorporated Company; however, after the Reincorporation, any shareholder desiring a new form of stock certificate may submit the existing stock certificate to the Company’s transfer agent for cancellation and obtain a new certificate.

What is the timing of the Reincorporation?

If shareholders approve the Reincorporation at the annual meeting, we intend to cause the Reincorporation to become effective as soon as practicable, subject to the completion of certain legal formalities. The Reincorporation will become effective upon the filing of the Delaware Certificate of Incorporation and the Delaware Certificate of Conversion to be filed with the Delaware Secretary of State and the application for the Wyoming Certificate of Transfer to be filed with the Secretary of State of Wyoming.

Does Helius have the right to abandon the Reincorporation?

The Board of Directors may abandon the Reincorporation at any time prior to its consummation if the Board of Directors determines that the Reincorporation is inadvisable for any reason. For example, Delaware or Wyoming law may be changed to reduce the benefits that we hope to achieve through the Reincorporation, or the costs of operating as a Delaware corporation may be increased, although we do not know of any such changes under consideration.

What will happen to my shares of common stock as a result of the Reincorporation?

There will be no changes to your outstanding shares of common stock as a result of the Reincorporation. Any stock certificate representing issued and outstanding shares of common stock will continue to represent the same number of shares of common stock following the Reincorporation.

ANY SHARE CERTIFICATES CURRENTLY ISSUED FOR OUR SHARES WILL AUTOMATICALLY REPRESENT SHARES IN HELIUS DELAWARE UPON COMPLETION OF THE MERGER, AND SHAREHOLDERS WILL NOT BE REQUIRED TO SURRENDER OR EXCHANGE ANY SHARE CERTIFICATES AS A RESULT OF THE REINCORPORATION.

Will the common stock continue to be listed for trading after the Reincorporation?

Our common stock is listed for trading on the Nasdaq Capital Market under the ticker symbol “HSDT.” After the Reincorporation, our common stock would continue to be traded on the Nasdaq Capital Market without interruption, under the same symbol.

Will the reincorporation impact Helius’ registration statements with the SEC?

No. The Reincorporation will not affect the registration statements on file with the SEC.

What will be the impact of the Reincorporation on our Employee Benefit and Incentive Compensation Plans?

The Reincorporation will not impact our existing 2016 Omnibus Incentive Plan and our employee benefit plans.

Interest of Our Directors and Executive Officers in the Reincorporation

Our shareholders should be aware that certain of our directors and executive officers may have interests in the transaction that are different from, or in addition to, the interests of the shareholders generally. For example, the Reincorporation may be of benefit to our directors and officers by reducing their potential personal liability and increasing the scope of permitted indemnification, by strengthening directors’ ability to resist a takeover bid, and in other respects. The Board of Directors was aware of these interests and considered them, among other matters, in reaching its decision to approve the Reincorporation and to recommend that our shareholders vote in favor of this proposal.

Accounting Consequences Associated with the Reincorporation

The consolidated financial condition and results of operations of Helius Delaware immediately after consummation of the Reincorporation will be substantially identical as those immediately prior to the consummation of the Reincorporation. We believe that there will be no material accounting impact as a result of the Reincorporation.

Certain U.S. Federal Income Tax Consequences

The following discussion summarizes certain U.S. federal income tax consequences of the Reincorporation to holders of our common stock. The discussion is based on the Internal Revenue Code of 1986, as amended, or the Code, regulations promulgated under the Code by the U.S. Treasury Department (including proposed and temporary regulations), rulings, current administrative interpretations and official pronouncements of the Internal Revenue Service, or the IRS, and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. Such change could materially and adversely affect the tax consequences described below. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences described herein. No ruling from the IRS has been or will be sought with respect to any aspect of the transactions described herein.

This discussion is for general information only, and does not purport to discuss all potential tax effects of the Reincorporation. For example, it does not consider the effect of any applicable state, local, or non-U.S. tax laws, or any non-income tax laws (such as estate and gift tax laws). In addition, it does not address all aspects of U.S. federal income taxation that may affect particular holders in light of their particular investment or tax circumstances, including, without limitation, holders subject to special tax rules, such as partnerships, subchapter S corporations or other entities that are fiscally transparent for U.S. federal income tax purposes, banks, financial institutions, tax-exempt entities, insurance companies, regulated investment companies, real estate investment trusts, trusts and estates, dealers in stocks, securities or currencies, traders in securities that have elected to use the mark-to-market method of accounting for their securities, persons holding our common stock as part of an integrated transaction, including a “straddle,” “hedge,” “constructive sale,” or “conversion transaction,” persons whose functional currency for tax purposes is not the U.S. dollar, persons who acquired our common stock pursuant to the exercise of stock options or otherwise as compensation, persons whose common stock constitutes qualified business stock with the meaning of Section 1202 of the Code, and persons who are not “U.S. persons” as defined below. This summary also does not consider any alternative minimum or Medicare “net investment income” tax considerations. Furthermore, this discussion does not address the tax consequences of transactions occurring prior to or after the Reincorporation (whether or not such transactions are in connection with the Reincorporation).

This discussion is directed solely to holders that hold our common stock as capital assets within the meaning of Section 1221 of the Code, which generally means as property held for investment. In addition, the following discussion only addresses “U.S. persons” for U.S. federal income tax purposes, generally defined as beneficial owners of our common stock who are:

•	Individuals who are citizens or residents of the United States for U.S. federal income tax purposes;
•

Corporations (including an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or of any state of the United States or the District of Columbia;

•	Estates the income of which is subject to U.S. federal income taxation regardless of its source;
•

Trusts if a court within the United States is able to exercise primary supervision over the administration of any such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust; or

•	Trusts in existence on August 20, 1996 that have valid elections in effect under applicable Treasury regulations to be treated as U.S. persons.

Holders of our common stock who are not covered by this summary, including partners of partnerships and owners of other pass-through entities holding our capital stock, should consult their own tax advisors.

This discussion does not purport to be a complete analysis of all of the Reincorporation’s tax consequences that may be relevant to holders. We urge you to consult your own tax advisor regarding your particular circumstances and the U.S. federal income and other federal tax consequences to you of the Reincorporation, as well as any tax consequences arising under the laws of any state, local, foreign or other tax jurisdiction and the possible effects of changes in U.S. federal or other tax laws.

Subject to the caveats and qualifications noted above, we believe:

•	The Reincorporation will constitute a tax-free reorganization under Section 368(a) of the Code;
•	No gain or loss will be recognized by holders on the exchange of their Helius common stock on receipt of Helius Delaware common stock pursuant to the Reincorporation;
•	The aggregate tax basis of Helius Delaware common stock received by each holder will equal the aggregate tax basis of the Helius common stock surrendered by such holder in exchange therefor; and
•	The holding period of the Helius Delaware common stock received by each holder will include the period during which such holder held the Helius common stock surrendered in exchange therefor.

The Board of Directors Recommends
A Vote In Favor of Proposal 3

Proposal 4

Ratification of the Prior Stock Option Grant to Joyce LaViscount, the Company’s Chief Financial Officer and Chief Operations Officer, to Purchase 800,000 Shares of Common Stock on a Pre-Reverse Stock Split Basis

The Helius Medical Technologies, Inc. 2016 Omnibus Incentive Plan (the “Plan”) was adopted by our Board of Directors on August 6, 2016, and our shareholders voted to approve the Plan on September 15, 2016. The Plan was subsequently amended by our Board of Directors in December 2016 to clarify that a holder of a restricted stock award has all of the rights of a shareholder only in respect of the vested portion of the restricted stock award, and not in respect of any unvested portion.

Under Section 4(b)(i) of the Plan, if the Compensation Committee of the Board of Directors (or if such a committee does not exist, the Board) provides that this section applies to a particular equity award, no employee or consultant of the Company may be granted any stock-based awards with respect to more than 500,000 shares of common stock during any fiscal year (the “500,000 Share Limit”).  Thus, under the terms of the Plan, the Compensation Committee or the Board have the authority and discretion to award stock-based awards that exceed the 500,000 Share Limit.

On April 17, 2017, pursuant to the Plan, the Board of Directors granted Ms. LaViscount an option to purchase up to 800,000 shares on a pre-reverse stock split basis of the Company’s common stock at an exercise price per share of $1.63 (the “Option”), based on the closing price of the common stock on the TSX, translated into U.S. dollars from Canadian dollars based on the buying rate from the Bank of Canada, on the date of grant (collectively, the “Option Grant”).  The Option vests annually in equal installments over four years, beginning on April 17, 2017, and will expire on April 17, 2027.  As of March 31, 2018, no shares of common stock subject to the Option have vested.  The purchase price for shares of common stock subject to the Option must be paid in full at the time the Option is exercised.  The description of the material features of the Option is subject to, and is qualified entirely by, the full text of the Option, which is attached hereto as Appendix C.

On December 12, 2017, a shareholder of the Company sent a demand letter to the Company (the “Demand Letter”) challenging the Option as invalid under Section 4(b)(i) of the Plan and demanding that the Board of Directors rescind the portion of the Option that exceeds the 500,000 Share Limit—i.e., the 300,000 shares above 500,000 shares (the “Excess Shares”). Ms. LaViscount was the only individual to receive awards covering more than 500,000 shares of Common Stock in any fiscal year under the 2016 Plan; however, similar grants were awarded to other executive officers under the 2014 Plan which did not have a similar 500,000 Share Limit.  In general, awards of this size are consistent with our past compensation practices.

The Company has denied, and continues to deny, the shareholder’s claim and maintains that the Option was validly granted under the Plan. The 500,000 Share Limit was included in the Plan to allow for awards that may be deductible by the Company under applicable United States tax law should the Company require such a tax deduction, and the Plan permits grants outside the limit to the extent the grants are not intended to qualify for such tax treatment. Nonetheless, to eliminate the burden, expense, and uncertainty of any potential litigation that might arise from the Demand Letter, the Company has agreed to seek shareholder approval of the Excess Shares.  The Company believes that shareholder approval of the Option Grant for the Excess Shares is not required and that the entire Option, including the Excess Shares, was validly and properly granted by the Board of Directors under the terms of the Plan and the Company’s bylaws and charter, and was in the best interest of the Company. Nonetheless, in order to respond fully to and resolve the Demand Letter, the Board of Directors has authorized the Company to submit this proposal to the Company’s shareholders.

If the shareholders do not ratify and approve the Option Grant for the Excess Shares, then the Excess Shares will be not be issuable and the Compensation Committee will explore measures to appropriately compensate Ms. LaViscount, which could include the grant of a new stock option, restricted stock units or restricted stock, or the payment of cash, or a combination of the foregoing. The Board of Directors believes that such alternative measures to appropriately compensate Ms. LaViscount could result in a compensation charge to the Company and less favorable accounting and tax treatment for the Company.

The Board of Directors Recommends
A Vote In Favor of Proposal 4.

Proposal 5

Approval of the Company’s 2018 Equity Incentive Plan

We are asking our shareholders to approve the Helius Medical Technologies, Inc. 2018 Equity Incentive Plan, or the 2018 Plan, at the annual meeting. The 2018 Plan was approved by our Board of Directors, or Board, on May 15, 2018, subject to approval by our shareholders, in the form attached as Appendix D. The 2018 Plan is intended to be the successor to the Helius Medical Technologies, Inc. 2016 Omnibus Incentive Plan (the “2016 Plan”) and the Helius Medical Technologies, Inc. June 2014 Stock Incentive Plan (the “2014 Plan” and, together with the 2016 Plan, the “Prior Plans”).

To be approved, this Proposal 5 must receive “For” votes from the holders of a majority of shares held by disinterested persons present in person or represented by proxy and entitled to vote on the matter.  Uninstructed proxies will not be voted and will have the same effect as “Against” votes. Broker non-votes will have the same effect as a vote “Against” Proposal 5.  Also, shares held by interested persons (our directors and executive officers who are eligible to receive shares under the 2018 Plan) will not be eligible to vote on the proposal.

Proposal 5 must receive “For” votes from the holders of a majority of shares held by disinterested persons because the 2018 Plan does not include a limit on the number of shares subject to awards that may be granted to certain insiders of the Company under the 2018 Plan (the “Insider Participation Limit”) as prescribed in the TSX Company Manual and that is included in the 2016 Plan, as further discussed below. Because the 2018 Plan does not contain the Insider Participation Limit, the TSX Company Manual requires approval by the holders of a majority of shares held by disinterested persons, meaning shares held by interested persons (our directors and executive officers who are eligible to receive shares under the 2018 Plan) will not be eligible to vote on the proposal. As of May 15, 2018, our directors and executive officers who are eligible to receive shares under the 2018 Plan hold 2,879,608 shares, representing 12.4% of our total issued and outstanding shares.

Why Are We Asking our Shareholders to Approve the 2018 Plan?

Currently, we maintain the 2016 Plan to grant stock options, restricted stock units and other stock awards in order to provide long-term incentives to our employees, consultants and directors. Our Board of Directors has decided to adopt and seek approval for the 2018 Plan as the successor to and continuation of the 2016 Plan and the 2014 Plan because it wanted to update the plan provisions to conform with current market practices and tax laws.

Approval of the 2018 Plan by our shareholders will allow us to continue to grant stock options, restricted stock awards and other stock-based awards, including restricted stock units, at levels determined appropriate by our Board or Compensation Committee. The 2018 Plan will also allow us to utilize a broad array of equity incentives in order to secure and retain the services of our employees, non-employee directors and consultants, and to provide long-term incentives that align the interests of our employees, directors and consultants with the interests of our shareholders.

Requested Shares

Subject to adjustment for certain changes in our capitalization, if this Proposal 5 is approved by our shareholders, the aggregate number of shares of our common stock that may be issued under the 2018 Plan will not exceed the sum of (i) the number of unallocated shares remaining available for the grant of new awards under the Prior Plans as of the effective date of the 2018 Plan (which is equal to 2,356,114 shares as of May 15, 2018), (ii) 3,000,000 new shares, and (iii) certain shares subject to outstanding awards granted under the Prior Plans that may become available for grant under the 2018 Plan as such shares become available from time to time (as further described below in “Summary of the 2018 Plan—Shares Available for Awards”). As of May 15, 2018, there were (i) 2,356,114 shares remaining available for grant under our Prior Plans and (ii) 2,748,072 shares subject to outstanding awards granted under the Prior Plans.

Based on historic grant practices, our Board has estimated that such aggregate number of shares should be sufficient to cover awards needed for our current employees and expected new hires.

Equity Awards Are an Integral Component of Our Compensation Program

Our Board and Compensation Committee believe that our future success depends, in large part, on our ability to maintain a competitive position in attracting, retaining and motivating key personnel, consultants and advisors. Equity awards have been historically and, we believe, will continue to be an integral component of our overall compensation program for our employees, consultants and directors. The issuance of equity awards better aligns the interests of our personnel, consultants and advisors with those of our shareholders. Our Board and Compensation Committee believe it is reasonable and prudent to maintain sufficient share reserves for equity incentive awards to allow us to attract, hire and retain high-quality talent with market-competitive incentives as we build out our infrastructure and drive commercialization. Approval of the 2018 Plan will allow us to continue to grant stock options and other equity awards at levels we determine to be appropriate in order to attract new employees and directors, retain our existing employees and to provide incentives for such persons to exert maximum efforts for the Company’s success and ultimately increase shareholder value. The 2018 Plan allows the Company to utilize a broad array of equity incentives with flexibility in designing such incentives, including traditional option grants, stock appreciation rights, restricted stock awards, restricted stock unit awards and performance stock awards.

At May 15, 2018, stock awards covering an aggregate of 2,748,072 shares were outstanding under our Prior Plans collectively.

The following table provides certain additional information regarding our equity incentive program.

As of May 15, 2018
Total number of shares of common stock subject to outstanding stock options	2,746,146
Weighted-average exercise price of outstanding stock options	CAD$8.45
Weighted-average remaining term of outstanding stock options	4.8 years
Total number of shares of common stock subject to outstanding full value awards	1,926
Total number of shares of common stock available for grant under our Prior Plans	2,356,114
Total number of shares of common stock available for grant under other equity incentive plans	-
Total number of shares of common stock outstanding	23,308,291
Per-share closing price of common stock as reported on Nasdaq Capital Market	$11.24

The Size of Our Share Reserve Increase Request Is Reasonable

If our request to increase the share reserve of the 2018 Plan by 3,000,000 shares is approved (which represents approximately 12.9% of the shares of common stock outstanding as of May 15, 2018), we will have approximately 5,356,114 shares available for grant after our Annual Meeting (estimated based on shares available for grant under our Prior Plans as of May 15, 2018 and which aggregate amount represents approximately 23.0% of the total number of shares of common stock outstanding as of May 15, 2018), which we anticipate being a sufficient amount of equity for attracting, retaining, and motivating employees and service providers.

The size of our request is also reasonable for our expected equity incentive grants in light of the equity granted to our employees and directors over the last three years as illustrated below under our burn rate analysis.

We Manage Our Equity Incentive Award Use Carefully, and Dilution Is Reasonable

We continue to believe that equity awards such as stock options and other types of stock awards are a vital part of our overall compensation program. Our compensation philosophy reflects broad-based eligibility for equity incentive awards, and we grant awards to substantially all of our employees. However, we recognize that equity awards dilute existing shareholders, and, therefore, we must responsibly manage the growth of our equity compensation program.

We are committed to effectively monitoring our equity compensation share reserve, including our “burn rate,” to ensure that we maximize shareholders’ value by granting the appropriate number of equity incentive awards necessary to attract, reward, and retain employees.

Burn Rate

The following table provides detailed information regarding the activity related to our equity incentive plans for years ended 2015, 2016 and 2017.

Year	2017	2016	2015
Total number of shares of common stock subject to stock options granted	868,902	707,000	390,000
Total number of shares of common stock subject to full value awards granted	8,097	-	-
Weighted-average number of shares of common stock outstanding (basic)	18,632,740	16,671,019	12,929,219
Burn Rate	4.7%	4.2%	3.0%

The approval of the 2018 Plan will allow us to continue to grant stock options and restricted stock units, and would allow us to grant other awards described below, at levels determined appropriate by our Board of Directors or its delegate. The 2018 Plan will continue to provide us with flexibility in designing equity incentives in an environment where a number of companies have moved from traditional option grants to other stock-based awards, including stock appreciation rights, restricted stock awards, restricted stock unit awards, and performance stock awards. To date, we have never made any awards other than stock option and restricted stock unit grants; however, at the discretion of the Board of Directors or its delegate, we may do so in the future. The 2018 Plan allows us to utilize multiple types of equity incentives in order to secure and retain the services of our employees, consultants and directors, and to provide long-term incentives that align the interests of our employees, consultants and directors with the interests of our shareholders.

Key Plan Features Designed to Protect Our Shareholders’ Interests

The 2018 Plan includes certain provisions that are designed to protect our shareholders’ interests and to reflect corporate governance best practices including:

•

Shareholder approval is required for additional shares.  The 2018 Plan does not contain an annual “evergreen” provision. Thus, shareholder approval is required each time we need to increase the share reserve allowing our shareholders the ability to have a say on our equity compensation programs.

•

Awards subject to forfeiture/clawback.  Awards granted under the 2018 Plan will be subject to recoupment in accordance with any clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law.

•

Repricing is not allowed.  The 2018 Plan prohibits the repricing of outstanding equity awards and the cancelation of any outstanding equity awards that have an exercise price or strike price greater than the current fair market value of our common stock in exchange for cash or other stock awards under the 2018 Plan.

•

Submission of amendments to 2018 Plan to shareholders.  The 2018 Plan requires shareholder approval for material amendments to the 2018 Plan, including as noted above, any increase in the number of shares reserved for issuance under the 2018 Plan.

•

Flexibility in designing equity compensation scheme.  The 2018 Plan allows us to provide a broad array of equity incentives, including traditional option grants, restricted stock awards, and other stock-based awards, which may include stock appreciation rights, restricted stock unit awards and performance stock awards and units. By providing this flexibility we can quickly and effectively react to trends in compensation practices and continue to offer competitive compensation arrangements to attract and retain the talent necessary for the success of our business.

•

Broad-based eligibility for equity awards. We grant equity awards to the vast majority of our employees. By doing so, we tie our employees’ interests with shareholder interests and motivate our employees to act as owners of the business.

•	No single trigger accelerated vesting upon change in control. The 2018 Plan does not provide for any automatic mandatory vesting of awards upon a change in control.

•

No liberal change in control definition.  The change in control definition in the 2018 Plan is not a “liberal” definition. A change in control transaction must actually occur in order for the change in control provisions in the 2018 Plan to be triggered.

•	Director compensation limits. The 2018 Plan includes limits on the total annual compensation that may be paid or granted to any non-employee director for service as a director.

Summary of the 2018 Plan

The material features of the 2018 Plan are described below. The following description of the 2018 Plan is a summary only and is qualified in its entirety by reference to the complete text of the 2018 Plan. Shareholders are urged to read the actual text of the 2018 Plan in its entirety, which is attached to this proxy statement as Appendix D.

General

The 2018 Plan provides that all employees, consultants and non-employee directors of the Company or its affiliates may be granted the following types of awards: options to acquire shares of the Company’s Common Stock; shares of restricted stock; or other stock-based awards. Eligibility for awards under the 2018 Plan is determined by the plan administrator, in its sole discretion.

Administration of the Plan

The Board has appointed a plan administrator to administer the 2018 Plan. The plan administrator is authorized to grant awards to eligible employees, consultants and non-employee directors. To the extent required, all members of the plan administrator are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act and “independent directors” under applicable stock exchange rules. The Board may delegate authority to administer the 2018 Plan to a committee, and may delegate to a committee consisting of one or more members of the Board the authority to designate employees who are not officers to be recipients of certain stock awards and the number of shares of our common stock subject to such stock awards.

Successor to 2016 Plan and 2014 Plan

The 2018 Plan is intended to be the successor to the 2016 Plan and the 2014 Plan. If the 2018 Plan is approved by shareholders, no additional awards may be granted under the 2016 Plan or 2014 Plan.

Shares Available for Awards

If this Proposal is approved by shareholders, the aggregate number of shares of our Common Stock that may be issued under the 2018 Plan, or the Share Reserve, will not exceed the sum of (i) the number of unallocated shares remaining available for the grant of new awards under the Prior Plans as of the effective date of the 2018 Plan, (ii) 3,000,000 new shares,  and (iii) any Prior Plans’ Returning Shares (as defined below), as such shares become available from time to time, subject to adjustment as provided in the 2018 Plan.

The “Prior Plans’ Returning Shares” are shares subject to outstanding stock awards granted under the Prior Plans that, from and after the effective date of the 2018 Plan, (i) expire or terminate for any reason prior to exercise or settlement or (ii) are forfeited, cancelled or otherwise returned to us because of the failure to meet a contingency or condition required for the vesting of such shares.

The maximum number of shares of Common Stock with respect to which Incentive Stock Options may be granted under the 2018 Plan is 15,000,000 shares of Common Stock. In general, if awards under the 2018 Plan are for any reason cancelled, or expire or terminate unexercised, the shares of Common Stock covered by such awards will again be available for the grant of awards under the 2018 Plan. The number of shares of Common Stock available for the purpose of awards under the 2018 Plan will be reduced by (i) the total number of stock options or other exercisable awards exercised, regardless of whether any of the shares of Common Stock underlying such awards are not actually issued to the participant as a result of a net settlement and (ii) any shares of Common Stock used to pay any exercise price or tax withholding obligation with respect to any stock option or other exercisable award. Shares of Common Stock repurchased by us on the open market with the proceeds of a stock option exercise price will not be added to the aggregate Common Stock reserve. Awards that may be settled solely in cash shall not be deemed to use any shares of Common Stock under the 2018 Plan.

The 2018 Plan does not include an Insider Participation Limit which was included in the 2016 Plan and which is defined in the TSX Company Manual as a limit on the number of shares of Common Stock issued to insiders of the Company within any one year period and issuable to insiders at any time, under the plan and any other security based compensation arrangement, of 10% of issued and outstanding shares of Common Stock.

Eligibility and Participation

All current and prospective eligible employees and consultants of ours and our affiliates, and all of our non-employee directors, are eligible to be granted non-qualified stock options, restricted stock awards and other stock-based awards under the 2018 Plan. However, only employees of ours and our subsidiaries or parent are eligible to be granted incentive stock options, or ISOs, under the 2018 Plan. Eligibility for awards under the 2018 Plan is determined by the plan administrator in its sole discretion.

Non-Employee Director Compensation Limit

Under the 2018 Plan, the maximum number of shares of our common stock subject to stock awards granted during any one calendar year to any of our non-employee directors, taken together with any cash fees paid by the Company to such non-employee director during such calendar year, will not exceed $800,000 in total value, or $1,200,000 with respect to the calendar year in which the individual is first appointed or elected to the Board (calculating the value of any such stock awards based on the grant date fair value of such stock awards for financial reporting purposes).

Types of Awards

Stock Options. The 2018 Plan authorizes the plan administrator to grant ISOs to eligible employees and non-qualified stock options to purchase shares of Common Stock to eligible employees, consultants and non-employee directors (referred to as “participants”). The plan administrator will determine the number of shares of Common Stock subject to each option, the term of each option, the exercise price (which may not be less than the “fair market value” of the shares of our Common Stock at the time of grant or, in the case of ISOs granted to ten-percent shareholders, 110% of the fair market value), the vesting schedule and the other terms and conditions of each option. Options will be exercisable at such times and subject to such terms and conditions as are determined by the plan administrator at grant.

“fair market value” for the purposes of the 2018 Plan means, as of any date, the value of the Common Stock, determined based on the following in order:

(a) if the Common Stock is listed on the Toronto Stock Exchange (the “TSX”), the closing price reported or quoted on the TSX for the Common Stock on such date, or if the Common Stock has not been reported or quoted on such date, on the first day prior to that date on which the Common Stock was reported or quoted, in each case as reported in a source the Board deems reliable;

(b) if the Common Stock is not listed on the TSX, the closing price reported for the Common Stock on such date: (i) as reported on the principal national securities exchange in the United States on which it is then traded; or (ii) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the Financial Industry Regulatory Authority or (iii) if the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted, or

(c) if the Common Stock is not traded, listed or otherwise reported or quoted, then fair market value means the fair market value of the Common Stock as determined by the Committee in good faith in whatever manner it considers appropriate taking into account the requirements of Section 409A or Section 422 of the Internal Revenue Code of 1986, as amended, or the Code, as applicable.

The maximum term of options under the 2018 Plan is ten years (or five years in the case of ISOs granted to 10% shareholders). Upon the exercise of an option, the participant must make payment of the full exercise price (i) in cash or by check, bank draft or money order, (ii) solely to the extent permitted by law, through the delivery of irrevocable instructions to a broker (reasonably acceptable to us) to promptly deliver to us an amount equal to the aggregate exercise price and/or (iii) on such other terms and conditions as may be acceptable to the plan administrator (including the participant transferring and disposing of a specified number of vested stock options to the Company in exchange for a number of shares of Common Stock having a fair market value equal to the intrinsic value of such vested stock options disposed of and transferred to the Company (“Net Settlement”)).

Upon the Net Settlement of stock options (the “Disposed Options”), the Company shall deliver to the participant, that number of fully paid and non-assessable shares of Common Stock (“X”) equal to the number of shares of Common Stock that may be acquired by the Disposed Options (“Y”) multiplied by the quotient obtained by dividing the result of the fair market value of one share of Common Stock (“B”) less the exercise price per share of Common Stock subject to the Disposed Options (“A”) by the fair market value of one share of Common Stock (“B”). Expressed as a formula, such number of shares of Common Stock shall be computed as follows:

X = (Y) x (B - A)
              (B)

No fractional shares of Common Stock shall be issuable upon the Net Settlement of stock options. Such shares of Common Stock will be rounded down to the nearest whole number.

Unless otherwise determined by the plan administrator, the 2018 Plan provides that options vested and exercisable as of the date of a participant’s termination of employment, consultancy or directorship (as applicable) will remain exercisable for the following periods following the date of termination: if such termination is due to the participant’s death or “disability” (as defined in the 2018 Plan), one year; if such termination is by us without “cause” (as defined in the 2018 Plan), 90 days; and if such termination is voluntary, 30 days. Upon an employment termination by us for cause or a voluntary resignation following an event that would be grounds for termination for cause, the options will terminate and expire on the date of employment termination. Unless otherwise determined by the plan administrator, upon any employment termination, unvested options will terminate and expire on the date of employment termination.

Restricted Stock. The 2018 Plan authorizes the plan administrator to grant restricted stock awards to eligible participants. Recipients of restricted stock awards enter into an agreement with us subjecting the restricted stock awards to transfer and other restrictions and providing the criteria or dates on which such awards vest and such restrictions lapse. The restrictions on restricted stock awards may lapse and the awards may vest over time, based on performance criteria or other, as determined by the plan administrator at grant. Except as otherwise determined by the plan administrator, a holder of a vested restricted stock award has all of the attendant rights of a shareholder, including the right to vote. However, such holder does not have the right to tender shares of the restricted stock and any dividends or other distributions payable on the restricted stock will not be paid unless and until the underlying shares of restricted stock vest and are no longer subject to restrictions.

Other Stock-Based Awards. The 2018 Plan authorizes the plan administrator to grant awards of shares of our Common Stock and other awards to eligible participants that are valued in whole or in part by reference to, or are payable in or otherwise based on, shares of our Common Stock, including, but not limited to: (i) shares of Common Stock awarded purely as a bonus in lieu of cash and not subject to any restrictions or conditions; (ii) shares of Common Stock in payment of the amounts due under an incentive or performance plan sponsored or maintained by us or an affiliate; (iii) stock appreciation rights; (iv) stock equivalent units; (v) restricted stock units; (vi) performance awards entitling participants to receive a number of shares of our Common Stock (or cash in an equivalent value) or a fixed dollar amount, payable in cash, stock or a combination of both, with respect to a designated performance period; or (vii) awards valued by reference to book value of our shares of Common Stock.

Certain Performance-Based Awards

The 2018 Plan authorizes the plan administrator to grant performance-based stock awards that may vest based on attainment of specified performance goals established by the plan administrator. These performance goals may be based on the attainment of a certain target level of, or a specified increase in (or decrease where noted), criteria selected by the plan administrator. Such performance goals may be based upon the attainment of specified levels of company, subsidiary, division or other operational unit performance under one or more of the measures described below relative to the performance of other companies. The plan administrator may designate additional business criteria on which the performance goals may be based or adjust, modify or amend those criteria. Unless the plan administrator determines otherwise, the plan administrator will disregard and exclude the impact of special, unusual or non-recurring items, events, occurrences or circumstances; discontinued operations or the disposal of a business; the operations of any business that we acquire during the fiscal year or other applicable performance period; or a change in accounting standards required by generally accepted accounting principles.

Performance Goals

As noted above, performance-based awards granted under the 2018 Plan may be granted or vest based on attainment of specified performance goals established by the plan administrator. The performance goals relating to such awards will be based on one or more of the following criteria selected by the plan administrator:

•	enterprise value or value creation targets;
•	income or net income; operating income; net operating income or net operating income after tax; operating profit or net operating profit;
•	cash flow including, but not limited to, from operations or free cash flow;
•

specified objectives with regard to limiting the level of increase in all or a portion of bank debt or other long-term or short-term public or private debt or other similar financial obligations, or other capital structure improvements, which may be calculated net of cash balances or other offsets and adjustments as may be established by the Committee;

•	net sales, revenues, net income or earnings before income tax or other exclusions;
•	operating margin; return on operating revenue or return on operating profit;
•	return measures (after tax or pre-tax), including return on capital employed, return on invested capital; return on equity, return on assets, return on net assets;
•	market capitalization, earnings per share, fair market value of the shares of the Common Stock, franchise value (net of debt), economic value added;
•	total shareholder return or growth in total shareholder return (with or without dividend reinvestment);
•	financing and other capital raising transactions;
•	proprietary investment results;
•	estimated market share;
•	expansion of sales in additional geographies or markets;
•	expense management/control or reduction (including without limitation, compensation and benefits expense);
•	customer satisfaction;
•	technological improvements/implementation, new product innovation;
•	collections and recoveries;
•	property/asset purchases;
•	litigation and regulatory resolution/implementation goals;

•	leases, contracts or financings (including renewals, overhead, savings, G&A and other expense control goals);
•	risk management/implementation;
•	development and implementation of strategic plans or organizational restructuring goals;
•	development and implementation of risk and crisis management programs; compliance requirements and compliance relief; productivity goals; workforce management and succession planning goals;
•	employee satisfaction or staff development;
•	formations of joint ventures or partnerships or the completion of other similar transactions intended to enhance revenue or profitability or to enhance its customer base;
•	licensing or partnership arrangements;
•	progress of partnered programs and partner satisfaction;
•	progress of internal research or development programs;
•	strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property);
•	implementation or completion of critical projects;
•	completion of a merger, acquisition or any transaction that results in the sale of all or substantially all of the stock or assets; or
•	other performance goals selected by the plan administrator.

Effect of Detrimental Activity

Unless otherwise determined by the plan administrator, the 2018 Plan provides that, in the event a participant engages in “detrimental activity” (as defined in the 2018 Plan), all unexercised options held by the participant will terminate and expire and all unvested restricted stock and other stock-based awards will be immediately forfeited. As a condition to the exercise of an option, a participant is required to certify that he or she is in compliance with the terms and conditions of the 2018 Plan and that he or she has not engaged in, and does not intend to engage in, any detrimental activity. If the participant engages in a detrimental activity within one year following the exercise of an option, or if earlier, within one year following the date of the participant’s employment termination, we are entitled to recover from the participant, at any time within one year after such date, any gain realized from the exercise of such option. If the participant engages in a detrimental activity within one year following the vesting date of a restricted stock award or other stock-based award, we are entitled to recover from the participant, at any time within one year after such detrimental activity, the fair market value on the vesting date of any restricted stock award, and any gain realized from the vesting of any other stock-based award, that vested during such period. Unless otherwise determined by the plan administrator, the foregoing provisions will cease to apply upon a change in control (as defined in the 2018 Plan and described below).

Effect of Certain Transactions; Change in Control

In the event of a change in control, except as otherwise provided by the plan administrator in an award agreement, unvested awards will not vest. Instead, the plan administrator may, in its sole discretion provide for outstanding awards to be treated in accordance with one or more of the following methods: (i) awards (whether or not vested) may be continued, assumed or substituted for; (ii) awards may be cancelled for an amount of cash equal to the change in control price per share of Common Stock; and/or (iii) stock options or other stock-based appreciation awards may be cancelled if the change in control price is less than the applicable exercise price. However, the plan administrator may in its sole discretion provide for the acceleration of vesting and lapse of restrictions of an award at any time.

For the purposes of the foregoing, a “change in control” generally means the occurrence of one of the following events:

•	The acquisition (including through purchase, reorganization, merger or consolidation) by a person or entity of 50% or more of the voting power of the securities entitled to vote to elect our Board;
•

An election of individuals to our Board that causes a change in two-thirds of our Board, unless the individuals elected are approved by a vote of at least two-thirds of the directors then in office who either were directors as of the effective date of the 2018 Plan or whose election or nomination was previously so approved; or

•	The sale or other disposition of all or substantially all of our assets.

In addition, upon the occurrence of an “acquisition event” (as defined below), the plan administrator may terminate all outstanding and unexercised options (or any other stock-based awards that are subject to exercise by the holder thereof) (referred to as the “exercisable awards”), effective as of the date of the acquisition event, by delivering a termination notice to each participant at least 20 days prior to the date of the acquisition event. During the period after which notice is provided, each participant may exercise all of his or her then-outstanding and vested exercisable awards, subject to the occurrence of the acquisition event. Any exercisable award that has an exercise price that is equal to or greater than the fair market value of our common stock on the date of the acquisition event may be canceled by the plan administrator without consideration. Under the 2018 Plan, an “acquisition event” means (i) a merger or consolidation in which we are not the surviving entity, (ii) any transaction that results in the acquisition of all or substantially all of our outstanding common stock by a single person or group of persons, or (iii) the sale or transfer of all or substantially all of our assets.

Non-Transferability of Awards

Except as the plan administrator may permit, at the time of grant or thereafter, awards granted under the 2018 Plan are generally not transferable by a participant other than by will or the laws of descent and distribution. Shares of our Common Stock acquired by a permissible transferee will continue to be subject to the terms of the 2018 Plan and the applicable award agreement.

Term

Awards under the 2018 Plan may not be made after May 15, 2028, but awards granted prior to such date may extend beyond that date.

The terms of each stock option shall be decided by the plan administrator provided that no stock options shall be exercisable more than ten years after the date such stock option is granted (or in the case of an incentive stock option granted to a 10% shareholder, no more than five years after the date such stock option is granted.)

Amendment and Termination

Subject to the rules referred to in the balance of this paragraph, and any necessary TSX approval, our Board may without shareholder approval, at any time amend, in whole or in part, any or all of the provisions of the 2018 Plan, or suspend or terminate it entirely, retroactively or otherwise. Except as required to comply with applicable law, no such amendment may materially reduce the rights of a participant with respect to awards previously granted without the consent of such participant. In addition, without the approval of shareholders, and if applicable, Disinterested Shareholder Approval, no amendment may be made that would: (i) increase the aggregate number of shares of our Common Stock that may be issued under the 2018 Plan; (ii) change the classification of individuals eligible to receive awards under the 2018 Plan; (iii) extend the maximum option term; (iv) amend the terms of any outstanding stock option or other stock appreciation award to reduce the exercise price thereof (i.e., reprice); (v) cancel any outstanding “out of the money” stock option or other stock appreciation award in exchange for cash, other awards or stock option or other stock appreciation award with a lower exercise price; (vi) require shareholder approval in order for the 2018 Plan to continue to comply with Section 422 of the Code; or (vii) require shareholder approval under the rules of any exchange or system on which our securities are listed or traded.

United States Federal Income Tax Consequences

The following discussion of the principal U.S. federal income tax consequences with respect to stock options granted under the 2018 Plan is based on statutory authority and judicial and administrative interpretations as of the date of this proxy statement, which are subject to change at any time (possibly with retroactive effect) and may vary in individual circumstances. The discussion is limited to the U.S. federal income tax consequences (state, local and other tax consequences are not addressed below) to individuals who are citizens or residents of the U.S., other than those individuals who are taxed on a residence basis in a foreign country. In addition, the following discussion does not set forth any gift, estate, social security or state or local tax consequences that may be applicable.

The U.S. federal income tax law is technical and complex and the discussion below represents only a general summary. The following summary is included for general information only and does not purport to address all the tax considerations that may be relevant. Each recipient of a grant is urged to consult his or her own tax advisor as to the specific tax consequences to such grantee and the disposition of common stock.

Incentive Stock Options. The grant or exercise of an ISO generally has no income tax consequences for the optionee or the Company. No taxable income results to the optionee upon the grant or exercise of an ISO. However, the amount by which the fair market value of the stock acquired pursuant to the exercise of an ISO exceeds the exercise price is an adjustment item and will be considered income for purposes of alternative minimum tax.

The aggregate fair market value of common stock (determined at the time of grant) with respect to which ISOs can be exercisable for the first time by an optionee during any calendar year cannot exceed $100,000. Any excess will be treated as a non-qualified stock option.

The sale of common stock received pursuant to the exercise of an option that satisfied all of the ISO requirements, as well as the holding period requirement described below, will result in a long-term capital gain or loss equal to the difference between the amount realized on the sale and the exercise price. To receive ISO treatment, an optionee must be an employee of the Company (or certain affiliates) at all times during the period beginning on the date of the grant of the ISO and ending on the day three months before the date of exercise, and the optionee must not dispose of the common stock purchased pursuant to the exercise of an option either (i) within two years from the date the ISO was granted, or (ii) within one year from the date of exercise of the ISO. Any gain or loss realized upon a subsequent disposition of the shares of Common Stock will be treated as a long-term capital gain or loss to the optionee (depending on the applicable holding period). The Company will not be entitled to a tax deduction upon such exercise of an ISO, or upon a subsequent disposition of the shares of Common Stock, unless such disposition occurs prior to the expiration of the holding period described above.

In general, if the optionee does not satisfy the foregoing holding periods, any gain (in an amount equal to the lesser of the fair market value of the common stock on the date of exercise (or, with respect to officers subject to Section 16(b) of the Exchange Act, the date that sale of such common stock would not create liability, referred to as Section 16(b) liability, under Section 16(b) of the Exchange Act) minus the exercise price, or the amount realized on the disposition minus the exercise price) will constitute ordinary income. In the event of such a disposition before the expiration of the holding periods described above, subject to the limitations under Code Sections 162(m) and 280G, the Company is generally entitled to a deduction at that time equal to the amount of ordinary income recognized by the optionee. Any gain in excess of the amount recognized by the optionee as ordinary income would be taxed to the optionee as short-term or long-term capital gain (depending on the applicable holding period).

Non-Qualified Stock Options. In general, an optionee will realize no taxable income upon the grant of a Non-ISO and the Company will not receive a deduction at the time of such grant unless the option has a readily ascertainable fair market value (as determined under applicable tax law) at the time of grant. Upon exercise of a Non-ISO, an optionee generally will recognize ordinary income in an amount equal to the excess of the fair market value of the stock on the date of exercise over the exercise price. Upon a subsequent sale of the stock by the optionee, the optionee will recognize short-term or long-term capital gain or loss depending upon his or her holding period for the stock. Subject to the limitations under Code Sections 162(m) and 280G, the Company will generally be allowed a deduction equal to the amount recognized by the optionee as ordinary income.

Section 16(b). Any of our officers and directors subject to Section 16(b) of the Exchange Act may be subject to Section 16(b) liability with regard to both ISOs and Non-ISOs as a result of special tax rules regarding the income tax consequences concerning their stock options.

Code Section 162(m). Compensation of persons who are “covered employees” of the Company is subject to the tax deduction limits of Section 162(m) of the Code. The exemption from Section 162(m)’s deduction limit for performance-based compensation has been repealed, effective for taxable years beginning after December 31, 2017, such that compensation paid to our covered employees in excess of $1 million will not be deductible unless it qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017.

Parachute Payments. In the event that the payment or vesting of any award under the 2018 Plan is accelerated because of a change in ownership (as defined in Code Section 280G(b)(2)) and such payment of an award, either alone or together with any other payments made to certain participants, constitute parachute payments under Code Section

280G, then subject to certain exceptions, a portion of such payments would be nondeductible to the Company and the participant would be subject to a 20% excise tax on such portion of the payment.

Code Section 409A. Code Section 409A provides that all amounts deferred under a nonqualified deferred compensation plan are includible in a participant’s gross income to the extent such amounts are not subject to a substantial risk of forfeiture, unless certain requirements are satisfied. If the requirements are not satisfied, in addition to current income inclusion, interest at the underpayment rate plus 1% will be imposed on the participant’s underpayments that would have occurred had the deferred compensation been includible in gross income for the taxable year in which first deferred or, if later, the first taxable year in which such deferred compensation is not subject to a substantial risk of forfeiture. The amount required to be included in income is also subject to an additional 20% tax. While most awards under the 2018 Plan are anticipated to be exempt from the requirements of Code Section 409A, awards that are not exempt are intended to comply with Code Section 409A.

New Plan Benefits

Under the 2018 Plan, the terms and number of options or other awards to be granted in the future are to be determined in the discretion of the plan administrator. Since no such determination regarding awards or grants has yet been made, the benefits or amounts that will be received by or allocated to our executive officers and other eligible employees cannot be determined at this time.

The Board of Directors Recommends
A Vote In Favor of Proposal 5.

Executive Officers

Our executive officers, and their respective ages as of April 1, 2018, are as follows:

Name	Age	Position
Philippe Deschamps	55	President, Chief Executive Officer and Director
Joyce LaViscount	56	Chief Financial Officer and Chief Operating Officer
Jonathan Sackier	60	Chief Medical Officer

The biography of Mr. Deschamps is set forth in “Proposal 1: Election of Directors” above.

Joyce LaViscount

Ms. LaViscount has served as our Chief Financial Officer and Chief Operating Officer since October 2015, and she previously served as a member of our Board of Directors from March 2015 to December 2015. Prior to joining Helius, Ms. LaViscount served as chief operating officer and chief financial officer of MM Health Solutions, formerly MediMedia Health, from July 2012 to August 2015. Ms. LaViscount concurrently served as the chief financial officer of MediMedia Pharmaceutical Solutions from January 2014 to February 2015. Previously, Ms. LaViscount served as executive director/group controller North America of Aptalis Pharmaceuticals from February 2011 to July 2012. Ms. LaViscount is a Certified Public Accountant.  She received a B.A. in business with a concentration in accounting from Franklin and Marshall College in 1984.

Jonathan Sackier

Dr. Sackier has served as our Chief Medical Officer since December 2014. He has also served as a Visiting Professor of Surgery at the Nuffield Department of Surgical Sciences at Oxford University since 2014.  From 2005 to 2014, Dr. Sackier was a Visiting Professor of Surgery at the University of Virginia and prior to that served as a Clinical Professor at The George Washington University.  Dr. Sackier has served as a director of Kypha, Inc. since July 2014, Clinvue LLC since July 2010, Brandon Medical since May 2013 and SoundPipe Therapeutics since September 2013.  He previously served as a director of HemoShear Therapeutics, LLC from 2008 to 2015. He is a trustee of First Star and previously chaired The Larry King Cardiac Foundation Board of Governors. A keen pilot, Jonathan advises the Aircraft Owners & Pilots Association on medical issues germane to pilots and authors the “Fly Well” column in the association’s Pilot magazine.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the ownership of the Company’s common stock as of May 15, 2018 by: (i) each nominee for director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its common stock

	Beneficial Ownership(1)
Beneficial Owner	Number of Shares of Common Stock	Percent of Total
Montel Williams Enterprises. Inc. 1395 Brickell Avenue, Suite 800 Miami, FL 33131 (2)	1,557,960	6.7%
A&B (HK) Company Limited Unit A, 11th Floor, Chung Pont Commercial Building, 300 Hennessy Road, Wanchai, Hong Kong, P.R.C. (3)	2,699,828	11.5%
Philippe Deschamps (4)	1,322,374	5.5%
Joyce LaViscount (5)	302,531	1.3%
Jonathan Sackier (6)	906,736	3.9%
Thomas E. Griffin (7)	24,192	*%
Huaizheng Peng (8)	27,083	*%
Edward M. Straw (9)	42,916	*%
Mitchell E. Tyler (10)	915,878	3.9%
Blane Walter (11)	191,893	*%
Dane C. Andreeff (12)	712,653	3.0%
All executive officers and directors as a group (9 persons)	4,446,256	17.9%

* Less than one percent.

(1)

This table is based upon information supplied by officers, directors and principal shareholders.  Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the shareholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.  Applicable percentages are based on 23,308,291 shares outstanding on May 15, 2018, adjusted as required by rules promulgated by the SEC.

(2)

In a Schedule 13G filed February 13, 2018, Montel Williams Enterprises, Inc. (“MWE”) disclosed direct ownership of 1,557,960 shares. By virtue of his control of MWE as its sole stockholder and sole director, Montel Williams is deemed to beneficially own such 1,557,960 shares.

(3)

Dr. Lam Kong is the sole officer and director of each A&B (HK) Company Limited (“A&B”) and A&B Brother Limited (“A&B BVI”). The business address of A&B BVI is Trident Chambers, P.O. Box 146, Road Town, Tortola, British Virgin Islands. The business address of Dr. Lam Kong is 8/F Bldg. A, Tongfang Information Harbor, No. 11 Langshan Road, Shenzhen Hi-tech Industrial Park, Nanshan District, Shenzhen, P.R.C.

(4)

Includes 641,401 shares of commons stock received due to a distribution resulting from the dissolution of MPJ Healthcare, LLC, 613,958 shares of common stock exercisable within 60 days of May 15, 2018 pursuant to outstanding stock options, 25,510 shares purchased in the December 2017 financing and 30,528 shares of common stock issuable upon the exercise of warrants.

(5)

Includes 15,816 shares of common stock purchased in the December 2017 financing, 255,833 shares of common stock exercisable within 60 days of May 15, 2018 pursuant to outstanding stock options, and 20,838 shares of common stock issuable upon the exercise of warrants.

(6)

Comprised of 641,401 shares of common stock received due to a distribution resulting from the dissolution of MPJ Healthcare, LLC, 62,002 due to a distribution from Clinvue LLC and, 203,333 shares of common stock exercisable within 60 days of May 15, 2018 pursuant to outstanding stock options.

(7)

Includes 3,346 shares of common shares purchased in the April 2018 public offering, 3,346 shares of common stock issuable upon the exercise of warrants and 17,500 shares of common stock exercisable within 60 days of May 15, 2018 pursuant to outstanding stock options.

(8)	Represents shares of common stock exercisable within 60 days of May 15, 2018 pursuant to outstanding stock options.
(9)	Includes 40,416 shares of common stock exercisable within 60 days of May 15, 2018 pursuant to outstanding stock options.
(10)

Comprised of 829,545 shares of common stock received as a result of a distribution by Advanced NeuroRehabilitation, LLC, and 86,333 shares of common stock exercisable within 60 days of May 15, 2018 pursuant to outstanding stock options.

(11)

Includes 76,530 shares of common stock purchased in the December 2017 financing, 30,833 shares of common stock exercisable within 60 days of May 15, 2018 pursuant to outstanding stock options, and 76,530 shares of common stock issuable upon the exercise of warrants.

(12)

Includes 297,158 shares of common stock and 85,070 shares of common stock issuable upon the exercise of warrants held by Maple Leaf Partners, L.P. (“MLP”), 65,066 shares of common stock and 19,317 shares of common stock issuable upon the exercise of warrants held by Maple Leaf Partners I, L.P. (“MLP I”), 157,886 shares of common stock and 48,663 shares of common stock issuable upon the exercise of warrants held by Maple Leaf Discovery I, L.P. (“MLD I”), 12,426 shares .of common stock and 4,567 shares of common stock issuable upon exercise of warrants held by Maple Leaf Offshore, Ltd. (“MLO”). Mr. Andreeff is the managing member of Maple Leaf Capital I, LLC, the general partner of MLP, MLP I and MLD I, and as such may be deemed to beneficially own the securities held by MLP, MLP I and MLD I. Mr. Andreeff is also the president of the managing member of Andreeff Equity Advisors, LLC, the investment manager of MLO and as such may be deemed to beneficially own the securities held by MLO.

Section 16(A) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company.  Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2017, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with; except one report covering one transaction was filed late by Mr. Andreeff.

Executive Compensation

Summary Compensation Table

The following table shows for the fiscal year ended December 31, 2017, the twelve months ended December 31, 2016 and the fiscal years ended March 31, 2016 and 2015, compensation awarded to or paid to, or earned by, the Philippe Deschamps, the Company’s Chief Executive Officer, Joyce LaViscount, the Company’s Chief Financial Officer and Chief Operating Officer and Jonathan Sackier, the Company’s Chief Medical Officer (the “Named Executive Officers”).

Name and Principal Position	Period	Salary$	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($) (8)	Total ($)
Philippe Deschamps Chief Executive Officer	Fiscal year ended December 31, 2017	411,333	1,168,031(2)	99,840	17,956	1,697,160
	Twelve months ended December 31, 2016(1)	400,000	748,625(3)	90,000	15,000	1,253,625
	Fiscal year ended March 31, 2016	400,000	--	72,000	15,000	487,000
	Fiscal year ended March 31, 2015	360,417	432,198 (4)	120,000	5,000	917,615
Joyce LaViscount Chief Financial Officer and Chief Operating Officer	Fiscal year ended December 31, 2017	325,500	934,424(2)	67,200	12,000	1,339,124
	Twelve months ended December 31, 2016(1)	300,000	299,450(3)	56,250	12,000	667,700
	Fiscal year ended March 31, 2016	137,500 (5)	205,848 (6)	37,500	5,500	386,348
	Fiscal year ended March 31, 2015	--	--	--	--	--
Jonathan Sackier Chief Medical Officer	Fiscal year ended December 31, 2017	308,500	934,424(2)	62,400	--	1,305,324
	Twelve months ended December 31, 2016 (1)	300,000	299,450(3)	76,500	--	655,700
	Fiscal year ended March 31, 2016	300,000	--	45,000	--	345,000
	Fiscal year ended March 31, 2015	100,000	449,797 (7)	--	--	549,797

(1)	On January 4, 2017, the Board approved a change in the Company’s fiscal year end from March 31 to December 31.
(2)

The grant date fair value was denominated in Canadian dollars and translated into U.S. dollars from Canadian dollars based on the closing exchange rate from the Bank of Canada of CAD$1.00 = USD$0.7525 on April 17, 2017, based on an option exercise price of CAD$10.80.

(3)

The grant date fair value was denominated in Canadian dollars and translated into U.S. dollars from Canadian dollars based on the closing exchange rate from the Bank of Canada of CAD$1.00 = USD$0.7715 on July 13, 2016, based on an option exercise price of CAD$6.95.

(4)

The grant date fair value was denominated in Canadian dollars and translated into U.S. dollars from Canadian dollars based on the closing exchange rate from the Bank of Canada of CAD$1.00 = USD$0.9235 on June 19, 2014, based on an option exercise price of CAD$3.00.

(5)

Ms. LaViscount was appointed as Chief Financial Officer and Chief Operating Officer on October 19, 2015, and resigned from our Board of Directors on December 29, 2015. The compensation reflected in the Summary Compensation Table reflects her compensation in connection with her role as an executive officer of the Company. Ms. LaViscount was not awarded any compensation in connection with her role as a director of the Company during the fiscal year ended March 31, 2016.

(6)

The grant date fair value was denominated in Canadian dollars and translated into U.S. dollars from Canadian dollars based on the closing exchange rate from the Bank of Canada of CAD$1.00 = USD$0.7624 on October 21, 2015, based on an option exercise price of CAD$4.20.

(7)

The grant date fair value was denominated in Canadian dollars and translated into U.S. dollars from Canadian dollars based on the closing exchange rate from the Bank of Canada of CAD$1.00 = USD$0.8717 on December 8, 2014, based on an option exercise price of CAD$14.80.

(8)	Represents matching contributions to the Company’s 401(k) savings plan.

Narrative Disclosure to Summary Compensation Table

The non-employee directors of our Board of Directors historically have determined executive compensation, including our Chief Executive Officer’s compensation, and reviewed such compensation annually. The Company has retained Sigma Integrated Resources (“Sigma”) as its compensation and human resources consultant. Sigma also advised the non-employee directors of the board on the Company’s compensation strategy and in developing and implementing an executive compensation program to execute that strategy. At the request of the non-employee directors, Sigma provided competitive market data for similarly sized medical device companies for the purposes of determining our executive compensation. During the fiscal year ended December 31, 2017, the twelve months ended December 31, 2016 and the fiscal years ended March 31, 2016 and 2015, our non-employee directors approved the base salaries and target discretionary bonuses described below based on Sigma’s recommendations.

In anticipation of the Company’s listing of its common stock on the Nasdaq Capital Market, the Board formally established and designated the Compensation Committee.  The Compensation Committee now performs all duties relating to executive compensation and makes recommendations on such matters to the Board for final approval.  The Compensation Committee intends to review compensation annually for all employees, including our Named Executive Officers. In setting annual base salaries and bonuses and granting equity incentive awards, the Compensation Committee intends to consider compensation for comparable positions in the market, individual performance as compared to our expectations and objectives, our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our shareholders, and a long-term commitment to our company.

Annual Base Salary

We have entered into employment agreements with each of our Named Executive Officers that establish annual base salaries, which will be reviewed periodically by our Compensation Committee, and recommended to the Board for final approval, in order to compensate our Named Executive Officers for the satisfactory performance of duties to our company. Annual base salaries are intended to provide a fixed component of compensation to our Named Executive Officers, reflecting their skill sets, experience, roles and responsibilities. Base salaries for our Named Executive Officers have generally been set at levels deemed necessary to attract and retain individuals with superior talent.

Annual Bonus

For the fiscal year ended December 31, 2017, our Named Executive Officers were entitled to annual bonuses calculated as a target percentage of their annual base salary based upon the Chief Executive Officer’s assessment of their performance and our company’s attainment of targeted goals as set by the Board of Directors in their sole discretion, and communicated to each officer.  The target bonus for the Chief Executive Officer was based on the non-employee directors’ assessment of his performance. The amounts of such bonuses were recommended by the Compensation Committee to the Board, and formally approved by the Board in April 2017 based on each executive’s and our company’s performance in the fiscal year ended December 31, 2017.

Equity-Based Awards

Our equity-based incentive awards which are mainly comprised of stock options and restricted stock units (“RSUs”) are designed to align our interests with those of our employees and consultants, including our Named Executive Officers. Our non-employee directors have historically been responsible for approving equity grants. As described above, our Compensation Committee now has responsibility for recommending to the Board, for final approval, equity-based incentive awards to our Named Executive Officers. Vesting of equity awards is generally tied to continuous service with us and serves as an additional retention measure. Our executives generally are awarded an initial new hire grant upon commencement of employment. Additional grants may occur periodically in order to specifically incentivize executives with respect to achieving certain corporate goals or to reward executives for exceptional performance.

In May 2018, our Compensation Committee recommended our Board approved the grant of an option to purchase 95,000 shares of common stock to Mr. Deschamps and an option to purchase 80,000 shares of common stock to each of Ms. LaViscount and Dr. Sackier pursuant to the 2016 Plan and a stock option agreement.  Each of these stock options has an exercise price equal to the fair market value of a share of common stock as of the grant date, as determined in accordance with our 2016 Plan, and vests in equal monthly installments over the 48 month period following the grant date.

Retirement Benefits and Other Compensation

Our Named Executive Officers do not participate in, or otherwise receive any benefits under, any pension or deferred compensation plan sponsored by us.  We match contributions made by our employees, including our Named Executive Officers, to the Company’s 401(k) savings plan. Our Named Executive Officers were eligible to participate in our employee benefits, including health insurance benefits, on the same basis as our other employees. We generally do not provide perquisites or personal benefits except in limited circumstances.

Employment Agreements and Payments Upon Termination or Change in Control

Philippe Deschamps

On June 13, 2014, we entered into an employment agreement with Philippe Deschamps to serve as our President and Chief Executive Officer. We amended the employment agreement on September 1, 2014. Pursuant to the employment agreement, Mr. Deschamps initially received a base salary at an annualized rate of $250,000 until investments reached a level of $5 million. After such threshold was met, on August 14, 2014, the Board approved the increase of his base salary to $400,000. In addition to Mr. Deschamps’ base salary, he has the opportunity to receive a target annual bonus of 30% of the base salary, conditional upon, and subject to upward or downward adjustment based upon, achievements and individual goals to be established in good faith by the Board of Directors and Mr. Deschamps.

If Mr. Deschamps is terminated without cause or if Mr. Deschamps resigns for good reason (each as defined in Mr. Deschamps’ employment agreement), Mr. Deschamps is entitled to an aggregate amount equal to the sum of his base salary and the earned portion of his annual bonus paid for the year preceding the year of his termination of which such amount is to be paid in equal monthly installments during the twelve month period following such termination of employment. On April 17, 2017, our Board of Directors approved a 4% increase in Mr. Deschamps base salary to $416,000.

Joyce LaViscount

On October 19, 2015, we entered into an employment agreement with Joyce LaViscount to serve as our Chief Financial Officer and Chief Operating Officer. Pursuant to the employment agreement, Ms. LaViscount received a base salary at an annualized rate of $300,000 for her employment term, which is at-will. In addition to Ms. LaViscount’s base salary, she shall have the opportunity to receive a target annual bonus of 25% of the base salary, conditional upon, and subject to upward or downward adjustment based upon achievements and individual goals to be established in good faith by our Chief Executive Officer and Ms. LaViscount. On April 17, 2017, our Board of Directors approved a 12% increase in Ms. LaViscount’s base salary to $336,000.

If Ms. LaViscount is terminated without cause or if she resigns for good reason (each as defined in Ms. LaViscount’s employment agreement), Ms. LaViscount is entitled to an aggregate amount equal to the sum of her base salary and the earned portion of her annual bonus paid for the year of her termination, of which such amount is to be paid in equal monthly installments during the twelve month period following such termination of employment.

Jonathan Sackier

On December 1, 2014, we entered into an employment agreement with Jonathan Sackier to serve as our Chief Medical Officer. Pursuant to the employment agreement, Dr. Sackier received a base salary at an annualized rate of $300,000 for his employment term, which is at-will. In addition to Dr. Sackier’s base salary, he shall have the opportunity to receive a target annual bonus of 25% of the base salary, conditional upon, and subject to upward or downward adjustment based upon, achievements and individual goals to be established in good faith by our Chief Executive Officer and Dr. Sackier. On April 17, 2017, our Board of Directors approved a 4% increase in Dr. Sackier’s base salary to $312,000.

If Dr. Sackier is terminated without cause, or if he resigns for good reason (each as defined in Dr. Sackier’s employment agreement), Dr. Sackier is entitled to an aggregate amount equal to the sum of his base salary and the earned portion of his annual bonus paid for the year of his termination of which such amount is to be paid in equal monthly installments during the twelve month period following such termination of employment.

Outstanding Equity Awards at December 31, 2017

The following table shows for the fiscal year ended December 31, 2017, certain information regarding outstanding equity awards at fiscal year-end for the Named Executive Officers, after taking into effect the 1-for-5 reverse split that subsequently became effective on January 22, 2018.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Philippe Deschamps	360,000	0 (1)	2.80 (2)	6/18/2019
	200,000	100,000 (3)	5.36 (4)	7/13/2020
	0	200,000 (5)	$8.13 (6)	4/17/2027
Joyce LaViscount	20,000	0 (7)	12.53 (8)	3/15/2020
	112,500	37,500 (9)	3.20 (10)	10/21/2020
	80,000	40,000 (3)	5.36 (4)	7/13/2020
	0	160,000 (5)	$8.13 (6)	4/17/2027
Jonathan Sackier	80,000	0 (11)	12.90 (12)	12/8/2019
	80,000	40,000 (3)	5.36 (4)	7/13/2020
	0	160,000 (5)	$8.13(6)	4/17/2027

(1)	This option was granted on June 19, 2014. All of the shares subject to the option have vested.
(2)	Translated into U.S. dollars from Canadian dollars based on the closing exchange rate from the Bank of Canada of CAD$1.00 = USD$0.9235 on June 19, 2014, based on an option exercise price of CAD$3.00.
(3)

This option was granted on July 13, 2016.  One-third of the shares subject to the option vested on the date of grant, and the remaining shares are scheduled to vest in equal installments on the anniversary date of the grant thereafter until July 13, 2018.

(4)

Translated into US dollars from Canadian dollars based on the closing exchange rate from the Federal Reserve Bank of CAD$1.00 = USD$0.7715 on July 13, 2016; based on an option exercise price of CAD$6.95.

(5)	This option was granted on April 17, 2017. The shares vest in equal installments over four years from the date of grant.
(6)	Translated into US dollars from Canadian dollars based on buying rate from the Bank of Canada of CAD$1.0000 = USD$0.7525 on April 17, 2017; based on exercise price of CAD $10.80.
(7)	This option was granted on March 16, 2015. All of the shares subject to the option have vested.
(8)

Translated into U.S. dollars from Canadian dollars based on the closing exchange rate from the Bank of Canada of CAD$1.00 = USD$0.7834 on March 16, 2015, based on an option exercise price of CAD$16.00.

(9)

This option was granted on October 21, 2015. 25% of the shares subject to the grant vested on the date of grant, and the remaining shares vest in equal installments on the anniversary of the date of grant thereafter until October 21, 2018.

(10)

Translated into U.S. dollars from Canadian dollars based on the closing exchange rate from the Bank of Canada of CAD$1.00 = USD$0.7624 on October 21, 2015, based on an option exercise price of CAD$4.20.

(11)	The option was granted on December 8, 2014. All of the shares subject to the option have vested.
(12)

Translated into U.S. dollars from Canadian dollars based on the closing exchange rate from the Bank of Canada of CAD$1.00 = USD$0.8717 on December 8, 2014, based on an option exercise price of CAD$14.80.

Director Compensation

During the fiscal year ended December 31, 2017, we did not pay any fees to our non-employee directors for service on our Board. We have not adopted a non-employee director compensation policy; however, the Company’s management engages Sigma annually to determine the appropriate level of equity compensation for our non-employee directors, based on competitive market data for similarly sized medical device companies. We also reimburse non-employee directors for reasonable expenses incurred in connection with attending Board and committee meetings.

The following table shows for the fiscal year ended December 31, 2017 certain information with respect to the compensation of all non-employee directors of the Company:

Name	Option Awards ($)	All Other Compensation ($)	Total ($)
Savio Chiu (1)	--	--	--
Thomas E. Griffin (2)	116,803	--	116,803
Huaizheng Peng (3)	116,803	--	116,803
Mitchell E. Tyler (4)	99,283	16,450	115,733
Edward M. Straw (5)	116,803	--	116,803
Blane Walter (6)	116,803	--	116,803
Dane C. Andreeff(7)	139,805	--	139,805

(1)	Mr. Chiu resigned from the Board of Directors effective January 30, 2017.
(2)	Mr. Griffin held 40,000 shares of common stock underlying option grants at December 31, 2017.
(3)	Dr. Peng held 45,000 shares of common stock underlying option grants at December 31, 2017.
(4)	Mr. Tyler held 97,000 shares of common stock underlying option grants at December 31, 2017.
(5)	Vice Admiral (Retired) Straw held 60,000 shares of common stock underlying option grants at December 31, 2017.
(6)	Mr. Walter held 50,000 shares of common stock underlying option grants at December 31, 2017.
(7)	Mr. Andreeff held 20,000 shares of common stock underlying option grants at December 31, 2017.

In May 2018, our Compensation Committee recommended and our Board approved the grant of an option to purchase 15,000 shares of common stock to each of Messrs. Andreeff and Griffin, and an option to purchase 12,500 shares of common stock to each of Messrs. Peng, Straw, Tyler and Walter, in each case pursuant to the 2016 Plan and a stock option agreement.  Each of these stock options has an exercise price equal to the fair market value of a share of common stock as of the grant date, as determined in accordance with our 2016 Plan, and vests in equal monthly installments over the 12 month period following the grant date.

Transactions With Related Persons and Indemnification

Related-Person Transactions Policy and Procedures

In January 2018, the Company adopted a written Related-Person Transactions Policy that sets forth the Company’s policies and procedures regarding the identification, review, consideration and approval or ratification of “related-persons transactions.” For purposes of the Company’s policy only, a “related-person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company and any “related person” are participants involving an amount that exceeds $120,000.  Transactions involving compensation for services provided to the Company as an employee, director, consultant or similar capacity by a related person are not covered by this policy.  A related person is any executive officer, director, nominee to become director, or more than 5% shareholder of the Company, including any of their immediate family members, and any entity owned or controlled by such persons.

Under the policy, where a transaction has been identified as a related-person transaction, management must present information regarding the proposed related-person transaction to the Audit Committee (or, where Audit Committee approval would be inappropriate, to another independent body of the Board) for consideration and approval or ratification.  The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to the Company of the transaction and whether any alternative transactions were available.  To identify related-person transactions in advance, the Company relies on information supplied by its executive officers, directors and certain significant shareholders.  In considering related-person transactions, the Committee takes into account the relevant available facts and circumstances including, but not limited to (a) the risks, costs and benefits to the Company, (b) the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated, (c) the terms of the transaction, (d) the availability of other sources for comparable services or products and (e) the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.  In the event a director has an interest in the proposed transaction, the director must recuse himself or herself from the deliberations and approval.  The policy requires that, in determining whether to approve, ratify or reject a related-person transaction, the Committee consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, the best interests of the Company and its shareholders, as the Committee determines in the good faith exercise of its discretion.

Certain Related-Person Transactions

Consulting Agreement with Montel Media, Inc.

In April 2016, we entered into a consulting agreement with Montel Media, Inc. (“Montel Media”), pursuant to which Montel Media provides consulting services for the promotion of our clinical trials and ongoing media and marketing strategies.  Under the agreement, Montel Media receives $15,000 per month.  For the year ended December 31, 2017, we paid Montel Media $0.2 million pursuant to the consulting agreement. Montel Media is owned by Montel Williams, a beneficial holder of greater than 5% of our common stock.  This consulting agreement was terminated in February 2018.

Consulting Agreement with Clinvue LLC

Our Chief Medical Officer, Jonathan Sackier, is a founding member of Clinvue LLC, which provides regulatory advisory services for the Company. For the year ended December 31, 2017, we paid Clinvue LLC $0.1 million for consulting services.

December 2017 Private Placement

In December 2017, we issued 646,016 units in a multi-tranche private placement.  Certain of our executive officers and directors, as well as a beneficial holder of greater than 5% of our common stock subscribed in the private placement.  Each unit consisted of one share of our common stock and one share purchase warrant, with a purchase price of $9.80 per unit. Each warrant entitles the holder to acquire one additional share of common stock for a period of 36 months following the closing of the private placement at an exercise price of $12.25 per share. The following table sets forth the aggregate number of units subscribed for by our related parties:

	Units Purchased		Subscription Amount
A&B (HK) Company Ltd.	204,081		$2,000,000
Blane Walter	76,530		750,000
Dane C. Andreeff	51,019	(1)	500,000
Philippe Deschamps	25,510		250,000
Joyce LaViscount	15,816		155,000

(1)	Represents 28,205 units held by Maple MLP, 6,185 units held by MLP I, and 16,629 units held by MLD I.

Indemnification

The Company provides indemnification for its directors and officers so that they will be free from undue concern about personal liability in connection with their service to the Company. Under the Company’s Amended and Restated Bylaws, the Company is required to indemnify its directors and officers to the extent not prohibited under Wyoming or other applicable law.  The Company has also entered into indemnity agreements with certain officers and directors.  These agreements provide, among other things, that the Company will indemnify the officer or director, under the circumstances and to the extent provided for in the agreement, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director, officer or other agent of the Company, and otherwise to the fullest extent permitted under Wyoming law and the Company’s Amended and Restated Bylaws.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Annual Meeting materials with respect to two or more shareholders sharing the same address by delivering a single set of Annual Meeting materials addressed to those shareholders.  This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

This year, a number of brokers with account holders who are Helius Medical Technologies, Inc. shareholders will be “householding” the Company’s proxy materials.  A single set of Annual Meeting materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders.  Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent.  If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of Annual Meeting materials, please notify your broker or Helius Medical Technologies, Inc.  Direct your written request to Helius Medical Technologies, Inc., Attention: Joyce LaViscount, Chief Financial Officer, 642 Newtown Yardley Road, Suite 100, Newtown, Pennsylvania 18940, or contact Joyce LaViscount at (215) 431-3296.  Shareholders who currently receive multiple sets of Annual Meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.

Other Matters

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting.  If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

Joyce LaViscount

Secretary

May 25, 2018

A copy of the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2017 is available without charge upon written request to: Corporate Secretary, Helius Medical Technology, Inc., 642 Newtown Yardley Road, Suite 100, Newtown, Pennsylvania 18940.

Appendix A

HELIUS MEDICAL TECHNOLOGIES, INC.

Certificate of Incorporation

The undersigned, a natural person (the “Sole Incorporator”), for the purpose of organizing a corporation to conduct the business and promote the purposes hereinafter stated, under the provisions and subject to the requirements of the laws of the State of Delaware hereby certifies that:

I.

The name of this corporation is Helius Medical Technologies, Inc. (the “Company”).

II.

The address of the registered office of the Company in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle, Zip Code 19801, and the name of the registered agent of the Company in the State of Delaware at such address is The Corporation Trust Company.

III.

The purpose of the Company is to engage in any lawful act or activity for which a corporation may be organized under the Delaware General Corporation Law (“DGCL”).

IV.

A.The Company is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.”  The total number of shares which the Company is authorized to issue is one hundred sixty million (160,000,000) shares, of which one fifty hundred million (150,000,000) shares shall be Common Stock, having a par value per share of $0.001, and ten million (10,000,000) shares shall be Preferred Stock, having a par value per share of $0.001.

B.The Preferred Stock may be issued from time to time in one or more series.  The Board of Directors of the Company (the “Board”) is hereby expressly authorized to provide for the issue of all or any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designation, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board providing for the issuance of such shares and as may be permitted by the DGCL.  The Board is also expressly authorized to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding.  In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.  The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the stock of the Company entitled to vote thereon, without a separate vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any certificate of designation filed with respect to any series of Preferred Stock.

C.Each outstanding share of Common Stock shall entitle the holder thereof to one vote on each matter properly submitted to the stockholders of the Company for their vote; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Amended and

Restated Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to this Amended and Restated Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock).

V.

For the management of the business and for the conduct of the affairs of the Company, and in further definition, limitation and regulation of the powers of the Company, of its directors and of its stockholders or any class thereof, as the case may be, it is further provided that:

A.Management of Business.  The management of the business and the conduct of the affairs of the Company shall be vested in its Board.

B.Board of Directors.

1.Number.  The number of directors that shall constitute the Board shall be fixed exclusively by resolutions adopted by a majority of the authorized number of directors constituting the Board.

2.Term.  Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, directors shall be elected at each annual meeting of stockholders to serve until the next annual meeting of stockholders.  Notwithstanding the foregoing provisions of this section, each director shall serve until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal.  No decrease in the number of directors constituting the Board shall shorten the term of any incumbent director.

3.Removal.

a.Subject to the rights of any series of Preferred Stock to elect additional directors under specified circumstances, following the closing of the Initial Public Offering, neither the Board nor any individual director may be removed without cause.

b.Subject to any limitation imposed by applicable law, any individual director or directors may be removed with cause by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all then-outstanding shares of capital stock of the Company entitled to vote generally at an election of directors.

4.Vacancies.  Subject to any limitations imposed by applicable law and subject to the rights of the holders of any series of Preferred Stock, any vacancies on the Board resulting from death, resignation, disqualification, removal or other causes, and any newly created directorships resulting from any increase in the number of directors, shall, unless the Board determines by resolution that any such vacancies or newly created directorships shall be filled by the stockholders and except as otherwise provided by applicable law, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board, and not by the stockholders.  Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been elected and qualified.

C.Bylaw Amendments.  The Board is expressly empowered to adopt, amend or repeal the Bylaws of the Company.  Any adoption, amendment or repeal of the Bylaws of the Company by the Board shall require the approval of a majority of the authorized number of directors.  The stockholders shall also have power to adopt, amend or repeal the Bylaws of the Company; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Company required by law or by this Amended and Restated Certificate of Incorporation, such action by stockholders shall require the affirmative vote of the holders of at least sixty-six and two-thirds percent (66

2/3%) of the voting power of all of the then-outstanding shares of the capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class.

D.Written Ballots.  The directors of the Company need not be elected by written ballot unless the Bylaws so provide.

E.Action by Stockholders.  No action shall be taken by the stockholders of the Company except at an annual or special meeting of stockholders called in accordance with the Bylaws and no action shall be taken by the stockholders by written consent or electronic transmission.

F.Advance Notice.  Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Company shall be given in the manner provided in the Bylaws of the Company.

VI.

A.The liability of the directors for monetary damages shall be eliminated to the fullest extent under applicable law.  To the fullest extent permitted by applicable law, the Company is authorized to provide indemnification of (and advancement of expenses to) directors, officers and agents of the Company (and any other persons to which applicable law permits the Company to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise in excess of the indemnification and advancement otherwise permitted by such applicable law. If applicable law is amended after approval by the stockholders of this Article VI to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director to the Company shall be eliminated or limited to the fullest extent permitted by applicable law, as so amended.

B.Any repeal or modification of this Article VI shall only be prospective and shall not affect the rights or protections or increase the liability of any director under this Article VI in effect at the time of the alleged occurrence of any act or omission to act giving rise to liability or indemnification.

VII.

Unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company; (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s stockholders; (iii) any action asserting a claim against the Company or any director or officer or other employee of the Company arising pursuant to any provision of the DGCL, this Amended and Restated Certificate of Incorporation or the Bylaws of the Company; or (iv) any action asserting a claim against the Company or any director or officer or other employee of the Company governed by the internal affairs doctrine.

Unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the 1933 Act.

Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Company shall be deemed to have notice of and to have consented to the provisions of this Article VII.

VIII.

A.The Company reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, except as provided in paragraph B. of this Article VIII, and all rights conferred upon the stockholders herein are granted subject to this reservation.

B.Notwithstanding any other provisions of this Amended and Restated Certificate of Incorporation or any provision of applicable law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the capital stock of the Company required by law or by this Amended and Restated Certificate of Incorporation or any certificate of designation filed with respect to a series of Preferred Stock, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then-outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend or repeal Articles V, VI, VII and VIII.

IX.

The name and the mailing address of the Sole Incorporator is as follows:

Philippe Deschamps
Helius Medical Technologies, Inc.
642 Newtown Yardley Road, Suite 100
Newtown, Pennsylvania 18940

*  *  *  *

Appendix B

AMENDED AND RESTATED BYLAWS

OF

helius medical technologies, Inc.
(A DELAWARE CORPORATION)

Table of Contents

-i-

Table of Contents

-ii-

AMENDED AND RESTATED BYLAWS

OF
HELIUS MEDICAL TECHNOLOGIES, Inc.
(A DELAWARE CORPORATION)

ARTICLE I

Offices

Section 1.Registered Office. The registered office of the corporation in the State of Delaware shall be in the City of Wilmington, County of New Castle.

Section 2.Other Offices. The corporation shall also have and maintain an office or principal place of business at such place as may be fixed by the Board of Directors, and may also have offices at such other places, both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.

ARTICLE II

Corporate Seal

Section 3.Corporate Seal. The Board of Directors may adopt a corporate seal. If adopted, the corporate seal shall consist of a die bearing the name of the corporation and the inscription, “Corporate Seal-Delaware.” Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

ARTICLE III

Stockholders’ Meetings

Section 4.Place of Meetings. Meetings of the stockholders of the corporation may be held at such place, either within or without the State of Delaware, as may be determined from time to time by the Board of Directors. The Board of Directors may, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication as provided under the Delaware General Corporation Law (“DGCL”).

Section 5.Annual Meeting.

(a)The annual meeting of the stockholders of the corporation, for the purpose of election of directors and for such other business as may properly come before it, shall be held on such date and at such time as may be designated from time to time by the Board of Directors. Nominations of persons for election to the Board of Directors of the corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders: (i) pursuant to the corporation’s notice of meeting of stockholders (with respect to business other than nominations); (ii) brought specifically by or at the direction of the Board of Directors; or (iii) by any stockholder of the corporation who was a stockholder of record at the time of giving the stockholder’s notice provided for in Section 5(b) below, who is entitled to vote at the meeting and who complied with the notice procedures set forth in Section 5. For the avoidance of doubt, clause (iii) above shall be the exclusive means for a stockholder to make nominations and submit other business (other than matters properly included in the corporation’s notice of meeting of stockholders and proxy statement under Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “1934 Act”)) before an annual meeting of stockholders.

(b)At an annual meeting of the stockholders, only such business shall be conducted as is a proper matter for stockholder action under Delaware law and as shall have been properly brought before the meeting in accordance with the procedures below.

(i)For nominations for the election to the Board of Directors to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of Section 5(a) of these Bylaws, the stockholder must deliver written notice to the Secretary at the principal executive offices of the corporation on a timely basis as set forth in Section 5(b)(iii) and must update and supplement such written notice on a timely basis as set forth in Section 5(c). Such stockholder’s notice shall set forth: (A) as to each nominee such stockholder proposes to nominate at the meeting: (1) the name, age, business address and residence address of such nominee, (2) the principal occupation or employment of such nominee, (3) the class and number of shares of each class of capital stock of the corporation which are owned of record and beneficially by such nominee, (4) the date or dates on which such shares were acquired and the investment intent of such acquisition, (5) a statement whether such nominee, if elected, intends to tender, promptly following such person's failure to receive the required vote for election or re-election at the next meeting at which such person would face election or re-election, an irrevocable resignation effective upon acceptance of such resignation by the Board of Directors, and (6) such other information concerning such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved), or that is otherwise required to be disclosed pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder (including such person’s written consent to being named as a nominee and to serving as a director if elected); and (B) the information required by Section 5(b)(iv). The corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director of the corporation or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such proposed nominee.

(ii)Other than proposals sought to be included in the corporation’s proxy materials pursuant to Rule 14(a)-8 under the 1934 Act, for business other than nominations for the election to the Board of Directors to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of Section 5(a) of these Bylaws, the stockholder must deliver written notice to the Secretary at the principal executive offices of the corporation on a timely basis as set forth in Section 5(b)(iii), and must update and supplement such written notice on a timely basis as set forth in Section 5(c). Such stockholder’s notice shall set forth: (A) as to each matter such stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting, and any material interest (including any anticipated benefit of such business to any Proponent (as defined below) other than solely as a result of its ownership of the corporation’s capital stock, that is material to any Proponent individually, or to the Proponents in the aggregate) in such business of any Proponent; and (B) the information required by Section 5(b)(iv).

(iii)To be timely, the written notice required by Section 5(b)(i) or 5(b)(ii) must be received by the Secretary at the principal executive offices of the corporation not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that, subject to the last sentence of this Section 5(b)(iii), in the event that the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so received not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. In no event shall an adjournment or a postponement of an annual meeting for which notice has been given, or the public announcement thereof has been made, commence a new time period for the giving of a stockholder’s notice as described above.

(iv)The written notice required by Section 5(b)(i) or 5(b)(ii) shall also set forth, as of the date of the notice and as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (each, a “Proponent” and collectively, the “Proponents”): (A) the name and address of each Proponent, as they appear on the corporation’s books; (B) the class, series and number of shares of the corporation that are owned beneficially and of record by each Proponent; (C) a description of any agreement, arrangement or understanding (whether oral or in writing) with respect to such nomination or proposal between or among any Proponent and any of its affiliates or associates, and any others (including their names) acting in concert, or otherwise under the agreement, arrangement or understanding, with any of the foregoing; (D) a representation that the Proponents are holders of record or beneficial owners, as the case may be, of shares of the corporation entitled to vote at the meeting and intend to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice (with respect to a notice under Section 5(b)(i)) or to propose the business that is specified in the notice (with respect to a notice under Section 5(b)(ii)); (E) a representation as to whether the Proponents intend to deliver a proxy statement and form of proxy to holders of a sufficient number of holders of the corporation’s voting shares to elect such nominee or nominees (with respect to a notice under Section 5(b)(i)) or to carry such proposal (with respect to a notice under Section 5(b)(ii)); (F) to the extent known by any Proponent, the name and address of any other stockholder supporting the proposal on the date of such stockholder’s notice; and (G) a description of all Derivative Transactions (as defined below) by each Proponent during the previous twelve (12) month period, including the date of the transactions and the class, series and number of securities involved in, and the material economic terms of, such Derivative Transactions.

(c)A stockholder providing written notice required by Section 5(b)(i) or (ii) shall update and supplement such notice in writing, if necessary, so that the information provided or required to be provided in such notice is true and correct in all material respects as of (i) the record date for the meeting and (ii) the date that is five (5) business days prior to the meeting and, in the event of any adjournment or postponement thereof, five (5) business days prior to such adjourned or postponed meeting. In the case of an update and supplement pursuant to clause (i) of this Section 5(c), such update and supplement shall be received by the Secretary at the principal executive offices of the corporation not later than five (5) business days after the record date for the meeting. In the case of an update and supplement pursuant to clause (ii) of this Section 5(c), such update and supplement shall be received by the Secretary at the principal executive offices of the corporation not later than two (2) business days prior to the date for the meeting, and, in the event of any adjournment or postponement thereof, two (2) business days prior to such adjourned or postponed meeting.

(d)Notwithstanding anything in Section 5(b)(iii) to the contrary, in the event that the number of directors in an Expiring Class is increased and there is no public announcement of the appointment of a director to such class, or, if no appointment was made, of the vacancy in such class, made by the corporation at least ten (10) days before the last day a stockholder may deliver a notice of nomination in accordance with Section 5(b)(iii), a stockholder’s notice required by this Section 5 and which complies with the requirements in Section 5(b)(i), other than the timing requirements in Section 5(b)(iii), shall also be considered timely, but only with respect to nominees for any new positions in such Expiring Class created by such increase, if it shall be received by the Secretary at the principal executive offices of the corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the corporation. For purposes of this section, an “Expiring Class” shall mean a class of directors whose term shall expire at the next annual meeting of stockholders.

(e)A person shall not be eligible for election or re-election as a director unless the person is nominated either in accordance with clause (ii) of Section 5(a), or in accordance with clause (iii) of Section 5(a). Except as otherwise required by law, the chairperson of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made, or proposed, as the case may be, in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, or the Proponent does not act in accordance with the representations in Sections 5(b)(iv)(D) and 5(b)(iv)(E), to declare that such proposal or nomination shall not be presented for stockholder action at the meeting and shall be disregarded, notwithstanding that proxies in respect of such nominations or such business may have been solicited or received.

(f)Notwithstanding the foregoing provisions of this Section 5, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholders’ meeting, a stockholder must also comply with all applicable requirements of the 1934 Act and the rules and regulations thereunder. Nothing in these Bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the corporation’s proxy statement pursuant to Rule 14a-8 under the 1934 Act; provided, however, that any references in these Bylaws to the 1934 Act or the rules and regulations thereunder are not intended to and shall not limit the requirements applicable to proposals and/or nominations to be considered pursuant to Section 5(a)(iii) of these Bylaws.

(g)For purposes of Sections 5 and 6,

(i)“affiliates” and “associates” shall have the meanings set forth in Rule 405 under the Securities Act of 1933, as amended (the “1933 Act”).

(ii)a “Derivative Transaction” means any agreement, arrangement, interest or understanding entered into by, or on behalf or for the benefit of, any Proponent or any of its affiliates or associates, whether record or beneficial:

(w)the value of which is derived in whole or in part from the value of any class or series of shares or other securities of the corporation,

(x) which otherwise provides any direct or indirect opportunity to gain or share in any gain derived from a change in the value of securities of the corporation,

(y) the effect or intent of which is to mitigate loss, manage risk or benefit of security value or price changes, or

(z) which provides the right to vote or increase or decrease the voting power of, such Proponent, or any of its affiliates or associates, with respect to any securities of the corporation,

which agreement, arrangement, interest or understanding may include, without limitation, any option, warrant, debt position, note, bond, convertible security, swap, stock appreciation right, short position, profit interest, hedge, right to dividends, voting agreement, performance-related fee or arrangement to borrow or lend shares (whether or not subject to payment, settlement, exercise or conversion in any such class or series), and any proportionate interest of such Proponent in the securities of the corporation held by any general or limited partnership, or any limited liability company, of which such Proponent is, directly or indirectly, a general partner or managing member; and

(iii)“public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the 1934 Act.

Section 6.Special Meetings.

(a)Special meetings of the stockholders of the corporation may be called, for any purpose as is a proper matter for stockholder action under Delaware law, by (i) the Chairperson of the Board of Directors, (ii) the Chief Executive Officer, or (iii) the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption).

(b)For a special meeting called pursuant to Section 6(a), the Board of Directors shall determine the time and place, if any, of such special meeting. Upon determination of the time and place, if any, of the meeting, the Secretary shall cause a notice of meeting to be given to the stockholders entitled to vote, in accordance with the provisions of Section 7 of these Bylaws. No business may be transacted at a special meeting otherwise than as specified in the notice of meeting.

(c)Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the corporation who is a stockholder of record at the time of giving notice provided for in this paragraph, who shall be entitled to vote at the meeting and who delivers written notice to the Secretary of the corporation setting forth the information required by Section 5(b)(i). In the event the corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder of record may nominate a person or persons (as the case may be), for election to such position(s) as specified in the corporation’s notice of meeting, if written notice setting forth the information required by Section 5(b)(i) of these Bylaws shall be received by the Secretary at the principal executive offices of the corporation not later than the close of business on the later of the ninetieth (90th) day prior to such meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. The stockholder shall also update and supplement such information as required under Section 5(c). In no event shall an adjournment or a postponement of a special meeting for which notice has been given, or the public announcement thereof has been made, commence a new time period for the giving of a stockholder’s notice as described above.

(d)Notwithstanding the foregoing provisions of this Section 6, a stockholder must also comply with all applicable requirements of the 1934 Act and the rules and regulations thereunder with respect to matters set forth in this Section 6. Nothing in these Bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the corporation’s proxy statement pursuant to Rule 14a-8 under the 1934 Act; provided, however, that any references in these Bylaws to the 1934 Act or the rules and regulations thereunder are not intended to and shall not limit the requirements applicable to nominations for the election to the Board of Directors or proposals of other businesses to be considered pursuant to Section 6(c) of these Bylaws.

Section 7.Notice of Meetings. Except as otherwise provided by law, notice, given in writing or by electronic transmission, of each meeting of stockholders shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting, such notice to specify the place, if any, date and hour, in the case of special meetings, the purpose or purposes of the meeting, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at any such meeting. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the corporation. If sent via electronic transmission, notice is given as of the sending time recorded at the time of transmission. Notice of the time, place, if any, and purpose of any meeting of stockholders (to the extent required) may be waived in writing, signed by the person entitled to notice thereof, or by electronic transmission by such person, either before or after such meeting, and will be waived by any stockholder by his or her attendance thereat in person, by remote communication, if applicable, or by proxy, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any stockholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given.

Section 8.Quorum. At all meetings of stockholders, except where otherwise provided by statute or by the Certificate of Incorporation, or by these Bylaws, the presence, in person, by remote communication, if applicable, or by proxy duly authorized, of the holders of a majority of the voting power of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. In the absence of a quorum, any meeting of stockholders may be adjourned, from time to time, either by the chairperson of the meeting or by vote of the holders of a majority of the voting power of the shares represented thereat, but no other business shall be transacted at such meeting. The stockholders present at a duly called or convened meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Except as otherwise provided by statute or by applicable stock exchange rules, or by the Certificate of Incorporation or these Bylaws, in all matters other than the election of directors, the affirmative vote of the holders of a majority of the voting power of the shares present in person, by remote communication, if applicable, or represented by proxy duly authorized at the meeting and entitled to vote generally on the subject matter shall be the act of the stockholders. Except as otherwise provided by statute, the Certificate of Incorporation or these Bylaws, directors shall be elected by a plurality of the votes of the shares present in person, by remote communication, if applicable, or represented by proxy duly authorized at the meeting and entitled to vote generally on the election of directors. Where a separate vote by a class or classes or series is required, except where otherwise provided by statute or by the Certificate of Incorporation or these Bylaws or by applicable stock exchange rules, a majority of the voting power of the outstanding shares of such class or classes or series, present in person, by remote communication, if applicable, or represented by proxy duly authorized, shall constitute a quorum entitled to take action with respect to that vote on that matter. Except where otherwise provided by statute or by the Certificate of Incorporation or these Bylaws or by applicable stock exchange rules, the affirmative vote of the holders of a majority (plurality, in the case of the election of directors) of shares of such class or classes or series present in person, by remote communication, if applicable, or represented by proxy at the meeting shall be the act of such class or classes or series.

Section 9.Adjournment and Notice of Adjourned Meetings. Any meeting of stockholders, whether annual or special, may be adjourned from time to time either by the chairperson of the meeting or by the vote of the holders of a majority of  the voting power of the shares present in person, by remote communication, if applicable, or represented by proxy duly authorized at the meeting. When a meeting is adjourned to another time or place, if any, notice need not be given of the adjourned meeting if the time and place, if any, thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Section 10.Voting Rights. For the purpose of determining those stockholders entitled to vote at any meeting of the stockholders, except as otherwise provided by law, only persons in whose names shares stand on the stock records of the corporation on the record date, as provided in Section 12 of these Bylaws, shall be entitled to vote at any meeting of stockholders. Every person entitled to vote shall have the right to do so either in person, by remote communication, if applicable, or by an agent or agents authorized by a proxy granted in accordance with Delaware law. An agent so appointed need not be a stockholder. No proxy shall be voted after three (3) years from its date of creation unless the proxy provides for a longer period.

Section 11.Joint Owners of Stock. If shares or other securities having voting power stand of record in the names of two (2) or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety, or otherwise, or if two (2) or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect: (a) if only one (1) votes, his or her act binds all; (b) if more than one (1) votes, the act of the majority so voting binds all; (c) if more than one (1) votes, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally, or may apply to the Delaware Court of Chancery for relief as provided in the DGCL, Section 217(b). If the instrument filed with the Secretary shows that any such tenancy is held in unequal interests, a majority or even-split for the purpose of subsection (c) shall be a majority or even-split in interest.

Section 12.List of Stockholders. The Secretary shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order, showing the address of each stockholder and the number and class of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (b) during ordinary business hours, at the principal place of business of the corporation. In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation. The list shall be open to examination of any stockholder during the time of the meeting as provided by law.

Section 13.Action Without Meeting. Unless otherwise provided in the Certificate of Incorporation, no action shall be taken by the stockholders of the corporation except at an annual or a special meeting of the stockholders called in accordance with these Bylaws, and no action of the stockholders of the corporation may be taken by written consent or electronic transmission.

Section 14.Organization.

(a)At every meeting of stockholders, the Chairperson of the Board of Directors, or, if a Chairperson has not been appointed or is absent, the Chief Executive Officer, or if no Chief Executive Officer is then serving or is absent, the President, or, if the President is absent, a chairperson of the meeting chosen by a majority in interest of the stockholders entitled to vote, present in person or by proxy duly authorized, shall act as chairperson. The Chairperson of the Board may appoint the Chief Executive Officer as chairperson of the meeting. The Secretary, or, in his or her absence, an Assistant Secretary or other officer or other person directed to do so by the chairperson of the meeting, shall act as secretary of the meeting.

(b)The Board of Directors of the corporation shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the Board of Directors, if any, the chairperson of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairperson, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to stockholders of record of the corporation and their duly authorized and constituted proxies and such other persons as the chairperson shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants and regulation of the opening and closing of the polls for balloting on matters which are to be voted on by ballot. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting. Unless and to the extent determined by the Board of Directors or the chairperson of the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.

ARTICLE IV

Directors

Section 15.Number and Term of Office. The authorized number of directors of the corporation shall be fixed in accordance with the Certificate of Incorporation. Directors need not be stockholders unless so required by the Certificate of Incorporation. If for any cause, the directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in these Bylaws.

Section 16.Powers. The business and affairs of the corporation shall be managed by or under the direction of the Board of Directors, except as may be otherwise provided by statute or by the Certificate of Incorporation.

Section 17. Term of Directors. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, directors shall be elected at each annual meeting of stockholders to serve until the next annual meeting of stockholders. Each director shall serve until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

Section 18.Vacancies.  Unless otherwise provided in the Certificate of Incorporation, and subject to the rights of the holders of any series of preferred stock or as otherwise provided by applicable law, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by stockholders, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors, or by a sole remaining director, and not by the stockholders, provided, however, that whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the Certificate of Incorporation, vacancies and newly created directorships of such class or classes or series shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by stockholders, be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected, and not by the stockholders. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been elected and qualified. A vacancy in the Board of Directors shall be deemed to exist under this Bylaw in the case of the death, removal or resignation of any director.

Section 19.Resignation. Any director may resign at any time by delivering his or her notice in writing or by electronic transmission to the Secretary, such resignation to specify whether it will be effective at a particular time. If no such specification is made, the Secretary, in his or her discretion, may either (a) require confirmation from the director prior to deeming the resignation effective, in which case the resignation will be deemed effective upon receipt of such confirmation, or (b) deem the resignation effective at the time of delivery of the resignation to the

Secretary. When one or more directors shall resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office for the unexpired portion of the term of the director whose place shall be vacated and until his or her successor shall have been duly elected and qualified.

Section 20.Removal.

(a)Subject to the rights of any series of preferred stock to elect additional directors under specified circumstances, neither the Board of Directors nor any individual director may be removed without cause.

(b)Subject to any limitation imposed by applicable law, any individual director or directors may be removed from office with cause by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all then outstanding shares of capital stock of the corporation entitled to vote generally at an election of directors, voting together as a single class.

Section 21.Meetings.

(a)Regular Meetings. Unless otherwise restricted by the Certificate of Incorporation, regular meetings of the Board of Directors may be held at any time or date and at any place within or without the State of Delaware which has been designated by the Board of Directors and publicized among all directors, either orally or in writing, by telephone, including a voice-messaging system or other system designed to record and communicate messages, facsimile, telegraph or telex, or by electronic mail or other electronic means. No further notice shall be required for regular meetings of the Board of Directors.

(b)Special Meetings. Unless otherwise restricted by the Certificate of Incorporation, special meetings of the Board of Directors may be held at any time and place within or without the State of Delaware whenever called by the Chairperson of the Board, the Chief Executive Officer or a majority of the total number of authorized directors.

(c)Meetings by Electronic Communications Equipment. Any member of the Board of Directors, or of any committee thereof, may participate in a meeting by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

(d)Notice of Special Meetings. Notice of the time and place of all special meetings of the Board of Directors shall be orally or in writing, by telephone, including a voice messaging system or other system or technology designed to record and communicate messages, facsimile, telegraph or telex, or by electronic mail or other electronic means, during normal business hours, at least twenty-four (24) hours before the date and time of the meeting. If notice is sent by US mail, it shall be sent by first class mail, postage prepaid, at least three (3) days before the date of the meeting. Notice of any meeting may be waived in writing, or by electronic transmission, at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

(e)Waiver of Notice. The transaction of all business at any meeting of the Board of Directors, or any committee thereof, however called or noticed, or wherever held, shall be as valid as though it had been transacted at a meeting duly held after regular call and notice, if a quorum be present and if, either before or after the meeting, each of the directors not present who did not receive notice shall sign a written waiver of notice or shall waive notice by electronic transmission. All such waivers shall be filed with the corporate records or made a part of the minutes of the meeting.

Section 22.Quorum and Voting.

(a)Unless the Certificate of Incorporation requires a greater number, and except with respect to questions related to indemnification arising under Section 44 for which a quorum shall be one-third of the exact number of directors fixed from time to time, a quorum of the Board of Directors shall consist of a majority of the exact number of directors fixed from time to time by the Board of Directors in accordance with the Certificate of Incorporation; provided, however, at any meeting whether a quorum be present or otherwise, a majority of the directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors, without notice other than by announcement at the meeting.

(b)At each meeting of the Board of Directors at which a quorum is present, all questions and business shall be determined by the affirmative vote of a majority of the directors present, unless a different vote be required by law, the Certificate of Incorporation or these Bylaws.

Section 23.Action Without Meeting

. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing or by electronic transmission, and such writing or writings or transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 24.Fees and Compensation. Directors shall be entitled to such compensation for their services as may be approved by the Board of Directors, including, if so approved, by resolution of the Board of Directors, a fixed sum and expenses of attendance, if any, for attendance at each regular or special meeting of the Board of Directors and at any meeting of a committee of the Board of Directors. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise and receiving compensation therefor.

Section 25.Committees.

(a)Executive Committee. The Board of Directors may appoint an Executive Committee to consist of one (1) or more members of the Board of Directors. The Executive Committee, to the extent permitted by law and provided in the resolution of the Board of Directors shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to (i) approving or adopting, or recommending to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval, or (ii) adopting, amending or repealing any Bylaw of the corporation.

(b)Other Committees. The Board of Directors may, from time to time, appoint such other committees as may be permitted by law. Such other committees appointed by the Board of Directors shall consist of one (1) or more members of the Board of Directors and shall have such powers and perform such duties as may be prescribed by the resolution or resolutions creating such committees, but in no event shall any such committee have the powers denied to the Executive Committee in these Bylaws.

(c)Term. The Board of Directors, subject to any requirements of any outstanding series of preferred stock and the provisions of subsections (a) or (b) of this Section 25, may at any time increase or decrease the number of members of a committee or terminate the existence of a committee. The membership of a committee member shall terminate on the date of his or her death or voluntary resignation from the committee or from the Board of Directors. The Board of Directors may at any time for any reason remove any individual committee member and the Board of Directors may fill any committee vacancy created by death, resignation, removal or increase in the number of members of the committee. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee, and, in addition, in the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

(d)Meetings. Unless the Board of Directors shall otherwise provide, regular meetings of the Executive Committee or any other committee appointed pursuant to this Section 25 shall be held at such times and places as are determined by the Board of Directors, or by any such committee, and when notice thereof has been given to each member of such committee, no further notice of such regular meetings need be given thereafter. Special meetings of any such committee may be held at any place which has been determined from time to time by such committee, and may be called by any director who is a member of such committee, upon notice to the members of such committee of the time and place of such special meeting given in the manner provided for the giving of notice to members of the Board of Directors of the time and place of special meetings of the Board of Directors. Notice of any special meeting of any committee may be waived in writing or by electronic transmission at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends such special meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Unless otherwise provided by the Board of Directors in the resolutions authorizing the creation of the committee, a majority of the authorized number of members of any such committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of such committee.

Section 26.Duties of Chairperson of the Board of Directors and Lead Independent Director.

(a)The Chairperson of the Board of Directors, if appointed and when present, shall preside at all meetings of the stockholders and the Board of Directors. The Chairperson of the Board of Directors shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers, as the Board of Directors shall designate from time to time.

(b)

The Chairperson of the Board of Directors, or if the Chairperson is not an independent director, one of the independent directors, may be designated by the Board of Directors as lead independent director to serve until replaced by the Board of Directors (“Lead Independent Director”). The Lead Independent Director will: with the Chairperson of the Board of Directors and the Chief Executive Officer, establish the agenda for regular Board meetings and serve as chairperson of Board of Directors meetings in the absence of the Chairperson of the Board of Directors; establish the agenda for meetings of the independent directors; coordinate with the committee chairs regarding meeting agendas and informational requirements; preside over meetings of the independent directors; preside over any portions of meetings of the Board of Directors at which the evaluation or compensation of the Chief Executive Officer is presented or discussed; preside over any portions of meetings of the Board of Directors at which the performance of the Board of Directors is presented or discussed; and perform such other duties as may be established or delegated by the Board of Directors.

Section 27.Organization. At every meeting of the directors, the Chairperson of the Board of Directors, or, if a Chairperson has not been appointed or is absent, the Lead Independent Director, or if the Lead Independent Director has not been appointed or is absent, the Chief Executive Officer (if a director), or, if a Chief Executive Officer is absent, the President (if a director), or if the President is absent, the most senior Vice President (if a director), or, in the absence of any such person, a chairperson of the meeting chosen by a majority of the directors present, shall preside over the meeting.  The Secretary, or in his or her absence, any Assistant Secretary or other officer, director or other person directed to do so by the person presiding over the meeting, shall act as secretary of the meeting.

ARTICLE V

Officers

Section 28.Officers Designated. The officers of the corporation shall include, if and when designated by the Board of Directors, the Chief Executive Officer, the President, one or more Vice Presidents, the Secretary, the Chief Financial Officer and the Treasurer. The Board of Directors may also appoint one or more Assistant Secretaries and Assistant Treasurers and such other officers and agents with such powers and duties as it shall deem necessary.

The Board of Directors may assign such additional titles to one or more of the officers as it shall deem appropriate. Any one person may hold any number of offices of the corporation at any one time unless specifically prohibited therefrom by law. The salaries and other compensation of the officers of the corporation shall be fixed by or in the manner designated by the Board of Directors or a committee thereof to which the Board of Directors has delegated such responsibility.

Section 29.Tenure and Duties of Officers.

(a)General. All officers shall hold office at the pleasure of the Board of Directors and until their successors shall have been duly elected and qualified, unless sooner removed. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors.

(b)Duties of Chief Executive Officer. The Chief Executive Officer shall preside at all meetings of the stockholders and at all meetings of the Board of Directors (if a director), unless the Chairperson of the Board of Directors or the Lead Independent Director has been appointed and is present. Unless an officer has been appointed Chief Executive Officer of the corporation, the President shall be the chief executive officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the corporation. To the extent that a Chief Executive Officer has been appointed and no President has been appointed, all references in these Bylaws to the President shall be deemed references to the Chief Executive Officer. The Chief Executive Officer shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers, as the Board of Directors shall designate from time to time.

(c)Duties of President. The President shall preside at all meetings of the stockholders and at all meetings of the Board of Directors (if a director), unless the Chairperson of the Board of Directors, the Lead Independent Director or the Chief Executive Officer has been appointed and is present. Unless another officer has been appointed Chief Executive Officer of the corporation, the President shall be the chief executive officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the corporation. The President shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers, as the Board of Directors (or the Chief Executive Officer, if the Chief Executive Officer and President are not the same person and the Board of Directors has delegated the designation of the President’s duties to the Chief Executive Officer)shall designate from time to time.

(d)Duties of Vice Presidents. A Vice President may assume and perform the duties of the President in the absence or disability of the President or whenever the office of President is vacant (unless the duties of the President are being filled by the Chief Executive Officer). A Vice President shall perform other duties commonly incident to their office and shall also perform such other duties and have such other powers as the Board of Directors or the Chief Executive Officer, or, if the Chief Executive Officer has not been appointed or is absent, the President shall designate from time to time.

(e)Duties of Secretary. The Secretary shall attend all meetings of the stockholders and of the Board of Directors and shall record all acts and proceedings thereof in the minute book of the corporation. The Secretary shall give notice in conformity with these Bylaws of all meetings of the stockholders and of all meetings of the Board of Directors and any committee thereof requiring notice. The Secretary shall perform all other duties provided for in these Bylaws and other duties commonly incident to the office and shall also perform such other duties and have such other powers, as the Board of Directors shall designate from time to time. The Chief Executive Officer, or if no Chief Executive Officer is then serving, the President may direct any Assistant Secretary or other officer to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each Assistant Secretary shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors or the Chief Executive Officer, or if no Chief Executive Officer is then serving, the President shall designate from time to time.

(f)Duties of Chief Financial Officer. The Chief Financial Officer shall keep or cause to be kept the books of account of the corporation in a thorough and proper manner and shall render statements of the financial affairs of the corporation in such form and as often as required by the Board of Directors or the Chief Executive Officer, or if no Chief Executive Officer is then serving, the President. The Chief Financial Officer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the corporation. The Chief Financial Officer shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors or the Chief Executive Officer, or if no Chief Executive Officer is then serving, the President shall designate from time to time. To the extent that a Chief Financial Officer has been appointed and no Treasurer has been appointed, all references in these Bylaws to the Treasurer shall be deemed references to the Chief Financial Officer. The President may direct the Treasurer, if any, or any Assistant Treasurer, or the controller or any assistant controller to assume and perform the duties of the Chief Financial Officer in the absence or disability of the Chief Financial Officer, and each Treasurer and Assistant Treasurer and each controller and assistant controller shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors or the Chief Executive Officer, or if no Chief Executive Officer is then serving, the President shall designate from time to time.

(g)Duties of Treasurer. Unless another officer has been appointed Chief Financial Officer of the corporation, the Treasurer shall be the chief financial officer of the corporation and shall keep or cause to be kept the books of account of the corporation in a thorough and proper manner and shall render statements of the financial affairs of the corporation in such form and as often as required by the Board of Directors or the Chief Executive Officer, or if no Chief Executive Officer is then serving, the President, and, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the corporation. The Treasurer shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors or the Chief Executive Officer, or if no Chief Executive Officer is then serving, the President and Chief Financial Officer (if not Treasurer) shall designate from time to time.

Section 30.Delegation of Authority. The Board of Directors may from time to time delegate the powers or duties of any officer to any other officer or agent, notwithstanding any provision hereof.

Section 31.Resignations. Any officer may resign at any time by giving notice in writing or by electronic transmission to the Board of Directors or to the Chief Executive Officer, or if no Chief Executive Officer is then serving, the President or to the Secretary. Any such resignation shall be effective when received by the person or persons to whom such notice is given, unless a later time is specified therein, in which event the resignation shall become effective at such later time. Unless otherwise specified in such notice, the acceptance of any such resignation shall not be necessary to make it effective. Any resignation shall be without prejudice to the rights, if any, of the corporation under any contract with the resigning officer.

Section 32.Removal. Any officer may be removed from office at any time, either with or without cause, by the affirmative vote of a majority of the directors in office at the time, or by the unanimous written consent of the directors in office at the time, or by any committee or by the Chief Executive Officer or by other superior officers upon whom such power of removal may have been conferred by the Board of Directors.

ARTICLE VI

Execution Of Corporate Instruments And Voting Of Securities Owned By The Corporation

Section 33.Execution of Corporate Instruments. The Board of Directors may, in its discretion, determine the method and designate the signatory officer or officers, or other person or persons, to execute on behalf of the corporation any corporate instrument or document, or to sign on behalf of the corporation the corporate name without limitation, or to enter into contracts on behalf of the corporation, except where otherwise provided by law or these Bylaws, and such execution or signature shall be binding upon the corporation.

All checks and drafts drawn on banks or other depositaries on funds to the credit of the corporation or in special accounts of the corporation shall be signed by such person or persons as the Board of Directors shall authorize so to do.

Unless authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

Section 34.Voting of Securities Owned by the Corporation. All stock and other securities of other corporations owned or held by the corporation for itself, or for other parties in any capacity, shall be voted, and all proxies with respect thereto shall be executed, by the person authorized so to do by resolution of the Board of Directors, or, in the absence of such authorization, by the Chairperson of the Board of Directors, the Chief Executive Officer, the President, or any Vice President.

ARTICLE VII

Shares Of Stock

Section 35.Form and Execution of Certificates. The shares of the corporation shall be represented by certificates, or shall be uncertificated if so provided by resolution or resolutions of the Board of Directors. Certificates for the shares of stock, if any, shall be in such form as is consistent with the Certificate of Incorporation and applicable law. Every holder of stock in the corporation represented by certificate shall be entitled to have a certificate signed by or in the name of the corporation by the Chairperson of the Board of Directors, or the President or any Vice President and by the Treasurer or Assistant Treasurer or the Secretary or Assistant Secretary, certifying the number of shares owned by him in the corporation. Any or all of the signatures on the certificate may be facsimiles. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

Section 36.Lost Certificates. A new certificate or certificates shall be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. The corporation may require, as a condition precedent to the issuance of a new certificate or certificates, the owner of such lost, stolen, or destroyed certificate or certificates, or the owner’s legal representative, to agree to indemnify the corporation in such manner as it shall require or to give the corporation a surety bond in such form and amount as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen, or destroyed.

Section 37.Transfers.

(a)Transfers of record of shares of stock of the corporation shall be made only upon its books by the holders thereof, in person or by attorney duly authorized, and, in the case of stock represented by certificate, upon the surrender of a properly endorsed certificate or certificates for a like number of shares.

(b)The corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes owned by such stockholders in any manner not prohibited by the DGCL.

Section 38.Fixing Record Dates.

(a)In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall, subject to applicable law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

(b)In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 39.Registered Stockholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

ARTICLE VIII

Other Securities Of The Corporation

Section 40.Execution of Other Securities. All bonds, debentures and other corporate securities of the corporation, other than stock certificates (covered in Section 35), may be signed by the Chairperson of the Board of Directors, the Chief Executive Officer, the President or any Vice President, or such other person as may be authorized by the Board of Directors, and the corporate seal impressed thereon or a facsimile of such seal imprinted thereon and attested by the signature of the Secretary or an Assistant Secretary, or the Chief Financial Officer or Treasurer or an Assistant Treasurer; provided, however, that where any such bond, debenture or other corporate security shall be authenticated by the manual signature, or where permissible facsimile signature, of a trustee under an indenture pursuant to which such bond, debenture or other corporate security shall be issued, the signatures of the persons signing and attesting the corporate seal on such bond, debenture or other corporate security may be the imprinted facsimile of the signatures of such persons. Interest coupons appertaining to any such bond, debenture or other corporate security, authenticated by a trustee as aforesaid, shall be signed by the Treasurer or an Assistant Treasurer of the corporation or such other person as may be authorized by the Board of Directors, or bear imprinted thereon the facsimile signature of such person. In case any officer who shall have signed or attested any bond, debenture or other corporate security, or whose facsimile signature shall appear thereon or on any such interest coupon, shall have ceased to be such officer before the bond, debenture or other corporate security so signed or attested shall have been delivered, such bond, debenture or other corporate security nevertheless may be adopted by the corporation and issued and delivered as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the corporation.

ARTICLE IX

Dividends

Section 41.Declaration of Dividends. Dividends upon the capital stock of the corporation, subject to the provisions of the Certificate of Incorporation and applicable law, if any, may be declared by the Board of Directors pursuant to law at any regular or special meeting. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation and applicable law.

Section 42.Dividend Reserve. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the Board of Directors shall think conducive to the interests of the corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

ARTICLE X

Fiscal Year

Section 43.Fiscal Year. The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

ARTICLE XI

Indemnification

Section 44.Indemnification of Directors, Executive Officers, Other Officers, Employees and Other Agents.

(a)Directors and executive officers. The corporation shall indemnify its directors and executive officers (for the purposes of this Article XI, “executive officers” shall have the meaning defined in Rule 3b-7 promulgated under the 1934 Act) to the extent not prohibited by the DGCL or any other applicable law; provided, however, that the corporation may modify the extent of such indemnification by individual contracts with its directors and executive officers; and, provided, further, that the corporation shall not be required to indemnify any director or executive officer in connection with any proceeding (or part thereof) initiated by such person unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board of Directors of the corporation, (iii) such indemnification is provided by the corporation, in its sole discretion, pursuant to the powers vested in the corporation under the DGCL or any other applicable law or (iv) such indemnification is required to be made under subsection (d).

(b)Other Officers, Employees and Other Agents. The corporation shall have the power to indemnify (including the power to advance expenses in a manner consistent with subsection (c)) its other officers, employees and other agents as set forth in the DGCL or any other applicable law. The Board of Directors shall have the power to delegate the determination of whether indemnification shall be given to any such person except executive officers to such officers or other persons as the Board of Directors shall determine.

(c)Expenses. The corporation shall advance to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or executive officer, of the corporation, or is or was serving at the request of the corporation as a director or executive officer of another corporation, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request therefor, all expenses incurred by any director or executive officer in connection with such proceeding provided, however, that if the DGCL requires, an advancement of expenses incurred by a director or executive officer in his or her capacity as a director or executive officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified for such expenses under this section or otherwise.

Notwithstanding the foregoing, unless otherwise determined pursuant to paragraph (e) of this section, no advance shall be made by the corporation to an executive officer of the corporation (except by reason of the fact that such executive officer is or was a director of the corporation in which event this paragraph shall not apply) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made (i) by a majority vote of directors who were not parties to the proceeding, even if not a quorum, or (ii) by a committee of such directors designated by a majority vote of such directors, even though less than a quorum, or (iii) if there are no such directors, or such directors so direct, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the corporation.

(d)Enforcement. Without the necessity of entering into an express contract, all rights to indemnification and advances to directors and executive officers under this Bylaw shall be deemed to be contractual rights and be effective to the same extent and as if provided for in a contract between the corporation and the director or executive officer. Any right to indemnification or advances granted by this section to a director or executive officer shall be enforceable by or on behalf of the person holding such right in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within ninety (90) days of request therefor. To the extent permitted by law, the claimant in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting the claim. In connection with any claim for indemnification, the corporation shall be entitled to raise as a defense to any such action that the claimant has not met the standards of conduct that make it permissible under the DGCL or any other applicable law for the corporation to indemnify the claimant for the amount claimed. In connection with any claim by an executive officer of the corporation (except in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such executive officer is or was a director of the corporation) for advances, the corporation shall be entitled to raise a defense as to any such action clear and convincing evidence that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the corporation, or with respect to any criminal action or proceeding that such person acted without reasonable cause to believe that his or her conduct was lawful. Neither the failure of the corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in the DGCL or any other applicable law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct. In any suit brought by a director or executive officer to enforce a right to indemnification or to an advancement of expenses hereunder, the burden of proving that the director or executive officer is not entitled to be indemnified, or to such advancement of expenses, under this section or otherwise shall be on the corporation.

(e)Non-Exclusivity of Rights. The rights conferred on any person by this Bylaw shall not be exclusive of any other right which such person may have or hereafter acquire under any applicable statute, provision of the Certificate of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding office. The corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advances, to the fullest extent not prohibited by the DGCL, or by any other applicable law.

(f)Survival of Rights. The rights conferred on any person by this Bylaw shall continue as to a person who has ceased to be a director or executive officer or officer, employee or other agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

(g)Insurance. To the fullest extent permitted by the DGCL or any other applicable law, the corporation, upon approval by the Board of Directors, may purchase insurance on behalf of any person required or permitted to be indemnified pursuant to this section.

(h)Amendments. Any repeal or modification of this section shall only be prospective and shall not affect the rights under this Bylaw in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any proceeding against any agent of the corporation.

(i)Saving Clause. If this Bylaw or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the corporation shall nevertheless indemnify each director and executive officer to the full extent not prohibited by any applicable portion of this section that shall not have been invalidated, or by any other applicable law. If this section shall be invalid due to the application of the indemnification provisions of another jurisdiction, then the corporation shall indemnify each director and executive officer to the full extent under any other applicable law.

(j)Certain Definitions. For the purposes of this Bylaw, the following definitions shall apply:

(i)The term “proceeding” shall be broadly construed and shall include, without limitation, the investigation, preparation, prosecution, defense, settlement, arbitration and appeal of, and the giving of testimony in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative.

(ii)The term “expenses” shall be broadly construed and shall include, without limitation, court costs, attorneys’ fees, witness fees, fines, amounts paid in settlement or judgment and any other costs and expenses of any nature or kind incurred in connection with any proceeding.

(iii)The term the “corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this section with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

(iv)References to a “director,” “executive officer,” “officer,” “employee,” or “agent” of the corporation shall include, without limitation, situations where such person is serving at the request of the corporation as, respectively, a director, executive officer, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise.

(v)References to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the corporation” shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the corporation” as referred to in this section.

ARTICLE XII

Notices

Section 45.Notices.

(a)Notice to Stockholders. Written notice to stockholders of stockholder meetings shall be given as provided in Section 7 herein. Without limiting the manner by which notice may otherwise be given effectively to stockholders under any agreement or contract with such stockholder, and except as otherwise required by law, written notice to stockholders for purposes other than stockholder meetings may be sent by U.S. mail or nationally recognized overnight courier, or by facsimile, telegraph or telex or by electronic mail or other electronic means.

(b)Notice to Directors. Any notice required to be given to any director may be given by the method stated in subsection (a) or as otherwise provided in these Bylaws, with notice other than one which is delivered personally to be sent to such address as such director shall have filed in writing with the Secretary, or, in the absence of such filing, to the last known address of such director.

(c)Affidavit of Mailing. An affidavit of mailing, executed by a duly authorized and competent employee of the corporation or its transfer agent appointed with respect to the class of stock affected, or other agent, specifying the name and address or the names and addresses of the stockholder or stockholders, or director or directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall in the absence of fraud, be prima facie evidence of the facts therein contained.

(d)Methods of Notice. It shall not be necessary that the same method of giving notice be employed in respect of all recipients of notice, but one permissible method may be employed in respect of any one or more, and any other permissible method or methods may be employed in respect of any other or others.

(e)Notice to Person With Whom Communication is Unlawful. Whenever notice is required to be given, under any provision of law or of the Certificate of Incorporation or Bylaws of the corporation, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the corporation is such as to require the filing of a certificate under any provision of the DGCL, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

(f)Notice to Stockholders Sharing an Address. Except as otherwise prohibited under DGCL, any notice given under the provisions of DGCL, the Certificate of Incorporation or the Bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. Such consent shall have been deemed to have been given if such stockholder fails to object in writing to the corporation within sixty (60) days of having been given notice by the corporation of its intention to send the single notice. Any consent shall be revocable by the stockholder by written notice to the corporation.

ARTICLE XIII

Amendments

Section 46.Subject to the limitations set forth in Section 44(h) of these Bylaws or the provisions of the Certificate of Incorporation, the Board of Directors is expressly empowered to adopt, amend or repeal the Bylaws of the corporation. Any adoption, amendment or repeal of the Bylaws of the corporation by the Board of Directors shall require the approval of a majority of the authorized number of directors. The stockholders also shall have power to adopt, amend or repeal the Bylaws of the corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the corporation required by law or by the Certificate of Incorporation, such action by stockholders shall require the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then-outstanding shares of the capital stock of the corporation entitled to vote generally in the election of directors, voting together as a single class.

ARTICLE XIV

Loans To Officers

Section 47.Loans To Officers. Except as otherwise prohibited by applicable law, the corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiaries, including any officer or employee who is a director of the corporation or its subsidiaries, whenever, in the judgment of the Board of Directors, such loan, guarantee or assistance may reasonably be expected to benefit the corporation. The loan, guarantee or other assistance may be with or without interest and may be unsecured, or secured in such manner as the Board of Directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing in these Bylaws shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

Appendix C

Helius Medical Technologies, Inc.

Stock Option Grant Notice
(2016 Omnibus Incentive Plan)

Helius Medical Technologies, Inc. (the “Company”), pursuant to its 2016 Omnibus Incentive Plan (the “Plan”), hereby grants to Optionholder an option to purchase the number of shares of the Company’s Common Stock set forth below.  This option is subject to all of the terms and conditions as set forth in this Stock Option Grant Notice, in the Option Agreement, the Plan and the Notice of Exercise, all of which are attached hereto and incorporated herein in their entirety.  Capitalized terms not explicitly defined herein but defined in the Plan or the Option Agreement will have the same definitions as in the Plan or the Option Agreement. If there is any conflict between the terms in this Stock Option Grant Notice and the Plan, the terms of the Plan will control.

Optionholder:	Joyce LaViscount
Date of Grant:	April 17, 2017
Vesting Commencement Date:	April 17, 2017
Number of Shares Subject to Option:	800,000
Exercise Price (Per Share):	CAD $2.16
Total Exercise Price:	CAD $1,728,000
Expiration Date:	April 16, 2027

Type of Grant:☒  Incentive Stock Option1 ☐  Non-Qualified Stock Option

Exercise Schedule:Same as Vesting Schedule

Vesting Schedule:

25% of the shares of Common Stock underlying the option shall vest on each of the first, second, third and fourth anniversaries of the Vesting Commencement Date, subject to Optionholder’s Termination not occurring before each such date. Notwithstanding the foregoing, subject to any different terms set forth in the Optionholder’s employment or service agreement with the Company or any Affiliate, in the event the Company consummates a Change in Control and the Optionholder’s service with the Company or an Affiliate is terminated by the Company or an Affiliate without Cause on or immediately prior to, or, to the extent the option is assumed, continued or substituted for in connection with the Change in Control, within 12 months following the Change in Control, and the Optionholder signs the Company’s standard form of release (a “Release”) that becomes effective and irrevocable in accordance with the terms of the Release, then one hundred percent (100%) of the shares underlying the option that have not vested as of such termination date shall vest and become exercisable as of such date.

Payment: By one or a combination of the following items (described in the Option Agreement):

☒ By cash, check, bank draft or money order payable to the Company

☒Pursuant to a Regulation T Program if the shares are publicly traded

[1]

If this is an Incentive Stock Option, it (plus other outstanding Incentive Stock Options) cannot be first exercisable for more than $100,000 in value (measured by exercise price) in any calendar year.  Any excess over $100,000 is a Non-Qualified Stock Option.

☒By delivery of already-owned shares if the shares are publicly traded

☐If and only to the extent this option is a Non-Qualified Stock Option, and subject to the Company’s consent at the time of exercise, by a Net Settlement arrangement

Additional Terms/Acknowledgements:  Optionholder acknowledges receipt of, and understands and agrees to, this Stock Option Grant Notice, the Option Agreement and the Plan.  Optionholder acknowledges and agrees that this Stock Option Grant Notice and the Option Agreement may not be modified, amended or revised except as provided in the Plan. Optionholder further acknowledges that as of the Date of Grant, this Stock Option Grant Notice, the Option Agreement, and the Plan set forth the entire understanding between Optionholder and the Company regarding this option award and supersede all prior oral and written agreements, promises and/or representations on that subject with the exception of, if applicable, (i) equity awards previously granted and delivered to Optionholder, (ii) any compensation recovery policy that is adopted by the Company or is otherwise required by applicable law and (iii) any written employment or severance arrangement that would provide for vesting acceleration of this option upon the terms and conditions set forth therein.  By accepting this option, Optionholder consents to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

Helius Medical Technologies, Inc By: /s/ Philippe Deschamps Title: Chief Executive Officer Date: April 17, 2017	Optionholder: /s/ Joyce LaViscount Date: April 17, 2017

Attachments:  Option Agreement, 2016 Omnibus Incentive Plan and Notice of Exercise

Attachment I

Helius Medical Technologies, Inc.

Option Agreement

(2016 Omnibus Incentive Plan)
(Incentive Stock Option or Non-Qualified Stock Option)

Pursuant to your Stock Option Grant Notice (“Grant Notice”) and this Option Agreement, Helius Medical Technologies, Inc. (the “Company”) has granted you an option under its 2016 Omnibus Incentive Plan (the “Plan”) to purchase the number of shares of the Company’s Common Stock indicated in your Grant Notice at the exercise price indicated in your Grant Notice.  The option is granted to you effective as of the date of grant set forth in the Grant Notice (the “Date of Grant”).  If there is any conflict between the terms in this Option Agreement and the Plan, the terms of the Plan will control. Capitalized terms not explicitly defined in this Option Agreement or in the Grant Notice but defined in the Plan will have the same definitions as in the Plan.

The details of your option, in addition to those set forth in the Grant Notice and the Plan, are as follows:

1.Vesting.  Subject to the provisions contained herein, your option will vest as provided in your Grant Notice.  Vesting will cease upon your Termination.

2.Number of Shares and Exercise Price.  The number of shares of Common Stock subject to your option and your exercise price per share in your Grant Notice are subject to adjustment upon certain events in accordance with Section 4.2 of the Plan.

3.Exercise Restriction for Non-Exempt Employees.  If you are an Eligible Employee eligible for overtime compensation under the Fair Labor Standards Act of 1938, as amended (that is, a “Non-Exempt Employee”), and except as otherwise provided in the Plan, you may not exercise your option until you have completed at least six (6) months of service with the Company or an Affiliate measured from the Date of Grant, even if you have already been an employee for more than six (6) months. Consistent with the provisions of the Worker Economic Opportunity Act, you may exercise your option as to any vested portion prior to such six (6) month anniversary in the case of (i) your death or disability, (ii) a Change in Control in which your option is not assumed, continued or substituted, (iii) an Acquisition Event or (iv) your Termination on your “retirement” (as defined in the Company’s benefit plans).

4.Method of Payment.  You must pay the full amount of the exercise price for the shares you wish to exercise.  You may pay the exercise price in cash or by check, bank draft or money order payable to the Company or in any other manner permitted by your Grant Notice, which may include one or more of the following:

(a)Provided that at the time of exercise the Common Stock is publicly traded, pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds.  This manner of payment is also known as a “broker-assisted exercise”, “same day sale”, or “sell to cover”.

(b)Provided that at the time of exercise the Common Stock is publicly traded, by delivery to the Company (either by actual delivery or attestation) of already-owned shares of Common Stock that are owned free and clear of any liens, claims, encumbrances or security interests, and that are valued at Fair Market Value on the date of exercise.  “Delivery” for these purposes, in the sole discretion of the Company at the time you exercise your option, will include delivery to the Company of your attestation of ownership of such shares of Common Stock in a form approved by the Company.  You may not exercise your option by delivery to the Company of Common Stock if doing so would violate the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.

(c)If this option is a Non-Qualified Stock Option, subject to the consent of the Company at the time of exercise, by a Net Settlement arrangement in accordance with Section 6.3(d) of the Plan.  Shares of Common Stock will no longer be outstanding under your option and will not be exercisable thereafter if those shares (i) are used to pay the exercise price pursuant to the Net Settlement, (ii) are delivered to you as a result of such exercise, and (iii) are withheld to satisfy your tax withholding obligations.

5.Whole Shares.  You may exercise your option only for whole shares of Common Stock.

6.Securities Law Compliance.  In no event may you exercise your option unless the shares of Common Stock issuable upon exercise are then registered under the Securities Act or, if not registered, the Company has determined that your exercise and the issuance of the shares would be exempt from the registration requirements of the Securities Act.  The exercise of your option also must comply with all other applicable laws and regulations governing your option, and you may not exercise your option if the Company determines that such exercise would not be in material compliance with such laws and regulations.

7.Term.  You may not exercise your option before the Date of Grant or after the expiration of the option’s term.  The term of your option expires, subject to the provisions of Section 6.3(b) of the Plan, upon the earliest of the following:

(a)immediately upon your Termination for Cause;

(b)immediately upon your Termination for any reason to the extent the shares subject to your option have not vested on or prior to such Termination;

(c)three (3) months after your Termination for any reason other than Cause, your Disability or your death (except as otherwise provided in Section 7(e) below); provided, however, that if during any part of such three (3) month period your option is not exercisable solely because of the condition set forth in the section above regarding “Securities Law Compliance,” your option will not expire until the earlier of the Expiration Date or until it has been exercisable for an aggregate period of three (3) months after your Termination; provided further, if during any part of such three (3) month period, the sale of any Common Stock received upon exercise of your option would violate the Company’s insider trading policy, then your option will not expire until the earlier of the Expiration Date or until it has been exercisable for an aggregate period of three (3) months after your Termination during which the sale of the Common Stock received upon exercise of your option would not be in violation of the Company’s insider trading policy.  Notwithstanding the foregoing, if (i) you are a Non-Exempt Employee, (ii) your Termination of Employment occurs within six (6) months after the Date of Grant, and (iii) you have vested in a portion of your option at the time of your Termination, your option will not expire until the earlier of (x) the later of (A) the date that is seven (7) months after the Date of Grant, and (B) the date that is three (3) months after your Termination, and (y) the Expiration Date;

(d)twelve (12) months after your Termination due to your Disability (except as otherwise provided in Section 7(e)) below;

(e)twelve (12) months after your death if you die either before your Termination or within three (3) months after your Termination for any reason other than Cause;

(f)in certain circumstances upon the effective date of an Acquisition Event or a Change in Control as set forth in the Plan;

(g)the Expiration Date indicated in your Grant Notice; or

(h)the day before the tenth (10th) anniversary of the Date of Grant.

If your option is an Incentive Stock Option, note that to obtain the federal income tax advantages associated with an Incentive Stock Option, the Code requires that at all times beginning on the Date of Grant and ending on the day three (3) months before the date of your option’s exercise, you must be an employee of the Company or an Affiliate, except in the event of your death or Disability.  The Company has provided for extended exercisability of your option under certain circumstances for your benefit but cannot guarantee that your option will necessarily be treated as an Incentive Stock Option if you continue to provide services to the Company or an Affiliate as a Consultant or Non-Employee Director after your employment terminates or if you otherwise exercise your option more than three (3) months after the date your employment with the Company or an Affiliate terminates.

8.Exercise.

(a)You may exercise the vested portion of your option (and the unvested portion of your option if your Grant Notice so permits) during its term by (i) delivering a Notice of Exercise (in a form designated by the Company) or completing such other documents and/or procedures designated by the Company for exercise and (ii) paying the exercise price and any applicable withholding taxes to the Company’s Secretary, stock plan administrator, or such other person as the Company may designate, together with such additional documents as the Company may then require.

(b)By exercising your option you agree that, as a condition to any exercise of your option, the Company may require you to enter into an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (i) the exercise of your option, (ii) the lapse of any substantial risk of forfeiture to which the shares of Common Stock are subject at the time of exercise, or (iii) the disposition of shares of Common Stock acquired upon such exercise.

(c)If your option is an Incentive Stock Option, by exercising your option you agree that you will notify the Company in writing within fifteen (15) days after the date of any disposition of any of the shares of the Common Stock issued upon exercise of your option that occurs within two (2) years after the Date of Grant or within one (1) year after such shares of Common Stock are transferred upon exercise of your option.

9.Detrimental Activity.  Your option, the shares issued upon exercise of your option and any associated gain shall be subject to Section 6.3(c)(ii) of the Plan regarding the effects of engaging in Detrimental Activity.

10.Transferability.  Except as otherwise provided in this Section 10, your option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you.

(a)Certain Trusts.  Upon receiving written permission from the Board or its duly authorized designee, you may transfer your option to a trust if you are considered to be the sole beneficial owner (determined under Section 671 of the Code and applicable state law) while the option is held in the trust.  You and the trustee must enter into transfer and other agreements required by the Company.

(b)Domestic Relations Orders.  Upon receiving written permission from the Board or its duly authorized designee, and provided that you and the designated transferee enter into transfer and other agreements required by the Company, you may transfer your option pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulation 1.421-1(b)(2) that contains the information required by the Company to effectuate the transfer.  You are encouraged to discuss the proposed terms of any division of this option with the Company prior to finalizing the domestic relations order or marital settlement agreement to help ensure the required information is contained within the domestic relations order or marital settlement agreement.  If this option is an Incentive Stock Option, this option may be deemed to be a Non-Qualified Stock Option as a result of such transfer.

(c)Beneficiary Designation.  Upon receiving written permission from the Board or its duly authorized designee, you may, by delivering written notice to the Company, in a form approved by the Company and any broker designated by the Company to handle option exercises, designate a third party who, on your death, will thereafter be entitled to exercise this option and receive the Common Stock or other consideration resulting from such exercise.  In the absence of such a designation, your executor or administrator of your estate will be entitled to exercise this option and receive, on behalf of your estate, the Common Stock or other consideration resulting from such exercise.

11.Option not a Service Contract.  Your option is not an employment or service contract, and nothing in your option will be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company or an Affiliate, or of the Company or an Affiliate to continue your employment.  In addition, nothing in your option will obligate the Company or an Affiliate, their respective stockholders, boards of directors, officers or employees to continue any relationship that you might have as a Non-Employee Director or Consultant for the Company or an Affiliate.

12.Withholding Obligations.

(a)At the time you exercise your option, in whole or in part, and at any time thereafter as requested by the Company, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision for (including by means of a “same day sale” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise of your option.

(b)If this option is a Non-Qualified Stock Option, then upon your request and subject to approval by the Company, and compliance with any applicable legal conditions or restrictions, the Company may withhold from fully vested shares of Common Stock otherwise issuable to you upon the exercise of your option a number of whole shares of Common Stock having a Fair Market Value, determined by the Company as of the date of exercise, not in excess of the minimum amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid classification of your option as a liability for financial accounting purposes).  Shares of Common Stock shall be withheld solely from fully vested shares of Common Stock determined as of the date of exercise of your option that are otherwise issuable to you upon such exercise.  Any adverse consequences to you arising in connection with such share withholding procedure shall be your sole responsibility.

(c)You may not exercise your option unless the tax withholding obligations of the Company and/or any Affiliate are satisfied.  Accordingly, you may not be able to exercise your option when desired even though your option is vested, and the Company will have no obligation to issue a certificate for such shares of Common Stock or release such shares of Common Stock from any escrow provided for herein, if applicable, unless such obligations are satisfied.

13.Tax Consequences. You hereby agree that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes your tax liabilities. You will not make any claim against the Company, its Affiliates or any of their officers, directors or employees related to tax liabilities arising from your option or your other compensation. In particular, you acknowledge that this option is exempt from Section 409A of the Code only if the exercise price per share specified in the Grant Notice is at least equal to the “fair market value” per share of the Common Stock on the Date of Grant and there is no other impermissible deferral of compensation associated with the option.

14.Notices.  Any notices provided for in your option or the Plan will be given in writing (including electronically) and will be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company.  The Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan and this option by electronic means or to request your consent to participate in the Plan by electronic means.  By accepting this option, you consent to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

15.Governing Plan Document.  Your option is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your option, and is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan.  If there is any conflict between the provisions of your option and those of the Plan, the provisions of the Plan will control.  In addition, your option (and any compensation paid or shares issued under your option) is subject to recoupment in accordance with The Dodd–Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder, any clawback policy adopted by the Company and any compensation recovery policy otherwise required by applicable law.

16.Other Documents.  You hereby acknowledge receipt of and the right to receive a document providing the information required by Rule 428(b)(1) promulgated under the Securities Act, which includes the Plan prospectus.  In addition, you acknowledge receipt of the Company’s policy permitting certain individuals to sell shares only during certain “window” periods and the Company’s insider trading policy, in effect from time to time.

17.Effect on Other Employee Benefit Plans.  The value of this option will not be included as compensation, earnings, salaries, or other similar terms used when calculating your benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.

18.Voting Rights.  You will not have voting or any other rights as a stockholder of the Company with respect to the shares to be issued pursuant to this option until such shares are issued to you.   Upon such issuance, you will obtain full voting and other rights as a stockholder of the Company.  Nothing contained in this option, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between you and the Company or any other person.

19.Severability.  If all or any part of this Option Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Option Agreement or the Plan not declared to be unlawful or invalid.  Any Section of this Option Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

20.Miscellaneous.

(a)The rights and obligations of the Company under your option will be transferable to any one or more persons or entities, and all covenants and agreements hereunder will inure to the benefit of, and be enforceable by the Company’s successors and assigns.

(b)You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of your option.

(c)You acknowledge and agree that you have reviewed your option in its entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting your option, and fully understand all provisions of your option.

(d)This Option Agreement will be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

(e)All obligations of the Company under the Plan and this Option Agreement will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

*     *     *

This Option Agreement will be deemed to be signed by you upon the signing by you of the Stock Option Grant Notice to which it is attached.

Attachment II

2016 Omnibus Incentive Plan

II-1

Attachment III

Notice of Exercise

Helius Medical Technologies, Inc.

41 University Dr, #400Date of Exercise: _______________

Newtown, PA 18940

This constitutes notice to Helius Medical Technologies, Inc. (the “Company”) under my stock option that I elect to purchase the below number of shares of Common Stock of the Company (the “Shares”) for the price set forth below.

Type of option (check one):	Incentive ☐	Non-Qualified ☐
Stock option dated:	_______________	_______________
Number of Shares as to which option is exercised:	_______________	_______________
Certificates to be issued in name of:	_______________	_______________
Total exercise price:	$______________	$______________
Cash payment delivered herewith:	$______________	$______________

II-1

[Value of ________ Shares delivered herewith[2]:	$______________	$______________]
[Value of ________ Shares pursuant to net settlement[3]:	$______________	$______________]
[Regulation T Program (cashless exercise4):	$______________	$______________]

By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the Helius Medical Technologies, Inc. 2016 Omnibus Incentive Plan, (ii) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of this option, and (iii) if this exercise relates to an incentive stock option, to notify you in writing within fifteen (15) days after the date of any disposition of any of the Shares issued upon exercise of this option that occurs within two (2) years after the date of grant of this option or within one (1) year after such Shares are issued upon exercise of this option.

In addition, by this exercise I hereby certify and agree that (i) I am in compliance with the terms and conditions of the Plan, (ii) I have not engaged in, and I do not intend to engage in, any Detrimental Activity (as defined in the Plan) and (iii) if I do engage in any Detrimental Activity within the one-year period following the earlier of the date I exercise this option or the date of my termination of employment or service with the Company, the Company shall be entitled to recover from me at any time within one year after such date, and I shall pay over to the Company, an amount equal to any gain realized (whether at the time of exercise or thereafter) as a result of the exercise.

Very truly yours,

_______________________________________

[2]

Shares must meet the public trading requirements set forth in the option.  Shares must be valued in accordance with the terms of the option being exercised, and must be owned free and clear of any liens, claims, encumbrances or security interests.  Certificates must be endorsed or accompanied by an executed assignment separate from certificate.

[3]	The option must be a Non-Qualified Stock Option, and the Company must have established net exercise procedures at the time of exercise, in order to utilize this payment method.
[4]	Shares must meet the public trading requirements set forth in the option.

Appendix D

HELIUS MEDICAL TECHNOLOGIES, INC.
__________________________

2018 OMNIBUS INCENTIVE PLAN

Adopted by the Board of Directors:  May 15, 2018

Approved by the Stockholders:  [__________], 2018

__________________________

Article I

GENERAL

1.1Purpose.  The purpose of this Helius Medical Technologies, Inc. 2018 Omnibus Incentive Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer Eligible Employees, Consultants and Non-Employee Directors incentive awards to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company’s stockholders. The Plan, as set forth herein, is effective as of the Effective Date (as defined in Article XIII).

1.2Successor to and Continuation of Prior Plans.  The Plan is intended as the successor to and continuation of the Helius Medical Technologies, Inc. 2016 Omnibus Incentive Plan, as amended (the “2016 Plan”) and the Helius Medical Technologies, Inc. June 2014 Stock Incentive Plan (the “2014 Plan”, and together with the 2016 Plan, the “Prior Plans”).  Following the Effective Date, no additional stock awards may be granted under the Prior Plans.  Any unallocated shares remaining available for grant under the Prior Plans as of 12:01 a.m., Eastern Time on the Effective Date (the “Prior Plans’ Available Reserve”) will cease to be available under such Prior Plans at such time and will be added to the Share Reserve (as further described in Section 4.1(a) below) and be then immediately available for grant and issuance pursuant to Awards granted under the Plan.  In addition, from and after 12:01 a.m., Eastern Time on the Effective Date, all outstanding stock awards granted under the Prior Plans will remain subject to the terms of such Prior Plans, as applicable; provided, however, that any shares subject to outstanding stock awards granted under the Prior Plans that (i) expire or terminate for any reason prior to exercise or settlement or (ii) are forfeited, cancelled or otherwise returned to the Company because of the failure to meet a contingency or condition required for the vesting of such shares (collectively, the “Prior Plans’ Returning Shares”) will immediately be added to the Share Reserve (as further described in Section 4.1(a) below) as and when such shares become Prior Plans’ Returning Shares and become available for issuance pursuant to Awards granted hereunder.  All Awards granted on or after 12:01 a.m., Eastern Time on the Effective Date will be subject to the terms of this Plan.

Article II

DEFINITIONS

For purposes of the Plan, the following terms shall have the following meanings:

2.1“Acquisition Event” means a merger or consolidation in which the Company is not the surviving entity, any transaction that results in the acquisition of all or substantially all of the Company’s outstanding Common Stock by a single person or entity or by a group of persons or entities acting in concert, or the sale or transfer of all or substantially all of the Company’s assets.

2.2“Affiliate” means each of the following: (a) any Subsidiary; (b) any Parent; (c) any corporation, trade or business (including a partnership or limited liability company) that is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or any Affiliate; (d) any corporation, trade or business (including a partnership or limited liability company) that directly or indirectly controls 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) of the Company; and (e) any other entity in which the Company or any Affiliate has a material equity interest and that is designated as an “Affiliate” by resolution of the Committee.

2.3“Appreciation Award” means any Stock Option or any Other Stock-Based Award that is based on the appreciation in value of a share of Common Stock in excess of an amount at least equal to the Fair Market Value on the date such Stock Option or Other Stock-Based Award is granted.

2.4“Award” means any award granted or made under the Plan of any Stock Option, Restricted Stock or Other Stock-Based Award.

2.5“Board” means the Board of Directors of the Company.

2.6“Cause” means, with respect to a Participant’s Termination of Employment or Termination of Consultancy: unless otherwise defined in the applicable Award agreement or other written agreement approved by the Committee, a termination due to (i) the Participant’s conviction of, or plea of guilty or nolo contendere to, a felony; (ii) perpetration by the Participant of an illegal act, dishonesty or fraud that could have a significant adverse effect on the Company or its assets or reputation; or (iii) the Participant’s willful misconduct with regard to the Company, as determined by the Committee. With respect to a Participant’s Termination of Directorship, “cause” means an act or failure to act that constitutes cause for removal of a director under Wyoming law.

2.7“Change in Control” unless otherwise defined in the applicable Award agreement or other written agreement approved by the Committee and subject to Section 12.15(b), means the occurrence of any of the following:

(a)the acquisition (including through purchase, reorganization, merger, consolidation or similar transaction), directly or indirectly, in one or more transactions by a Person of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities representing 50% or more of the combined voting power of the securities of the Company entitled to vote generally in the election of directors of the Board, calculated on a fully diluted basis after giving effect to such acquisition;

(b)an election of Persons to the Board that causes two-thirds of the Board to consist of Persons other than (i) members of the Board on the Effective Date and (ii) Persons who were nominated for election as members of the Board at a time when two-thirds of the Board consisted of Persons who were members of the Board on the Effective Date; provided that any Person nominated for election by a Board at least two-thirds of which consisted of Persons described in clauses (i) or (ii) or by Persons who were themselves nominated by such Board shall be deemed to have been nominated by a Board consisting of Persons described in clause (i); or

(c)the sale or other disposition, directly or indirectly, of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, to any Person;

provided, however, that a Change in Control shall be deemed to not have occurred if such Change in Control results from the issuance, in connection with a bona fide transaction or series of transactions with the primary purpose of providing equity financing to the Company or any of its Affiliates, of voting securities of the Company or any of its Affiliates or any rights to acquire voting securities of the Company or any of its Affiliates which are convertible into voting securities.

2.8“Change in Control Price” has the meaning set forth in Section 9.1(b).

2.9“Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code shall also be a reference to any successor provision and any Treasury Regulation promulgated thereunder.

2.10“Committee” means: (a) with respect to the application of the Plan to Eligible Employees and Consultants, the Compensation Committee of the Board or such other committee or subcommittee that is appointed by the Board, in each case, consisting of two or more non-employee directors, each of whom is intended to be (i) to the extent required by Rule 16b-3, a “nonemployee director” as defined in Rule 16b-3; and (ii) as applicable, an “independent director” as defined under the Nasdaq Listing Rules, the NYSE Listed Company Manual or other applicable stock exchange rules; and (b) with respect to the application of the Plan to Non-Employee Directors, the Board. It is intended that, absent an affirmative decision by the Board to appoint a separate Committee, the Compensation Committee of the Board shall serve as the “Committee” with respect to the application of the Plan to Eligible Employees and Consultants. To the extent that no Committee exists that has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board and all references herein to the Committee shall be deemed references to the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3, such noncompliance shall not affect the validity of Awards, grants, interpretations or other actions of the Committee.

2.11“Common Stock” means the Class A common stock of the Company.

2.12“Company” means Helius Medical Technologies, Inc., a Wyoming corporation, and its successors by operation of law.

2.13“Competitor” means any Person that is, directly or indirectly, in competition with the business or activities of the Company and its Affiliates.

2.14“Consultant” means any natural person (other than an Eligible Employee) who provides bona fide consulting or advisory services to the Company or its Affiliates, provided that such services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not, directly or indirectly, promote or maintain a market for the Company’s or its Affiliates’ securities.

2.15“Detrimental Activity” means, unless otherwise defined in the applicable Award agreement or other written agreement approved by the Committee:

(a)without written authorization from the Company, disclosure to any Person outside the Company and its Affiliates or the use in any manner, except as necessary in the furtherance of Participant’s responsibilities to the Company or any of its Affiliates, at any time, of any confidential information, trade secrets or proprietary information relating to the business of the Company or any of its Affiliates that is acquired by the Participant at any time prior to the Participant’s Termination;

(b)any activity while employed or performing services that results, or if known could have reasonably been expected to result, in the Participant’s Termination for Cause;

(c)without written authorization from the Company, directly or indirectly, in any capacity whatsoever, (i) owning, managing, operating, controlling, being employed by (whether as an employee, consultant, independent contractor or otherwise, and whether or not for compensation) or rendering services to any Competitor; (ii) soliciting, aiding or inducing any customer of the Company or any Subsidiary to curtail, reduce or terminate its business relationship with the Company or any Subsidiary, or in any other way interfering with any such business relationships with the Company or any Subsidiary; (iii) soliciting, aiding or inducing any employee, representative or agent of the Company or any Subsidiary to leave such employment or retention or to accept employment with or render services to or with any other person, firm, corporation or other entity unaffiliated with the Company or hiring or retaining any such employee, representative or agent or taking any action to materially assist or aid any other person, firm, corporation or other entity in identifying, hiring or soliciting any such employee, representative or agent; or (iv) interfering, or aiding or inducing any other person or entity in interfering, with the relationship between the Company, its Subsidiaries and any of their respective vendors, joint venturers or licensors;

(d)a material breach of any restrictive covenant contained in any agreement between the Participant and the Company or an Affiliate; or

(e)the Participant’s Disparagement, or inducement of another to do so, of the Company or its Affiliates or their past or present officers, directors, employees or products.

Only the Chief Executive Officer or the Chief Financial Officer of the Company (or his designee, as evidenced in writing) shall have the authority to provide the Participant, except for himself or herself, with written authorization to engage in the activities contemplated in subsections (a) and (c).

2.16“Disability” means, unless otherwise defined in the applicable Award agreement or other written agreement approved by the Committee, with respect to a Participant’s Termination, a permanent and total disability as defined in Section 22(e)(3) of the Code. A Disability shall only be deemed to occur at the time of the determination by the Committee of the Disability. Notwithstanding the foregoing, for an Award that provides for payment or settlement triggered upon a Disability and that constitutes a Section 409A Covered Award, the foregoing definition shall apply for purposes of vesting of such Award, provided that for purposes of payment or settlement of such Award, such Award shall not be paid (or otherwise settled) until the earliest of: (A) the Participant’s “disability” within the meaning of Section 409A(a)(2)(C)(i) or (ii) of the Code, (B) the Participant’s “separation from service” within the meaning of Section 409A of the Code and (C) the date such Award would otherwise be settled pursuant to the terms of the Award agreement.

2.17“Disinterested Shareholder Approval” means approval of this Plan by a majority of the Company’s security holders, in accordance with the requirements stipulated in the TSX Company Manual, which for greater certainty, excludes the votes cast by Insiders entitled to receive a benefit under this Plan;

2.18“Disparagement” means making comments or statements to the press, the Company’s or its Affiliates’ employees, consultants or any individual or entity with whom the Company or its Affiliates has a business relationship which could reasonably be expected to adversely affect in any manner: (a) the conduct of the business of the Company or its Affiliates (including, without limitation, any products or business plans or prospects); or (b) the business reputation of the Company or its Affiliates, or any of their products, or their past or present officers, directors or employees.

2.19“Effective Date” means the effective date of the Plan as defined in Article XIII.

2.20“Eligible Employee” means an employee of the Company or an Affiliate.

2.21“Exchange Act” means the Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated thereunder. Any references to any section of the Exchange Act shall also be a reference to any successor provision.

2.22“Exercisable Awards” means any Stock Option or any Other Stock-Based Award that provides for a Participant-elected exercise.

2.23“Fair Market Value” means, as of any date, the value of the Common Stock, determined based on the following in order:

(a)if the Common Stock is listed on the TSX, the Fair Market Value of a share of Common Stock shall be the closing price reported or quoted on the TSX for the Common Stock on such date, or if the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted, in each case as reported in a source the Board deems reliable;

(b)if the Common Stock is not listed on the TSX, the Fair Market Value of a share of Common Stock shall be the closing price reported for the Common Stock on such date: (i) as reported on the principal national securities exchange in the United States on which it is then traded; or (ii) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the Financial Industry Regulatory Authority or if the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted; or

(c)if the Common Stock is not traded, listed or otherwise reported or quoted, then Fair Market Value means the fair market value of the Common Stock as determined by the Committee in good faith in whatever manner it considers appropriate taking into account the requirements of Section 409A or Section 422 of the Code, as applicable.

2.24“Family Member” means “family member” as defined in Section A.1.(5) of the general instructions of Form S-8, as may be amended from time to time.

2.25“Incentive Stock Option” means any Stock Option awarded to an Eligible Employee of the Company, its Subsidiaries or its Parent intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.

2.26“Insider” means an insider as defined in the TSX Company Manual which, as at the date hereof, means an insider as defined in the Securities Act (Ontario), which as at the date hereof, among other things, includes (i) a director or officer of a reporting issuer; (ii) a director or officer of a person or company that is itself an insider or subsidiary of a reporting issuer; and (iii) a person or company that has either individually or in the aggregate beneficial ownership of, or control or direction over, directly or indirectly, securities of a reporting issuer carrying more than 10% of the voting rights attached to all of the reporting issuer’s outstanding voting securities, excluding, for the purpose of the calculation of the percentage held, any securities held by the person or company as underwriter in the course of a distribution;

2.27“Lead Underwriter” has the meaning in Section 12.24.

2.28“Lock-Up Period” has the meaning in Section 12.24.

2.29“Non-Employee Director” means a director of the Company or an Affiliate who is not an active employee of the Company or an Affiliate.

2.30“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

2.31“Other Extraordinary Event” has the meaning in Section 4.2(b).

2.32“Other Stock-Based Award” means an Award under Article VIII that is valued in whole or in part by reference to, or is payable in or otherwise based on, Common Stock.

2.33“Parent” means any parent corporation of the Company within the meaning of Section 424(e) of the Code.

2.34“Participant” means an Eligible Employee, Non-Employee Director or Consultant to whom an Award has been granted pursuant to the Plan.

2.35“Performance Criteria” has the meaning set forth in Exhibit A.

2.36“Performance Period” means each fiscal year of the Company or such other period (as specified by the Committee) over which the attainment of performance goals is measured.

2.37“Performance Share” means an Other Stock-Based Award of the right to receive a number of shares of Common Stock or cash of an equivalent value at the end of a specified Performance Period.

2.38“Performance Unit” means an Other Stock-Based Award of the right to receive a fixed dollar amount, payable in cash or Common Stock or a combination of both, at the end of a specified Performance Period.

2.39“Person” means any individual, entity (including any employee benefit plan or any trust for an employee benefit plan) or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision).

2.40“Plan” means this Helius Medical Technologies, Inc. 2018 Omnibus Incentive Plan, as amended from time to time.

2.41“Restricted Stock” means an Award of shares of Common Stock that is subject to restrictions pursuant to Article VII.

2.42“Restriction Period” has the meaning set forth in Section 7.3(a).

2.43“Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provision.

2.44“Section 4.2 Event” has the meaning set forth in Section 4.2(b).

2.45“Section 409A Covered Award” has the meaning set forth in Section 12.15.

2.46“Section 409A” means the nonqualified deferred compensation rules under Section 409A of the Code.

2.47“Securities Act” means the Securities Act of 1933, as amended and all rules and regulations promulgated thereunder. Any reference to any section of the Securities Act shall also be a reference to any successor provision.

2.48“Stock Option” or “Option” means any option to purchase shares of Common Stock granted to Eligible Employees, Non-Employee Directors or Consultants pursuant to Article VI.

2.49“Subsidiary” means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

2.50“Ten Percent Stockholder” means a person owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, its Subsidiaries or its Parent.

2.51“Termination” means a Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable.

2.52“Termination of Consultancy” means: (a) that the Consultant is no longer acting as a consultant to the Company or an Affiliate; or (b) when an entity that is retaining a Participant as a Consultant ceases to be an Affiliate unless the Participant otherwise is, or thereupon becomes, a Consultant to the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that a Consultant becomes an Eligible Employee or a Non-Employee Director upon the termination of his consultancy, unless otherwise determined by the Committee, no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer a Consultant, an Eligible Employee or a Non-Employee Director. Notwithstanding the foregoing, the Committee may otherwise define Termination of Consultancy in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Consultancy thereafter.

2.53“Termination of Directorship” means that the Non-Employee Director has ceased to be a director of the Company; except that if a Non-Employee Director becomes an Eligible Employee or a Consultant upon the termination of his directorship, his ceasing to be a director of the Company shall not be treated as a Termination of Directorship unless and until the Participant has a Termination of Employment or Termination of Consultancy, as the case may be.

2.54“Termination of Employment” means: (a) a termination of employment (for reasons other than a military or approved personal leave of absence) of a Participant from the Company and its Affiliates; or (b) when an entity that is employing a Participant ceases to be an Affiliate, unless the Participant otherwise is, or thereupon becomes, employed by the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that an Eligible Employee becomes a Consultant or a Non-Employee Director upon the termination of his employment, unless otherwise determined by the Committee, no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer an Eligible Employee, a Consultant or a Non-Employee Director. Notwithstanding the foregoing, the Committee may otherwise define Termination of Employment in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Employment thereafter.

2.55“Transfer” means: (a) when used as a noun, any direct or indirect transfer, sale, assignment, pledge, hypothecation, encumbrance or other disposition (including the issuance of equity in a Person), whether for value or no value and whether voluntary or involuntary (including by operation of law), and (b) when used as a verb, to directly or indirectly transfer, sell, assign, pledge, encumber, charge, hypothecate or otherwise dispose of (including the issuance of equity in a Person) whether for value or for no value and whether voluntarily or involuntarily (including by operation of law). “Transferred” and “Transferable” shall have a correlative meaning.

2.56“TSX” means the Toronto Stock Exchange and any successor thereto.

2.57“TSX Company Manual” means the rules and policies of the TSX contained in the TSX Company Manual, as amended from time to time.

Article III

ADMINISTRATION

3.1The Committee. The Plan shall be administered and interpreted by the Committee.

3.2Grant and Administration of Awards. Subject to any necessary approval of the TSX, the Committee shall have full authority and discretion, as provided in Section 3.5, to grant and administer Awards including the authority to:

(a)select the Eligible Employees, Consultants and Non-Employee Directors to whom Awards may from time to time be granted;

(b)determine the number of shares of Common Stock to be covered by each Award;

(c)determine the type and the terms and conditions, not inconsistent with the terms of the Plan, of each Award (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation or any vesting schedule or acceleration thereof);

(d)determine whether a Stock Option is an Incentive Stock Option or Non-Qualified Stock Option;

(e)determine whether to require a Participant, as a condition of the granting of any Award, to refrain from selling or otherwise disposing of Common Stock acquired pursuant to such Award for a period of time as determined by the Committee;

(f)condition the grant, vesting or payment of any Award on the attainment of performance goals (including goals based on the Performance Criteria) over a Performance Period, set such goals and such period, and certify the attainment of such goals;

(g)amend, after the date of grant, the terms that apply to an Award upon a Participant’s Termination, provided that such amendment does not reduce the Participant’s rights under the Award;

(h)determine the circumstances under which vesting provisions of Common Stock and other amounts payable with respect to an Award may be deferred in a manner intended to comply with or be exempt from Section 409A;

(i)generally, exercise such powers and perform such acts as the Committee deems necessary or advisable to promote the best interests of the Company in connection with the Plan that are not inconsistent with the provisions of the Plan;

(j)construe and interpret the terms and provisions of the Plan and any Award (and any agreements relating thereto); and

(k)correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement relating thereto.

3.3Award Agreements. All Awards shall be evidenced by, and subject to the terms and conditions of, a written notice provided by the Company to the Participant or a written agreement executed by the Company and the Participant.

3.4Guidelines. The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem necessary or advisable. The Committee may adopt special guidelines and provisions for persons who are residing in or employed in, or subject to, the taxes of, any domestic or foreign jurisdiction to comply with applicable tax and securities laws and may impose such limitations and restrictions that it deems necessary or advisable to comply with the applicable tax and securities laws of such domestic or foreign jurisdiction.

3.5Delegation of Authority. Notwithstanding anything to the contrary set forth in the Plan, the Committee may, from time to time as it deems advisable, to the extent permitted by applicable law and stock exchange rules:

(a)delegate its responsibilities to officers or employees of the Company and its Affiliates, including delegating authority to officers to grant Awards or execute agreements or other documents on behalf of the Committee;

(b)engage legal counsel, consultants, professional advisors and agents to assist in the administration of the Plan and rely upon any opinion or computation received from any such Person. Expenses incurred by the Committee or the Board in the engagement of any such person shall be paid by the Company; and

(c)delegate to a committee consisting of one (1) or more members of the Board the authority to (i) designate Eligible Employees or Consultants who are not officers of the Company (within the meaning of Rule 16a-1(f) of the Exchange Act) to be recipients of Stock Options (and to the extent permitted by applicable law, Other Stock-Based Awards), and, to the extent permitted by applicable law, the terms of such Awards; and (ii) determine the number of shares of Common Stock to be subject to such Awards granted to such Eligible Employees and Consultants (subject to any limits set by the Board); provided that any such Awards will be granted on the form of award agreement most recently approved for use by the Committee, unless otherwise provided for in the resolutions approving the delegation authority.

3.6Decisions Final. All determinations, evaluations, elections, approvals, authorizations, consents, decisions, interpretations and other actions made or taken by or at the direction of the Company, the Board or the Committee (or any of its members) arising out of or in connection with the Plan shall be within the sole and absolute discretion of all and each of them, and shall be final, binding and conclusive on all employees and Participants and their respective beneficiaries, heirs, executors, administrators, successors and assigns.

3.7Procedures. If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as it shall deem advisable, including by telephone conference or by written consent to the extent permitted by applicable law. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all of the Committee members in accordance with the By-Laws of the Company, shall be fully effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

3.8Liability; Indemnification.

(a)The Committee, its members and any delegate or Person engaged pursuant to Section 3.5 shall not be liable for any action or determination made in good faith with respect to the Plan. To the maximum extent permitted by applicable law, no officer or employee of the Company or any Affiliate or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it.

(b)To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company and to the extent not covered by insurance directly insuring such person, each current or former officer or employee of the Company or any Affiliate and member of the Committee or the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Committee) or liability (including any sum paid in settlement of a claim with the approval of the Committee), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the administration of the Plan, except to the extent arising out of such person’s own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification provided for under applicable law or under the Certificate of Incorporation or By-Laws of the Company or any Affiliate. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him.

Article IV

SHARE LIMITATIONS

4.1Shares.

(a)General Limitations.

(i)The aggregate number of shares of Common Stock which may be issued or used for reference purposes under this Plan or with respect to which all Awards may be granted from and after the Effective Date shall not exceed (A) [__________] shares (which number is the sum of (1) the number of shares ([__________]) subject to the Prior Plans’ Available Reserve and (2) an additional 3,000,000 new shares), plus (B) the Prior Plans’ Returning Shares, if any, which become available for grant under this Plan from time to time (in each case subject to any increase or decrease pursuant to Section 4.2).  For clarity, the number of shares of Common Stock in this Section 4.1(a)(i) is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan.  Accordingly, this Section 4.1(a)(i) does not limit the granting of Awards.  Shares may be issued in connection with a merger or acquisition as permitted by NASDAQ Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.

(ii)The maximum number of shares of Common Stock with respect to which Incentive Stock Options may be granted under this Plan shall be 15,000,000 shares.

(iii)If any Appreciation Award granted under this Plan expires, terminates or is canceled for any reason without having been exercised in full, the number of shares of Common Stock underlying any unexercised portion shall again be available for the purposes of Awards under the Plan. If a share of Restricted Stock or an Other Stock-Based Award denominated in shares of Common Stock granted under this Plan is forfeited for any reason, the number of forfeited shares of Common Stock comprising or underlying such Awards shall again be available for purposes of Awards under the Plan. The number of shares of Common Stock available for the purpose of Awards under this Plan shall be reduced by (i) the total number of Exercisable Awards exercised, regardless of whether any of the shares of Common Stock underlying such Awards are not actually issued to the Participant as the result of a net settlement and (ii) any shares of Common Stock used to pay any exercise price or tax withholding obligation with respect to any Award. Notwithstanding anything to the contrary herein, Awards that may be settled solely in cash shall not be deemed to use any shares under this Plan. Shares of Common Stock repurchased by the Company on the open market with the proceeds of an Option exercise price shall not be added to the aggregate share reserve described herein.

(b)Non-Employee Director Aggregate Compensation Limit.  The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a Non-Employee Director with respect to any period commencing on the date of the Company’s Annual Meeting of Stockholders for a particular year and ending on the day immediately prior to the date of the Company’s Annual Meeting of Stockholders for the next subsequent year, including Awards granted and cash fees paid by the Company to such Non-Employee Director, will not exceed (i) $800,000 in total value or (ii) in the event such Non-Employee Director is first appointed or elected to the Board during such period, $1,200,000 in total value, in each case calculating the value of any Awards based on the grant date fair value of such Awards for financial reporting purposes.

4.2Changes.

(a)The existence of the Plan and the Awards shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger or consolidation of the Company or any Affiliate, (iii) any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock, (iv) the dissolution or liquidation of the Company or any Affiliate, (v) any sale or transfer of all or part of the assets or business of the Company or any Affiliate, (vi) any Section 4.2 Event or (vii) any other corporate act or proceeding.

(b)Subject to the provisions of Section 4.2(d), in the event of any change in the capital structure or business of the Company by reason of any stock split, reverse stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, consolidation, spin off, split off, reorganization or partial or complete liquidation, issuance of rights or warrants to purchase Common Stock or securities convertible into Common Stock, sale or transfer of all or part of the Company’s assets or business, or other corporate transaction or event that would be considered an “equity restructuring” within the meaning of FASB ASC Topic 718 (each, a “Section 4.2 Event”), then, subject to any necessary TSX approval, one or more of (i) the aggregate number or kind of shares that thereafter may be issued under the Plan, (ii) the number or kind of shares or other property (including cash) subject to an Award, (iii) the purchase or exercise price of Awards, or (iv) the aggregate number or kind of shares with respect to which Incentive Stock Options may thereafter be granted, shall be adjusted by the Committee as the Committee determines, in good faith, to be necessary or advisable to prevent substantial dilution or enlargement of the rights of Participants under the Plan. In connection with any Section 4.2 Event and subject to any necessary TSX approval, the Committee may provide for the cancellation of outstanding Awards and payment in cash or other property in exchange therefor. In addition, subject to Section 4.2(d) and any necessary TSX approval, in the event of any change in the capital structure of the Company that is not a Section 4.2 Event (an “Other Extraordinary Event”), then the Committee may make the adjustments described in clauses (i) through (iv) above as it determines, in good faith, to be necessary or advisable to prevent substantial dilution or enlargement of the rights of Participants under the Plan. Notice of any such adjustment shall be given by the Committee to each Participant whose Award has been adjusted and such adjustment (whether or not such notice is given) shall be binding for all purposes of the Plan. Except as expressly provided in this Section 4.2(b) or in the applicable Award agreement, a Participant shall have no rights by reason of any Section 4.2 Event or any Other Extraordinary Event. Notwithstanding the foregoing, (x) any adjustments made pursuant to Section 4.2(b) to Awards that are considered “non-qualified deferred compensation” within the meaning of Section 409A shall be made in a manner intended to comply with the requirements of Section 409A; and (y) any adjustments made pursuant to Section 4.2(b) to Awards that are not considered “non-qualified deferred compensation” subject to Section 409A shall be made in a manner intended to ensure that after such adjustment, the Awards either (A) continue to be exempt from Section 409A or (B) comply with the requirements of Section 409A.

(c)Fractional shares of Common Stock resulting from any adjustment in Awards pursuant to Section 4.2(a) or (b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half. No cash settlements shall be made with respect to fractional shares eliminated by rounding.

(d)Upon the occurrence of an Acquisition Event, the Committee may terminate all outstanding and unexercised Exercisable Awards, effective as of the date of the Acquisition Event, by delivering notice of termination to each Participant at least 20 days prior to the date of consummation of the Acquisition Event, in which case during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise in full all of such Exercisable Awards that are then outstanding to the extent vested on the date such notice of termination is given (or, at the discretion of the Committee, without regard to any limitations on exercisability otherwise contained in the Award agreements), but any such exercise shall be contingent on the occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise pursuant thereto shall be null and void and the applicable provisions of Section 4.2(b) and Article IX shall apply. For the avoidance of doubt, in the event of an Acquisition Event, the Committee may terminate any Exercisable Award for which the exercise price is equal to or exceeds the Fair Market Value on the date of the Acquisition Event without payment of consideration therefor. If an Acquisition Event occurs but the Committee does not terminate the outstanding Awards pursuant to this Section 4.2(d), then the provisions of Section 4.2(b) and Article IX shall apply.

4.3Minimum Purchase Price. Notwithstanding any provision of the Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under the Plan, such shares shall not be issued for a consideration that is less than permitted under applicable law.

Article V

ELIGIBILITY

5.1General Eligibility. All current and prospective Eligible Employees and Consultants, and current Non-Employee Directors, are eligible to be granted Awards. Eligibility for the grant of Awards and actual participation in the Plan shall be determined by the Committee in its sole discretion. Notwithstanding anything herein to the contrary, no Award under which a Participant may receive shares of Common Stock may be granted to an Eligible Employee, Consultant or Non-Employee Director of any Affiliate if such shares of Common Stock do not constitute “service recipient stock” for purposes of Section 409A with respect to such Eligible Employee, Consultant or Non-Employee Director if such shares are required to constitute “service recipient stock” for such Award to comply with, or be exempt from, Section 409A of the Code.

5.2Incentive Stock Options. Notwithstanding anything herein to the contrary, only Eligible Employees of the Company, its Subsidiaries and its Parent (if any) are eligible to be granted Incentive Stock Options under the Plan. Eligibility for the grant of an Incentive Stock Option and actual participation in the Plan shall be determined by the Committee.

5.3General Requirement. The grant of Awards to a prospective Eligible Employee or Consultant and the vesting and exercise of such Awards shall be conditioned upon such Person actually becoming an Eligible Employee or Consultant; provided, however, that no Award may be granted to a prospective Eligible Employee or Consultant unless the Company determines that the Award will comply with applicable laws, including the securities laws of all relevant jurisdictions (and, in the case of an Award to an Eligible Employee or Consultant pursuant to which Common Stock would be issued prior to such Person performing services for the Company, the Company may require payment of not less than the par value of the Common Stock by cash or check in order to ensure proper issuance of the shares in compliance with applicable law). Awards may be awarded in consideration for past services actually rendered to the Company or an Affiliate.

Article VI

STOCK OPTIONS

6.1Stock Options. Each Stock Option shall be one of two types: (a) an Incentive Stock Option or (b) a Non-Qualified Stock Option. The Committee shall have the authority to grant to any Eligible Employee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options. The Committee shall have the authority to grant to any Consultant or Non-Employee Director Non-Qualified Stock Options. To the extent that any Stock

Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof that does not qualify shall constitute a separate Non-Qualified Stock Option.

6.2Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Participants affected, to disqualify any Incentive Stock Option under Section 422 of the Code.

6.3Terms of Stock Options. Stock Options granted under the Plan shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a)Exercise Price. The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Committee on or before the date of grant, provided that the per share exercise price of a Stock Option shall not be less than 100% (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, 110%) of the Fair Market Value of the Common Stock on the date of grant.

(b)Stock Option Term. The term of each Stock Option shall be fixed by the Committee, provided that no Stock Option shall be exercisable more than ten years after the date such Stock Option is granted (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, five years), provided further that in the circumstance where the end of the term of a Stock Option falls within, or within nine business days after the end of, a “black out” or similar period imposed under any insider trading policy or similar policy of the Company (but not, for greater certainty, a restrictive period resulting from the Company or its Insiders being the subject of a cease trade order of a securities regulatory authority), the end of the term of such Stock Option shall be the tenth business day after the end of such black out period.

(c)Exercisability.

(i)Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee in the applicable Award agreement. The Committee may waive any vesting limitations on exercisability at any time at or after grant in whole or in part, in its discretion.

(ii)Unless otherwise determined by the Committee in the applicable Award agreement, (A) in the event the Participant engages in Detrimental Activity prior to any exercise of the Stock Option, all Stock Options held by the Participant shall thereupon terminate and expire, (B) as a condition of the exercise of a Stock Option, the Participant shall be required to certify in a manner acceptable to the Company (or shall be deemed to have certified) that the Participant is in compliance with the terms and conditions of the Plan and that the Participant has not engaged in, and does not intend to engage in, any Detrimental Activity, and (C) in the event the Participant engages in Detrimental Activity during the one-year period commencing on the earlier of the date the Stock Option is exercised or the date of the Participant’s Termination, the Company shall be entitled to recover from the Participant at any time within one year after such date, and the Participant shall pay over to the Company, an amount equal to any gain realized (whether at the time of exercise or thereafter) as a result of the exercise. Unless otherwise determined by the Committee in the applicable Award agreement, this Section 6.3(c)(ii) shall cease to apply upon a Change in Control.

(d)Method of Exercise. To the extent vested, a Stock Option may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Committee (or its designee) specifying the number of shares of Common Stock to be purchased. Such notice shall be in a form acceptable to the Committee and shall be accompanied by payment in full of the purchase price as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) solely to the extent permitted by applicable law and authorized by the Committee, if the Common Stock is traded on a national securities exchange or quoted on a national quotation system sponsored by the Financial Industry Regulatory Authority, through a procedure whereby the Participant delivers irrevocable instructions to a broker reasonably acceptable to the Committee to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions as may be acceptable to the Committee (including the Participant transferring and disposing of a specified number of vested Stock Options to the Company in exchange for a number of shares of Common Stock having a fair market value equal to the intrinsic value of such vested Stock Options disposed of and transferred to the Company (“Net Settlement”), calculated as set out below). No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for.

Upon the Net Settlement of Stock Options (the “Disposed Options”), the Company shall deliver to the Participant, that number of fully paid and non-assessable shares of Common Stock (“X”) equal to the number of shares of Common Stock that may be acquired by the Disposed Options (“Y”) multiplied by the quotient obtained by dividing the result of the Fair Market Value of one share of Common Stock (“B”) less the exercise price per share of Common Stock subject to the Disposed Options (“A”) by the Fair Market Value of one share of Common Stock (“B”). Expressed as a formula, such number of shares of Common Stock shall be computed as follows:

X = (Y) x (B - A)
                (B)

No fractional shares of Common Stock shall be issuable upon the Net Settlement of Stock Options, such shares of Common Stock to be rounded down to the nearest whole number.

(e)Non-Transferability of Options. No Stock Option shall be Transferable by the Participant other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Participant’s lifetime, only by the Participant. Notwithstanding the foregoing, the Committee may determine that a Non-Qualified Stock Option that otherwise is not Transferable pursuant to this section is Transferable to a Family Member in whole or in part, and in such circumstances, and under such conditions as specified by the Committee. A Non-Qualified Stock Option that is Transferred to a Family Member pursuant to the preceding sentence (i) may not be Transferred subsequently other than by will or by the laws of descent and distribution and (ii) remains subject to the terms of the Plan and the applicable Award agreement. Any shares of Common Stock acquired upon the exercise of a Non-Qualified Stock Option by a permissible transferee of a Non-Qualified Stock Option or a permissible transferee pursuant to a Transfer after the exercise of the Non-Qualified Stock Option shall be subject to the terms of this Plan and the applicable Award agreement.

(f)Termination by Death or Disability. Unless otherwise determined by the Committee at grant (or, if no rights of the Participant (or, in the case of his death, his estate) are reduced, thereafter), if a Participant’s Termination is by reason of death or Disability, all Stock Options that are held by such Participant that are vested and exercisable on the date of the Participant’s Termination may be exercised by the Participant (or, in the case of death, by the legal representative of the Participant’s estate) at any time within a period of one year after the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options.

(g)Involuntary Termination Without Cause. Unless otherwise determined by the Committee at grant (or, if no rights of the Participant (or, in the case of his death, his estate) are reduced, thereafter), if a Participant’s Termination is by involuntary termination by the Company or an Affiliate without Cause, all Stock Options that are held by such Participant that are vested and exercisable on the date of the Participant’s Termination may be exercised by the Participant at any time within a period of 90 days after the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options.

(h)Voluntary Termination. Unless otherwise determined by the Committee at grant (or, if no rights of the Participant (or, in the case of his death, his estate) are reduced, thereafter), if a Participant’s Termination is voluntary (other than a voluntary Termination described in subsection (i)(B) below), all Stock Options that are held by such Participant that are vested and exercisable on the date of the Participant’s Termination may be exercised by the Participant at any time within a period of 30 days after the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options.

(i)Termination for Cause. Unless otherwise determined by the Committee at grant (or, if no rights of the Participant (or, in the case of his death, his estate) are reduced, thereafter), if a Participant’s

Termination (A) is for Cause or (B) is a voluntary Termination after the occurrence of an event that would be grounds for a Termination for Cause, all Stock Options, whether vested or not vested, that are held by such Participant shall terminate and expire on the date of such Termination.

(j)Unvested Stock Options. Unless otherwise determined by the Committee, Stock Options that are not vested as of the date of a Participant’s Termination for any reason shall terminate and expire on the date of such Termination.

(k)Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined as of the date of grant) with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under the Plan and any other stock option plan of the Company, any Subsidiary or any Parent exceeds $100,000, such Incentive Stock Options shall be treated as Non-Qualified Stock Options. In addition, if an Eligible Employee does not remain employed by the Company, any Subsidiary or any Parent at all times from the date an Incentive Stock Option is granted until three months prior to the date of exercise thereof (or such other period as required by applicable law), such Stock Option shall be treated as a Non-Qualified Stock Option. Should any provision of the Plan not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

(l)Form, Modification, Extension and Renewal of Stock Options. Stock Options may be evidenced by such form of agreement as is approved by the Committee. The Committee may, subject to any necessary TSX approval and subject to terms of this Plan, (i) modify, extend or renew outstanding Stock Options (provided that (A) the rights of a Participant are not reduced without his consent; and (B) such action does not subject the Stock Options to Section 409A or otherwise extend the Stock Options beyond their stated term), and (ii) accept the surrender of outstanding Stock Options and authorize the granting of new Stock Options in substitution therefor. Notwithstanding anything herein to the contrary, an outstanding Option may not be modified to reduce the exercise price thereof nor may a new Option at a lower exercise price be substituted for a surrendered Option (other than adjustments or substitutions in accordance with Section 4.2), unless such action is approved by the stockholders of the Company.

(m)No Reload Options. Options shall not provide for the grant of the same number of Options as the number of shares used to pay for the exercise price of Options or shares used to pay withholding taxes (i.e., “reloads”).

Article VII

RESTRICTED STOCK

7.1Awards of Restricted Stock. The Committee shall determine the Participants to whom, and the time or times at which, grants of Restricted Stock shall be made, the number of shares to be awarded, the purchase price (if any) to be paid by the Participant (subject to Section 7.2), the time or times at which such Awards may be subject to forfeiture or to restrictions on transfer, and all other terms and conditions of the Awards.

Unless otherwise determined by the Committee in the applicable Award agreement, (A) in the event the Participant engages in Detrimental Activity prior to any vesting of Restricted Stock, all unvested Restricted Stock shall be immediately forfeited, and (B) in the event the Participant engages in Detrimental Activity during the one year period after any vesting of such Restricted Stock, the Committee shall be entitled to recover from the Participant (at any time within one year after such engagement in Detrimental Activity) an amount equal to the Fair Market Value as of the vesting date(s) of any Restricted Stock that had vested in the period referred to above. Unless otherwise determined by the Committee in the applicable Award agreement, this paragraph shall cease to apply upon a Change in Control.

The Committee may condition the grant or vesting of Restricted Stock upon the attainment of specified performance goals (including goals based on the Performance Criteria) or such other factors as the Committee may determine.

7.2Awards and Certificates. The Committee may require, as a condition to the effectiveness of an Award of Restricted Stock, that the Participant execute and deliver to the Company an Award agreement or other documentation and comply with the terms of such Award agreement or other documentation. Further, Restricted Stock shall be subject to the following conditions:

(a)Purchase Price. The purchase price of Restricted Stock, if any, shall be fixed by the Committee. In accordance with Section 4.3, the purchase price for shares of Restricted Stock may be zero to the extent permitted by applicable law, and, to the extent not so permitted, such purchase price may not be less than par value.

(b)Legend. Each Participant receiving Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall, in addition to such legends required by applicable securities laws, bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

“The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Helius Medical Technologies, Inc. (the “Company”) 2018 Omnibus Incentive Plan (as amended from time to time, the “Plan”), and an Award Agreement entered into between the registered owner and the Company dated __________. Copies of such Plan and Agreement are on file at the principal office of the Company.”

(c)Custody. If stock certificates are issued in respect of shares of Restricted Stock, the Committee may require that any stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any grant of Restricted Stock, the Participant shall have delivered a duly signed stock power or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate by the Company, which would permit transfer to the Company of all or a portion of the shares subject to the Award of Restricted Stock in the event that such Award is forfeited in whole or part.

7.3Restrictions and Conditions. Restricted Stock shall be subject to the following restrictions and conditions:

(a)Restriction Period.

(i)The Participant shall not be permitted to Transfer shares of Restricted Stock, and the Restricted Stock shall be subject to a risk of forfeiture (collectively, “restrictions”) during the period or periods set by the Committee (the “Restriction Periods”), as set forth in the Restricted Stock award agreement. The Committee may provide for the lapse of the restrictions in whole or in part (including in installments) based on service, attainment of performance goals or such other factors or criteria as the Committee may determine, and may waive all or any part of the restrictions at any time subject to Section 7.3(a)(ii).

(ii)The Committee may condition the grant or vesting of Restricted Stock upon the attainment of performance goals (including, performance goals based on the Performance Criteria) or such other factors as the Committee may determine.

(b)Rights as a Stockholder. Except as otherwise determined by the Committee, the Participant shall have all the rights of a holder of shares of Common Stock of the Company with respect to the vested portion of Restricted Stock, subject to the following provisions of this Section 7.3(b). Except as otherwise determined by the Committee, (i) the Participant shall have no right to tender shares of Restricted Stock, (ii) dividends or other distributions (collectively, “dividends”) on shares of Restricted Stock shall be withheld, in each case, while the Restricted Stock is subject to restrictions, and (iii) in no event shall dividends or other distributions payable thereunder be paid unless and until the shares of Restricted Stock to which they relate no longer are subject to a risk of forfeiture. Dividends that are not paid currently shall be credited to bookkeeping accounts on the Company’s records for purposes of the Plan and, except as otherwise determined by the Committee, shall not accrue interest. Such dividends shall be paid to the Participant in the same form as paid on the Common Stock upon the lapse of the restrictions. The obligation of the Company to pay any dividends hereunder upon lapse of the applicable restrictions shall be a general, unsecured obligation of the Company payable solely from the general assets of the Company. In no event shall the Company be required, or have any obligation, to set aside, or hold in escrow or trust, any funds for the purpose of paying such dividends.

(c)Termination. Upon a Participant’s Termination for any reason during the Restriction Period, all Restricted Stock still subject to restriction will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant, or, if no rights of a Participant are reduced, thereafter.

(d)Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant, and any and all unpaid distributions or dividends payable thereunder shall be paid. All legends shall be removed from said certificates at the time of delivery to the Participant, except as otherwise required by applicable law or other limitations imposed by the Committee.

Article VIII

OTHER STOCK-BASED AWARDS

8.1Other Awards. The Committee is authorized to grant Other Stock-Based Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock, including but not limited to, shares of Common Stock awarded purely as a bonus and not subject to any restrictions or conditions, shares of Common Stock in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company or an Affiliate, stock appreciation rights, stock equivalent units, restricted stock units, Performance Shares, Performance Units and Awards valued by reference to book value of shares of Common Stock.

The Committee shall have authority to determine the Participants to whom, and the time or times at which, Other Stock-Based Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Awards, and all other terms and conditions of the Awards.

The Committee may condition the grant or vesting of Other Stock-Based Awards upon the attainment of performance goals (including, performance goals based on the Performance Criteria) or such other factors as the Committee may determine.

8.2Terms and Conditions. Other Stock-Based Awards made pursuant to this Article VIII shall be subject to the following terms and conditions:

(a)Non-Transferability. The Participant may not Transfer Other Stock-Based Awards or the Common Stock underlying such Awards prior to the date on which the underlying Common Stock is issued, or, if later, the date on which any restriction, performance or deferral period applicable to such Common Stock lapses.

(b)Dividends. The Committee shall determine to what extent, and under what conditions, the Participant shall have the right to receive dividends, dividend equivalents or other distributions (collectively, “dividends”) with respect to shares of Common Stock covered by Other Stock-Based Awards. Except as otherwise determined by the Committee, dividends with respect to unvested Other Stock-Based Awards shall be withheld until such Other Stock-Based Awards vest. Dividends that are not paid currently shall be credited to bookkeeping accounts on the Company’s records for purposes of the Plan and, except as otherwise determined by the Committee, shall not accrue interest. Such dividends shall be paid to the Participant in the same form as paid on the Common Stock or such other form as is determined by the Committee upon the lapse of the restrictions. The obligation of the Company to pay any dividends hereunder upon lapse of the applicable restrictions shall be a general, unsecured obligation of the Company payable solely from the general assets of the Company. In no event shall the Company be required, or have any obligation, to set aside, or hold in escrow or trust, any funds for the purpose of paying such dividends.

(c)Vesting. Other Stock Based Awards and any underlying Common Stock shall vest or be forfeited to the extent set forth in the applicable Award agreement or as otherwise determined by the Committee. At the expiration of any applicable Performance Period, the Committee shall determine the extent to which the relevant performance goals are achieved and the portion of each Other Stock-Based Award that has been earned. The Committee may, at or after grant, accelerate the vesting of all or any part of any Other Stock-Based Award.

(d)Payment. Following the Committee’s determination in accordance with subsection (c) above, shares of Common Stock or, as determined by the Committee, the cash equivalent of such shares, shall be delivered to the Participant, or his legal representative, in an amount equal to such individual’s earned Other Stock-Based Award. Notwithstanding the foregoing, the Committee may exercise negative discretion by providing in an Other Stock-Based Award the discretion to pay an amount less than otherwise would be provided under the applicable level of attainment of the performance goals or subject the payment of all or part of any Other Stock-Based Award to additional vesting, forfeiture and deferral conditions as it deems appropriate.

(e)Detrimental Activity. Unless otherwise determined by the Committee in the applicable Award agreement, (A) in the event the Participant engages in Detrimental Activity prior to any vesting of such Other Stock-Based Award, all unvested Other Stock-Based Awards shall be immediately forfeited, and (B) in the event the Participant engages in Detrimental Activity during the one year period after any vesting of such Other Stock-Based Award, the Committee shall be entitled to recover from the Participant (at any time within the one-year period after such engagement in Detrimental Activity) an amount equal to any gain the Participant realized from any Other Stock-Based Award that had vested in the period referred to above. Unless otherwise determined by the Committee in the applicable Award agreement, this Section 8.2(e) shall cease to apply upon a Change in Control.

(f)Price. Common Stock issued on a bonus basis under this Article VIII may be issued for no cash consideration; Common Stock purchased pursuant to a purchase right awarded under this Article VIII shall be priced as determined by the Committee.

(g)Termination. Upon a Participant’s Termination for any reason during the Performance Period, the Other Stock-Based Awards will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant or, if no rights of the Participant are reduced, thereafter.

Article IX

CHANGE IN CONTROL PROVISIONS

9.1Change in Control. In the event of a Change in Control of the Company, except as otherwise provided by the Committee in an Award agreement or otherwise in writing, a Participant’s unvested Award shall not vest and a Participant’s Award shall be treated in accordance with one of the following methods as determined by the Committee:

(a)Awards, whether or not then vested, may be continued, assumed, have new rights substituted therefor or be treated in accordance with Section 4.2(d), and Restricted Stock or other Awards may, where appropriate in the discretion of the Committee, receive the same distribution as other Common Stock on such terms as determined by the Committee; provided that, the Committee may decide to award additional Restricted Stock or any other Award in lieu of any cash distribution. Notwithstanding anything to the contrary herein, any assumption or substitution of Incentive Stock Options shall be structured in a manner intended to comply with the requirements of Treasury Regulation §1.424-1 (and any amendments thereto).

(b)Awards may be canceled in exchange for an amount of cash equal to the Change in Control Price (as defined below) per share of Common Stock covered by such Awards), less, in the case of an

Appreciation Award, the exercise price per share of Common Stock covered by such Award. The “Change in Control Price” means the price per share of Common Stock paid in the Change in Control transaction.

(c)Appreciation Awards may be cancelled without payment, if the Change in Control Price is less than the exercise price per share of such Appreciation Awards.

Notwithstanding anything else herein, the Committee may provide for accelerated vesting or lapse of restrictions, of an Award at any time.

Article X

TERMINATION OR AMENDMENT OF PLAN

Notwithstanding any other provision of the Plan but subject to any necessary TSX approval, the Board, or the Committee (to the extent permitted by law), may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan (including any amendment deemed necessary or advisable to ensure that the Company may comply with any regulatory requirement referred to in Article XII or Section 409A), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be reduced in any material respect without the consent of such Participant and, provided further, without the approval of the holders of the Company’s Common Stock entitled to vote in accordance with applicable law and, if applicable, Disinterested Shareholder Approval, no amendment may be made that would (a) increase the aggregate number of shares of Common Stock that may be issued under the Plan (except by operation of Section 4.2); (b) change the classification of individuals eligible to receive Awards under the Plan; (c) extend the maximum term of Options; (d) other than adjustments or substitutions in accordance with Section 4.2, amend the terms of outstanding Awards to reduce the exercise price of outstanding Stock Options or Appreciation Awards, or cancel outstanding Stock Options or Appreciation Awards (where, prior to the reduction or cancellation, the exercise price exceeds the Fair Market Value on the date of cancellation) in exchange for cash, other Awards or Stock Options or Appreciation Awards with an exercise price that is less than the exercise price of the original Stock Options or Appreciation Awards; or (e) otherwise require stockholder approval in order for the Plan or any of the Awards issued hereunder to continue to comply with applicable law (including Code Section 422) or the rules of any applicable securities exchange or system on which the Company’s securities are listed or traded at the request of the Company.

Subject to any necessary TSX approval, the Committee may amend the terms of any Award theretofore granted, prospectively or retroactively; provided that no such amendment reduces in any material respect the rights of any Participant without the Participant’s consent. Actions taken by the Committee in accordance with Article IV shall not be deemed to reduce the rights of any Participant.

Notwithstanding anything herein to the contrary, the Board or the Committee may amend the Plan or any Award at any time without a Participant’s consent to comply with Section 409A or any other applicable law.

Article XI

UNFUNDED PLAN

The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

Article XII
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GENERAL PROVISIONS

12.1Legend. The Committee may require each person receiving shares of Common Stock pursuant to an Award to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof and such other securities law related representations as the Committee shall request. In addition to any legend required by the Plan, the certificates or book entry accounts for such shares may include any legend that the Committee deems appropriate to reflect any restrictions on Transfer.

All certificates or book entry accounts for shares of Common Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national automated quotation system on which the Common Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. If necessary or advisable in order to prevent a violation of applicable securities laws or to avoid the imposition of public company reporting requirements, then, notwithstanding anything herein to the contrary, any stock-settled Awards shall be paid in cash in an amount equal to the Fair Market Value on the date of settlement of such Awards.

12.2Other Plans. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

12.3No Right to Employment/Consultancy/Directorship. Neither the Plan nor the grant of any Award thereunder shall give any Participant or other person any right to employment, consultancy or directorship by the Company or any Affiliate, or limit in any way the right of the Company or any Affiliate by which an employee is employed or a Consultant or Non-Employee Director is retained to terminate his employment, consultancy or directorship at any time.

12.4Withholding of Taxes. The Company or any Affiliate shall have the right to deduct from any payment to be made pursuant to the Plan, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash thereunder, payment by the Participant of, any Federal, foreign, state or local taxes required by law to be withheld. Upon the vesting of Restricted Stock (or other Award that is taxable upon vesting), or upon making an election under Section 83(b) of the Code, a Participant shall pay all required withholding to the Company or any Affiliate. Any statutorily required withholding obligation with regard to any Participant may be satisfied, subject to the consent of the Committee, by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

12.5No Assignment of Benefits. No Award or other benefit payable under the Plan shall, except as otherwise specifically provided in the Plan or permitted by the Committee, be Transferable in any manner, and any attempt to Transfer any such benefit shall be void, and any such benefit shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such benefit, nor shall it be subject to attachment or legal process for or against such person.

12.6Listing and Other Conditions.

(a)Unless otherwise determined by the Committee, as long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issuance of shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Stock Option or other Exercisable Award with respect to such shares shall be suspended until such listing has been effected.

(b)If at any time counsel to the Company shall be of the opinion that any offer or sale of Common Stock pursuant to an Award is or may be unlawful or prohibited, or will or may result in the imposition of excise taxes on the Company, under the statutes, rules or regulations of any applicable jurisdiction or under the rules of the national securities exchange on which the Common Stock then is listed, the Company shall have no obligation to make such offer or sale, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise, with respect to the Common Stock or Awards, and the right to exercise any Stock Option or other Exercisable Award shall be suspended until, in the opinion of said counsel, such offer or sale shall be lawful, permitted or will not result in the imposition of excise taxes on the Company.

(c)Upon termination of any period of suspension under this Section 12.6, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Award.

(d)A Participant shall be required to supply the Company with certificates, representations and information that the Company requests and otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval the Company deems necessary or appropriate.

12.7Governing Law. The Plan and matters arising under or related to it shall be governed by and construed in accordance with the internal laws of the State of Wyoming without giving effect to its principles of conflicts of laws.

12.8Construction. Wherever any words are used in the Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply. As used herein, (a) ”or” shall mean “and/or” and (b) ”including” or “include” shall mean “including, without limitation.” Any reference herein to an agreement in writing shall be deemed to include an electronic writing to the extent permitted by applicable law.

12.9No Acquired Rights. In participating in the Plan, each Participant is deemed to acknowledge and accept that the Committee has the sole discretion to amend or terminate the Plan, to the extent permitted hereunder, at any time and that the opportunity given to a Participant to participate in the Plan is at the sole discretion of the Committee and does not obligate the Company or any Affiliate to offer such participation in the future (whether on the same or different terms). In participating in the Plan, each Participant is deemed further to acknowledge and accept that (i) such Participant’s participation in the Plan is not to be considered part of any normal or expected compensation, (ii) the value of Awards granted to a Participant shall not be used for purposes of determining any benefits or compensation payable to the Participant or the Participant’s beneficiaries or estate under any benefit arrangement of the Company or its Affiliates and (iii) the termination of the Participant’s employment with the Company or an Affiliate under any circumstance whatsoever will not give the Participant any claim or right of action against the Company or any of its Affiliates in respect of any lost rights under the Plan that may arise as a result of such termination of employment.

12.10Data Protection. By participating in the Plan, each Participant shall consent to the holding and processing of personal information provided by such Participant to the Company, any Affiliate, trustee or third-party service provider, for all purposes relating to the operation of the Plan. These include, but are not limited to: (i) administering and maintaining Participant records; (ii) providing information to the Company, Affiliates, trustees of any employee benefit trust, registrars, brokers or third-party administrators of the Plan; (iii) providing information to future purchasers or merger partners of the Company or any Affiliate, or the business in which the Participant works; and (iv) transferring personal information about the Participant to any country or territory that may not provide the same protection for the information as the Participant’s home country. Such personal information may include, without limitation, the Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares or directorships held in the Company or an Affiliate and details of all Awards or other entitlement to shares awarded, canceled, exercised, vested, unvested or outstanding in a Participant’s favor.

12.11Costs. The Company shall bear all expenses associated with administering the Plan, including expenses of issuing Common Stock pursuant to any Awards.

12.12No Right to Same Benefits. The provisions of Awards need not be the same with respect to each Participant, and each Award to an individual Participant need not be the same.

12.13Death/Disability. The Committee may require the transferee of a Participant to supply it with written notice of the Participant’s death or Disability and to supply it with a copy of the will (in the case of the Participant’s death) or such other evidence as the Committee deems necessary or advisable to establish the validity of the transfer of an Award. The Committee also may require that the transferee agree to be bound by all of the terms and conditions of the Plan.

12.14Section 16(b) of the Exchange Act. All elections and transactions under the Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or advisable for the administration and operation of the Plan and the transaction of business thereunder.

12.15Section 409A. Although the Company does not guarantee to a Participant the particular tax treatment of any Award, all Awards are intended to comply with, or be exempt from, the requirements of Section 409A and the Plan and any Award agreement shall be limited, construed and interpreted in accordance with such intent. To the extent that any Award constitutes “non-qualified deferred compensation” pursuant to Section 409A (a “Section 409A Covered Award”), it is intended to be paid in a manner that will comply with Section 409A. In no event shall the Company be liable for any additional tax, interest or penalties that may be imposed on a Participant by Section 409A or for any damages for failing to comply with Section 409A. Notwithstanding anything in the Plan or in an Award to the contrary, the following provisions shall apply to Section 409A Covered Awards:

(a)A termination of employment shall not be deemed to have occurred for purposes of any provision of a Section 409A Covered Award providing for payment upon or following a termination of the Participant’s employment unless such termination is also a “separation from service” within the meaning of Section 409A and, for purposes of any such provision of a Section 409A Covered Award, references to a “termination,” “termination of employment” or like terms shall mean separation from service. Notwithstanding any provision to the contrary in the Plan or the Award, if the Participant is deemed on the date of the Participant’s Termination to be a “specified employee” within the meaning of that term under Section 409A(a)(2)(B) of the Code and using the identification methodology selected by the Company from time to time, or if none, the default methodology set forth in Section 409A, then with regard to any such payment under a Section 409A Covered Award, to the extent required to be delayed in compliance with Section 409A(a)(2)(B) of the Code, such payment shall not be made prior to the earlier of (i) the expiration of the six-month period measured from the date of the Participant’s separation from service, and (ii) the date of the Participant’s death. All payments delayed pursuant to this Section 12.15(a) shall be paid to the Participant on the first day of the seventh month following the date of the Participant’s separation from service or, if earlier, on the date of the Participant’s death.

(b)With respect to any payment pursuant to a Section 409A Covered Award that is triggered upon a Change in Control, the settlement of such Award shall not occur until the earliest of (i) the Change in Control if such Change in Control constitutes a “change in the ownership of the corporation,” a “change in effective control of the corporation” or a “change in the ownership of a substantial portion of the assets of the corporation,” within the meaning of Section 409A(a)(2)(A)(v) of the Code, (ii) the date such Award otherwise would be settled pursuant to the terms of the applicable Award agreement and (iii) the Participant’s “separation from service” within the meaning of Section 409A, subject to Section 12.15(a).

(c)For purposes of Code Section 409A, a Participant’s right to receive any installment payments under the Plan or pursuant to an Award shall be treated as a right to receive a series of separate and distinct payments.

(d)Whenever a payment under the Plan or pursuant to an Award specifies a payment period with reference to a number of days (e.g., “payment shall be made within 30 days following the date of termination”), the actual date of payment within the specified period shall be within the sole discretion of the Company.

12.16Successor and Assigns. The Plan shall be binding on all successors and permitted assigns of a Participant, including the estate of such Participant and the executor, administrator or trustee of such estate.

12.17Severability of Provisions. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

12.18Participants Subject to Taxation Outside the U.S.; No Tax Equalization. With respect to a Participant who is subject to taxation in a country other than the United States, the Committee may grant Awards to such Participant on such terms and conditions as the Committee deems appropriate to comply with the laws of the applicable country, and the Committee may create such procedures, addenda and subplans and make such modifications as may, in the Committee’s discretion, be necessary or desirable to comply with such laws. Neither the Company nor any Affiliate shall have any responsibility to such Participant with respect to any taxes owed or owing in or to any jurisdiction that such Participant incurs as a result of receiving an Award and becoming a Participant in the Plan, nor shall the Company or any Affiliate provide any tax equalization payment to any Participant in respect of taxes owed or owing in or to any jurisdiction by a Participant.

12.19Payments to Minors, Etc. Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipt thereof shall be deemed paid when paid to such person’s guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Board, the Company, its Affiliates and their employees, agents and representatives with respect thereto.

12.20Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

12.21Recoupment. All Awards granted or other compensation paid by the Company under the Plan, including any shares of Common Stock issued under any Award thereunder, will be subject to: (i) any compensation recapture policies established by the Board or the Committee from time to time and in effect at the time of grant of the Award, and (ii) any compensation recapture policies to the extent required pursuant to any applicable law (including, without limitation, the Dodd-Frank Act) or the rules and regulations of any national securities exchange on which the shares of Common Stock are then traded.

12.22Reformation. If any provision regarding Detrimental Activity or any other provision set forth in the Plan or an Award agreement is found by any court of competent jurisdiction or arbitrator to be invalid, void or unenforceable or to be excessively broad as to duration, activity, geographic application or subject, such provision or provisions shall be construed, by limiting or reducing them to the extent legally permitted, so as to be enforceable to the maximum extent compatible with then applicable law.

12.23Electronic Communications. Notwithstanding anything else herein to the contrary, any Award agreement, notice of exercise of an Exercisable Award, or other document or notice required or permitted by the Plan or an Award that is required to be delivered in writing may, to the extent determined by the Committee, be delivered and accepted electronically. Signatures also may be electronic if permitted by the Committee. The term “written agreement” as used in the Plan shall include any document that is delivered and/or accepted electronically.

12.24Agreement. As a condition to the grant of an Award, if requested by the Company and the lead underwriter of any public offering of the Common Stock (the “Lead Underwriter”), a Participant shall irrevocably agree not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise transfer or dispose of, any interest in any Common Stock or any securities convertible into, derivative of, or exchangeable or exercisable for Common Stock, or any other rights to purchase or acquire Common Stock (except Common Stock included in such public offering or acquired on the public market after such offering) during such period of time following the effective date of a registration statement of the Company filed under the Securities Act that the Lead Underwriter shall specify (the “Lock-up Period”). The Participant shall further agree to sign such documents as may be requested by the Lead Underwriter to effect the foregoing and agree that the Company may impose stop-transfer instructions with respect to Common Stock acquired pursuant to an Award until the end of such Lock-up Period.

12.25TSX Policy Manual. For so long as the Common Stock is listed on the TSX, the provisions of this Plan are subject to the relevant policies of the TSX, including but not limited to the TSX Company Manual.

Article XIII

EFFECTIVE DATE OF PLAN

The Plan was adopted by the Board on May 8, 2018, effective as of the date of the annual meeting of stockholders of the Company held in calendar year 2018, provided the Plan is approved by the Company’s stockholders at such meeting (the “Effective Date”).

ARTICLE XV

TERM OF PLAN

No Award shall be granted on or after the tenth anniversary of the earlier of (a) the date the Plan is adopted by the Board or (b) the date the Plan is approved by the stockholders of the Company, provided that Awards granted prior to such tenth anniversary may extend beyond that date in accordance with the terms of the Plan.

EXHIBIT A

PERFORMANCE CRITERIA

Performance goals established for purposes of the grant or vesting of performance-based Awards of Restricted Stock, Other Stock-Based Awards or Performance-Based Cash Awards shall be based on one or more of the following performance criteria (“Performance Criteria”):

(1)	enterprise value or value creation targets;

(2)	income or net income; operating income; net operating income or net operating income after tax; operating profit or net operating profit;

(3)	cash flow including, but not limited to, from operations or free cash flow;

(4)

specified objectives with regard to limiting the level of increase in all or a portion of bank debt or other long-term or short-term public or private debt or other similar financial obligations, or other capital structure improvements, which may be calculated net of cash balances or other offsets and adjustments as may be established by the Committee;

(5)	net sales, revenues, net income or earnings before income tax or other exclusions;

(6)	operating margin; return on operating revenue or return on operating profit;

(7)	return measures (after tax or pre-tax), including return on capital employed, return on invested capital; return on equity, return on assets, return on net assets;

(8)	market capitalization, earnings per share, fair market value of the shares of the Common Stock, franchise value (net of debt), economic value added;

(9)	total stockholder return or growth in total stockholder return (with or without dividend reinvestment);

(10)	financing and other capital raising transactions;

(11)	proprietary investment results;

(12)	estimated market share;

(13)	expansion of sales in additional geographies or markets;

(14)	expense management/control or reduction (including without limitation, compensation and benefits expense);

i

(15)	customer satisfaction;

(16)	technological improvements/implementation, new product innovation;

(17)	collections and recoveries;

(18)	property/asset purchases;

(19)	litigation and regulatory resolution/implementation goals;

(20)	leases, contracts or financings (including renewals, overhead, savings, G&A and other expense control goals);

(21)	risk management/implementation;

(22)	development and implementation of strategic plans or organizational restructuring goals;

(23)	development and implementation of risk and crisis management programs; compliance requirements and compliance relief; productivity goals; workforce management and succession planning goals;

(24)	employee satisfaction or staff development;

(25)	formations of joint ventures or partnerships or the completion of other similar transactions intended to enhance revenue or profitability or to enhance its customer base;

(26)	licensing or partnership arrangements;

(27)	progress of partnered programs and partner satisfaction;

(28)	progress of internal research or development programs;

(29)	strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property);

(30)	implementation or completion of critical projects;

(31)	completion of a merger, acquisition or any transaction that results in the sale of all or substantially all of the stock or assets; or

(32)	other measures of performance selected by the Committee.

All Performance Criteria may be based upon the attainment of specified levels of the Company (or Affiliate, division, other operational unit, business segment or administrative department of the Company or any Affiliate) performance under one or more of the measures described above and may be measured relative to the performance of other corporations (or an affiliate, subsidiary, division, other operational unit, business segment or administrative department of another corporation or its affiliates). Any goal may be expressed as a dollar figure, on a percentage basis (if applicable) or on a per share basis, and goals may be either absolute, relative to a selected peer group or index, or a combination of both. The Committee may: (i) designate additional business criteria on which the Performance Criteria may be based or (ii) adjust, modify or amend the aforementioned business criteria.

Except as otherwise determined by the Committee in the applicable Award agreement or in such other document setting forth the Performance Criteria at the time the Performance Criteria are established, the measures used in

Performance Criteria set under the Plan shall be determined in accordance with generally accepted accounting principles (“GAAP”) and in a manner consistent with the methods used in the Company’s regular reports on Forms 10-K and 10-Q, without regard to any of the following unless otherwise determined by the Committee:

(a) all items of gain, loss or expense for the fiscal year or other applicable performance period that are related to special, unusual or non-recurring items, events or circumstances affecting the Company (or Affiliate, division, other operational unit, business segment or administrative department of the Company or any Affiliate) or the financial statements of the Company (or Affiliate, division, other operational unit, business segment or administrative department of the Company or any Affiliate);

(b) all items of gain, loss or expense for the fiscal year or other applicable performance period that are related to (i) the disposal of a business or discontinued operations or (ii) the operations of any business acquired by the Company (or Affiliate, division, other operational unit, business segment or administrative department of the Company or any Affiliate) during the fiscal year or other applicable performance period; and

(c) all items of gain, loss or expense for the fiscal year or other applicable performance period that are related to changes in accounting principles or to changes in applicable law or regulations.

To the extent any Performance Criteria are expressed using any measures that require deviations from GAAP, such deviations shall be at the discretion of the Committee as exercised at the time the Performance Criteria are set.

SAM SAMPLE 123 SAMPLES STREET SAMPLETOWN SS X9X X9X CANADA HLUQ HELIUS MEDICAL TECHNOLOGIES INC. Security Class CLASS A COMMON Holder Account Number C9999999999 IND Form of Proxy - Annual Meeting of Shareholders to be held on June 28, 2018 This Form of Proxy is solicited by and on behalf of Management. Notes to proxy 1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). 2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy. 3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. 4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder. 5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management. 6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof. 8. This proxy should be read in conjunction with the accompanying documentation provided by Management. Proxies submitted must be received by 5:00PM (Eastern Time) on June 26, 2018. VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK! To Vote Using the Telephone • Call the number listed BELOW from a touch tone telephone. 1-866-732-VOTE (8683) Toll Free To Vote Using the Internet • Go to the following web site: www.investorvote.com • Smartphone? Scan the QR code to vote now. If you vote by telephone or the Internet, DO NOT mail back this proxy. Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy. To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below. CONTROL NUMBER 23456 78901 23456 ------- Fold ------- Fold HLUQ_PRX_276023/000001/000001/i

*S000001Q01* 000001  C9999999999 *C9999999999* *C9999999999* IND SAM SAMPLE ------- Fold ------- Fold C02 Appointment of Proxyholder I/We being holder(s) of Helius Medical Technologies, Inc. hereby appoint: Philippe Deschamps, or failing him, Joyce LaViscount, OR Print the name of the person you are appointing if this person is someone other than the Chairman of the Meeting. as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual Meeting of Shareholders of Helius Medical Technologies, Inc. to be held at 642 Newtown Yardley Road, Suite 100, Newtown, Pennsylvania 18940, on June 28, 2018 at 10:00 AM (Eastern Time) and at any adjournment or postponement thereof. VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES. 1. Election of Directors 01. Philippe Deschamps For Withhold 02. Dane C. Andreeff For Withhold 03. Thomas E. Griffin For Withhold 04. Huaizheng Peng 05. Edward M. Straw 06. Mitchell E. Tyler 07. Blane Walter 2. Appointment of Auditors To ratify the selection of BDO USA, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018. For Withhold 3. Reincorporation of the Company To approve the reincorporation of the Company from the State of Wyoming to the State of Delaware. For Against Abstain 4. Prior Stock Grant Approval To ratify the prior stock option grant to Joyce LaViscount, the Company’s Chief Financial Officer and Chief Operating Officer, to purchase 800,000 shares of common stock, on a pre-reverse stock split basis. For Against Abstain 5. Equity Incentive Plan To approve the Company’s 2018 Equity Incentive Plan. For Against Abstain Authorized Signature(s) - This section must be completed for your instructions to be executed. I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management. Signature(s) Date H L U Q 2 7 6 0 2 3 1 P I A R 0 9 9 9 9 9